NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[REDACTED FOR PROPRIETARY REASONS]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EXECUTION VERSION

GOLD PURCHASE AGREEMENT

Between

KLONDEX MINES LTD.

- and -

FRANCO-NEVADA GLW HOLDINGS CORP.

____________________________________

February 11, 2014
____________________________________

TABLE OF CONTENTS

1.	Definitions	1

2.	Interpretation.	15

3.	Purchase and Sale of Purchased Gold Ounces	16

4.	Conditions for Payment of Purchase Price	18

5.	Taxes	19

6.	Reporting Obligations	20

7.	Books and Records; Audits; Inspections	22

8.	Maintenance of Existence and Property	22

9.	Management of Mining Operations	23

10.	Royalty and Stream Interests	24

11.	Financing Matters	26

12.	Insurance Matters	27

13.	Security Matters	27

14.	Events of Default	28

15.	Effect of Event of Default	32

16.	Representations and Warranties of the Buyer	32

17.	Representations and Warranties of the Seller	32

18.	Indemnities	33

19.	Term	33

20.	Restricted Transfer Rights of the Seller Entities	34

21.	Transfer Rights of the Buyer	34

22.	Governing Law	35

23.	Notices	35

24.	General Provisions	36

-i-

TABLE OF CONTENTS
(continued)

SCHEDULES:

SCHEDULE A – DESCRIPTION OF MIDAS PROPERTY

SCHEDULE B – DESCRIPTION OF FIRE CREEK PROPERTY

SCHEDULE C – DESCRIPTION OF OTHER PROPERTIES

SCHEDULE D – MONTHLY DELIVERY REQUIREMENTS

SCHEDULE E – CONDITIONS FOR PAYMENT OF PURCHASE PRICE

SCHEDULE F – REPRESENTATIONS AND WARRANTIES OF THE BUYER

SCHEDULE G – REPRESENTATIONS AND WARRANTIES OF THE SELLER

-ii-

GOLD PURCHASE AGREEMENT

GOLD PURCHASE AGREEMENT dated February 11, 2014.

BETWEEN:

KLONDEX MINES LTD., a corporation existing under the laws of British Columbia (the “Seller”)

- and -

FRANCO-NEVADA GLW HOLDINGS CORP., a corporation incorporated under the laws of Canada (the “Buyer”)

WHEREAS:

(A)

In order to finance the Acquisition of the Midas Mine by the Seller, the Seller has agreed to sell the Purchased Gold Ounces to the Buyer, on and subject to the terms and conditions set out in this Agreement.

(B)	Upon completion of the Acquisition, the Midas Owner, which owns and has the right to operate and mine 100% of the Midas Mine, will be an indirect, wholly-owned Subsidiary of the Seller.

(C)	The Fire Creek Owner, which owns and has the right to develop, operate and mine 100% of the Fire Creek Project, is an indirect, wholly-owned Subsidiary of the Seller.

(D)

The Seller has agreed to cause the Seller Entities to enter into the Security Agreements, for the purpose of guaranteeing and securing the Delivery Obligations of the Seller due to the Buyer under this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions

For the purposes of this Agreement (including the recitals), unless the context otherwise requires, each of the following terms shall have the meaning given to it, as set out below, and grammatical variations of such term shall have a corresponding meaning:

“Accounts” means: (i) all “accounts” as such term is used in the applicable Personal Property Securities Legislation, and (ii) all existing and hereafter arising rights to payment of a monetary obligation, whether or not earned by performance.

“Acquisition” means the indirect acquisition of the Midas Mine by the Seller from Newmont USA Limited through the purchase by Klondex Holdings of all of the issued and outstanding shares of capital stock of Midas Holdings pursuant to the Acquisition Agreement.

“Acquisition Agreement” means the stock purchase agreement dated December 4, 2013 between Newmont USA Limited, Klondex Holdings and the Seller, as amended on February 10, 2014.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For the purposes of this definition and the definitions of “Change of Control” and “Subsidiary”, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Gold Purchase Agreement and all attached schedules, as such may be amended, restated, modified or superseded from time to time in accordance with the terms hereof.

“Annual Compliance Certificate” means a certificate signed by an authorized senior officer of the Seller certifying that as of the date of such certificate:

(a)

all of the representations and warranties made by the Seller Entities pursuant to the Transaction Documents are true and accurate in all material respects (other than those representations and warranties which are subject to a materiality qualifier, which representations and warranties shall be true and accurate in all respects) as if made on and as of the date of such certificate;

(b)	no Event of Default or Material Adverse Effect has occurred and is continuing as of the date of such certificate; and

(c)	no event which with notice or lapse of time or both would become an Event of Default has occurred and is continuing as of the date of such certificate;

in each case, except as specified in such certificate, together with all material information relating to such exception, including, if applicable, any action which the Seller Entities have taken or propose to take with respect thereto.

“Annual Forecast Report” means a written report in relation to a fiscal year, with respect to each of the Midas Mine and the Fire Creek Project, to be prepared by or on behalf of the Seller, including with reasonable detail a forecast, based on the current development or mine plan, as applicable, of the quantity of gold, silver and other Minerals expected to be produced during such fiscal year on a month-by-month basis and over the remaining life of the mine on a year-by-year basis, including:

(a)	the amount and a description of planned operating and capital expenditures;

(b)	types, tonnes and grade of Minerals to be mined;

(c)	types, tonnes and grade of Minerals to be stockpiled; and

(d)

with respect to the processing facilities, the types, tonnes and grade of Minerals to be processed; expected recoveries for gold, silver and other Minerals; and expected doré weight and gold and silver grade.

“Annual Operational Report” means a written report in relation to a fiscal year with respect to each of the Midas Mine and the Fire Creek Project, to be prepared by or on behalf of the Seller, which shall include all of the information pertaining to the construction, commissioning or operations contained in annual reports prepared and provided to the board of directors of any of the Seller Entities and, to the extent not contained in such reports, will also contain, for such year:

(a)	types, tonnes and grade of Minerals mined;

(b)	types, tonnes and grade of Minerals stockpiled;

(c)	with respect to the processing facilities, the types, tonnes and grade of Minerals to be processed; recoveries for gold, silver and other Minerals; and doré weight and gold and silver grade;

(d)	the number of ounces of gold and silver and the quantity of other Minerals contained in the material processed during such year, but not delivered to a purchaser by the end of such year;

(e)	the number of ounces of gold and silver and the quantity of other Minerals delivered to a purchaser;

(f)	the amount and a description of operating and capital expenditures;

(g)

a statement setting out the mineral reserves and mineral resources (by category) prepared in accordance with National Instrument 43-101 (with the assumptions used, including cut-off grade, metal prices and metal recoveries);

(h)

a review of the development or operating activities for the year and a report on any material issues or departures from that contemplated by the development or mine plan, as applicable as of the first day of the fiscal year;

(i)

variances from projected operating and capital expenditures and any actual or expected adverse impact on development or production or recovery of gold, silver and other Minerals, whether as to quantity or timing, together with the details of the plans to resolve or mitigate such matters;

(j)

if applicable, the percentage completion compared to the initial development plan of the major elements of construction and the anticipated date of commencement of commercial production, if it has not yet then occurred; and

(k)	details of any material health or safety violations and/or material violations of any Applicable Laws (including Environmental Laws).

The Annual Operational Report shall also contain a report on any Encumbrances, other than customary liens, placed on the assets or properties of the Seller Entities with respect to liabilities or obligations greater than $1,000,000 (in the aggregate).

“Applicable Law” means any law (including common law and equity), any international or other treaty, any domestic or foreign constitution or any multinational, federal, provincial, territorial, state, municipal, county or local statute, law, ordinance, code, rule, regulation, Order (including any securities laws or requirements of stock exchanges and any consent decree or administrative Order), or Authorization of a Governmental Body in any case applicable to any specified Person, property, transaction or event, or any such Person’s property or assets.

“Authorization” means any authorization, approval, consent, concession, exemption, license, lease, grant, permit, franchise, right, privilege or no-action letter from any Governmental Body having jurisdiction with respect to any specified Person, property, transaction or event, or with respect to any of such Person’s property or business and affairs (including any zoning approval, mining permit, development permit or building permit) or from any Person in connection with any easements, contractual rights or other matters.

“Bankruptcy Code” means any of the Bankruptcy Reform Act, Title 11 of the United States Code, the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada) and the Winding-Up and Restructuring Act (Canada) or any similar legislation, each as amended or recodified from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

“Business Day” means any day (other than a Saturday or Sunday) on which banks are open for business in Toronto, Ontario, and Elko, Nevada.

“Buyer” has the meaning set out on the first page of this Agreement.

“Capital Lease” means, as to any Person, (i) any lease of property by such Person as lessee to the extent the obligations of such Person thereunder are required to be classified and accounted for as capital lease obligations or finance lease obligations on a balance sheet of such Person in accordance with GAAP, or (ii) any synthetic lease, tax retention operating lease or any other lease having substantially the same economic effect as a conditional sale, title retention agreement or similar arrangement.

“Change of Control” means, with respect to any Person, the consummation of any transaction, including any consolidation, amalgamation, arrangement or merger or any issue, transfer or acquisition of securities, the result of which is that any other Person or group of Persons acting jointly or in concert for purposes of such transaction directly or indirectly (A) becomes the beneficial owner of more than 50% of the voting securities of such Person, measured by voting power rather than number of securities, or (B) controls such Person.

“Collateral” means all of the property and rights of the Seller Entities in and to assets, rights and property, including: (a) all Accounts, instruments, chattel paper, deposit accounts, documents, intangibles, goods (including inventory, equipment and fixtures), money, letter of credit rights, supporting obligations, claims, causes of action and other legal rights and investment property; (b) all of the Properties and Other Properties; (c) all products, proceeds, rents and profits of the foregoing; (d) all books and records of the Seller Entities related to any of the foregoing; and (e) all of the foregoing, whether now owned or existing or hereafter acquired or arising or in which any of the Seller Entities now has or hereafter acquires any rights.

“Contaminant” means any solid, liquid, gas, odor, heat, sound, vibration, radiation, or combination of any of them, that does or is reasonably expected to:

(a)	impair the quality of the Environment for any use that can be made of it;

(b)	injure or damage property or plant or animal life;

(c)	adversely affect the health of any individual;

(d)	impair the safety of any individual;

(e)	render any plant or animal life unfit for use by man; or

(f)	create a liability under any Environmental Law;

and includes any “contaminant” within the meaning ascribed to such term in any Environmental Law.

“Deductions” means any and all refining, treatment and other charges, penalties, insurance, deductions, transportation, settlement, financing, price participation charges and/or other charges, penalties, deductions, set-offs, Taxes and expenses pertaining to and/or in respect of the Purchased Gold Ounces delivered under this Agreement (or payments in lieu thereof).

“Default Amount” means the sum of:

(a)

the amount determined by the following formula:

(A - B) x C

where

“A” is the total number of Purchased Gold Ounces (being 38,250 ounces),

“B” is the total number of ounces of Refined Gold delivered by the Seller to the Buyer pursuant to the Delivery Obligations, and

“C” is [redacted for propriety reasons], and

(b)

interest on such amount at the rate of 12% per annum, calculated from the date of the notice from the Buyer to the Seller pursuant to Section 15 until the date of payment of such amount plus interest in full.

“Delivery Date” means the last Business Day of each calendar month during the Delivery Period.

“Delivery Obligations” means the obligation of the Seller to deliver the Purchased Gold Ounces to the Buyer under this Agreement and each and all of the Seller Entities’ related covenants and obligations under this Agreement (for greater certainty, including Monthly Delivery Requirements) and any Security Agreement to which it is a party, as applicable.

“Delivery Period” means the period commencing on June 1, 2014 and ending on the Final Delivery Date.

“Designated Jurisdiction” means Canada, the United Kingdom or such other location as may be agreed between the Buyer and the Seller.

“Disclosure Schedule” means the disclosure schedule delivered on the date hereof by the Seller to the Buyer setting forth exceptions to, and disclosures with respect to, the representations and warranties set forth in Section 17 and Schedule G.

“Effective Date” means the date on which the Buyer pays the Purchase Price to the Seller, or such Person as directed by the Seller, which, subject to the satisfaction of the conditions set out in Section 4, shall be the date on which the Acquisition is completed, or such other date as may be agreed to in writing by the Seller and the Buyer.

“Encumbrance” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, security interest, priority or other security agreement, preferential arrangement or encumbrance of any kind or nature whatsoever, including any conditional sale or other title retention agreement or the interest of a lessor under a Capital Lease or prior claims or royalties of any nature whatsoever, whether registered or recorded or unregistered or unrecorded.

“Environment” means the ambient air, all layers of the atmosphere, surface water, underground water, all land (surface and underground), all living organisms and the interacting natural systems that include components of air, land, water, organic and inorganic matter and living organisms, and includes indoor and underground spaces.

“Environmental Laws” means any Applicable Law relating to the Environment, occupational health or safety, industrial hygiene, product liability or any past, present or future activity, event or circumstance in respect of any Hazardous Materials (including the use, handling, transportation, production, disposal, discharge or storage thereof or the terms of any Authorization issued in connection therewith) or the environmental conditions on, under or about any real property (including soil, groundwater and indoor, underground and ambient air conditions).

“Event of Default” has the meaning set forth in Section 14.

“Facility Agreement” means the senior secured facility agreement dated February 11, 2014 among the Seller, the guarantors party thereto, Royal Capital Management Inc., as security Agents', and the lenders party thereto, as amended, restated, modified, supplemented or replaced from time to time in accordance with the terms of this Agreement.

“Final Delivery Date” means the date on which all of the Purchased Gold Ounces have been delivered to the Buyer in accordance with this Agreement.

“Fire Creek Owner” means Klondex Gold & Silver Mining Company, a corporation existing under the laws of Nevada.

“Fire Creek Project” means the Fire Creek gold project located in the State of Nevada, U.S.A., including the Fire Creek Property, the mining production, processing, recovery, sale, transportation, storage and delivery operations and related assets and other assets located on or at or used in connection with the Fire Creek Property or to mine Minerals from the Fire Creek Property, including all Minerals, Authorizations, Other Rights, tailings, fixtures, mines, facilities, equipment and inventory, existing or to be developed, constructed, and operated at or in respect of the Fire Creek Property, including infrastructure assets, tailings management facilities and other plants.

“Fire Creek Property” means all right, title and interest of any of the Seller Entities to:

(a)

patented claims, fee title and unpatented mining and millsite claims and all accessions and successions thereto, whether created privately or through government action, mineral rights and surface rights, whether owned or leased, in each case used in connection with the Fire Creek Project, including any of the foregoing described in Schedule B;

(b)

all water, water rights and the permits and other evidence of authority or approval to appropriate and/or use ground or surface water in connection with the properties and rights referred to above, including the water rights described in Schedule B;

(c)

all Minerals, Authorizations and Other Rights, all other property, tailings, buildings, structures, facilities and fixtures used, affixed or situated thereon, Utility Commitments and other rights or assets in each case relating to the interests referred to in (a) and (b) above; and

(d)	any of the foregoing subsequently acquired.

“GAAP” means generally accepted accounting principles for publicly accountable enterprises at the relevant time determined with reference to The Handbook of the Canadian Institute of Chartered Accountants, as amended from time to time, which for certainty, for financial periods beginning on or after January 1, 2011, are International Financial Reporting Standards; provided that, with respect to the Midas Entities for periods prior to completion of the Acquisition, “GAAP” means United States generally accepted accounting principles.

“Governmental Body” means the government of Canada, the United States of America or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, arbitrator or arbitrators, tribunal, central bank or other entity exercising executive, legislative, judicial or arbitral, taxing, regulatory or administrative powers or functions (including any applicable stock exchange).

“Hazardous Materials” means any pollutant or Contaminant, including any hazardous, dangerous, registrable or toxic chemical, material or other substance within the meaning of any Environmental Law.

“Indebtedness” of any Person means, without duplication:

(a)	all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, bills or other similar instruments;

(b)	all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for such Person’s account;

(c)	all obligations under any Capital Lease of such Person;

(d)	all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business);

(e)

all obligations secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Encumbrance upon or in property owned by such Person, even if such Person has not assumed or become liable for the payment of such obligations or such obligations are limited in recourse;

(f)

all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

(g)	all guarantees, indemnities and other obligations (contingent or otherwise) of such Person in respect of Indebtedness of another Person; and

(h)

all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any equity, ownership or profit interests in such Person within ten years from the date of issuance thereof.

“Intercreditor Agreement” means the priority agreement entered into between, among others, the Seller, the Buyer and Royal Capital Management Corp. on the date of this Agreement.

“Klondex BC Holdco” means 0985472 BC Ltd., a corporation existing under the laws of British Columbia.

“Klondex Entities” means the Seller Entities other than, prior to the completion of the Acquisition, the Midas Entities.

“Klondex Holdings” means Klondex Holdings (USA) Inc., a corporation existing under the laws of Nevada.

“Loan” means the loan in the aggregate principal amount of $25,000,000 provided to the Seller pursuant to the Facility Agreement by the lenders thereunder.

“Losses” means any and all damages, claims, losses, lost profits, liabilities, fines, injuries, costs, penalties and expenses (including reasonable legal fees).

“Material Adverse Effect” means any change, event, occurrence, condition, circumstance, effect, fact or development that has, or could reasonably be expected to have, a material and adverse effect on:

(a)

the operations, results of operations, business, affairs, properties, assets, liabilities and obligations (contingent or otherwise), capitalization or condition (financial or otherwise) of the Seller Entities taken as a whole;

(b)

the Midas Mine (including the ability of the Seller Entities to operate the Midas Mine as currently operated and substantially in accordance with the mine plan for the Midas Mine in effect at the time of the occurrence of the Material Adverse Effect);

(c)

the Fire Creek Project (including the ability of the Seller Entities to construct, develop or operate the Fire Creek Project substantially in accordance with the applicable development or mine plan for the Fire Creek Project in effect at the time of the occurrence of the Material Adverse Effect);

(d)	the ability of any Seller Entity to perform its obligations under any Transaction Document to which it is a party;

(e)	the legality, validity, binding effect or enforceability of any Transaction Document or the rights and remedies of the Buyer or any of its Affiliates under any of the Transaction Documents; or

(f)	the validity, perfection or priority of security under any Security Agreement.

“Midas Entities” means Midas Holdings and the Midas Owner.

“Midas Holdings” means Newmont Midas Holdings Limited, a corporation existing under the laws of Nevada.

“Midas Mine” means the Midas mine and related ore milling facility located in the State of Nevada, U.S.A., including the Midas Property, the mining production, processing, recovery, sale, transportation, storage and delivery operations and related assets and other assets located on or at or used in connection with the Midas Property or to mine Minerals from the Midas Property, including all Minerals, Authorizations, Other Rights, tailings, fixtures, mines, facilities, equipment and inventory, existing or to be developed, constructed, and operated at or in respect of the Midas Property, including infrastructure assets, tailings management facilities and other plants.

“Midas Owner” means Newmont Midas Operations Inc., a corporation existing under the laws of Nevada.

“Midas Property” means all right, title and interest of any of the Seller Entities to:

(a)

patented claims, fee title and unpatented mining and millsite claims and all accessions and successions thereto, whether created privately or through government action, mineral rights and surface rights, whether owned or leased, in each case used in connection with the Midas Mine, including any of the foregoing described in Schedule A;

(b)

all water, water rights and the permits and other evidence of authority or approval to appropriate and/or use ground or surface water in connection with the properties and rights referred to above, including the water rights described in Schedule A;

(c)

all Minerals, Authorizations and Other Rights, all other property, buildings, structures, facilities and fixtures used, affixed or situated thereon, Utility Commitments and other rights or assets, in each case relating to the interests referred to in (a) and (b) above; and

(d)	any of the foregoing subsequently acquired.

“Minerals” means any and all metals, minerals and mineral rights of every nature and kind, including metals, precious metals, base metals, gems, diamonds, industrial minerals, commercially valuable rock, aggregate, clays, and diatomaceous earth, hydrocarbons, oil, gas, and other materials in whatever form or state.

“Monthly Average Gold Price” means, for any given calendar month, the monthly average of the London p.m. fix for gold as quoted in United States dollars by the London Bullion Market Association (or any successor metals exchange) for such month, calculated by dividing the sum of all such quotations during such month by the number of such quotations.

“Monthly Delivery Requirements” means, for each calendar month ending during and including the last day of the Delivery Period, the applicable number of ounces of Refined Gold for such month set out in Schedule D.

“Monthly Operational Report” means a written report in relation to a calendar month with respect to each of the Midas Mine and the Fire Creek Project, to be prepared by or on behalf of the Seller for each month, which shall include all of the information contained in the monthly operating reports prepared and provided to the board of directors of any of the Seller Entities and, to the extent not contained in such reports, will also contain, for such month:

(a)	types, tonnes and grade of Minerals mined;

(b)	types, tonnes and grade of Minerals stockpiled;

(a)	with respect to the processing facilities, the types, tonnes and grade of processed Minerals; recoveries for gold, silver and other Minerals; and doré weight and gold and silver grade;

(b)	the number of ounces of gold and silver and the quantity of other Minerals contained in the material processed during such month, but not delivered to a purchaser by the end of such month;

(c)	the number of ounces of gold and silver and the quantity of other Minerals produced and delivered to a purchaser;

(c)	the amount and a description of operating and capital expenditures; and

(d)	any material changes from the most recent production forecasts provided to the Buyer.

“National Instrument 43-101” means National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators (or any successor instrument, rule or policy).

“Notice of Offer” has the meaning set out in Section 10(b).

“Offered Interest” has the meaning set out in Section 10(b).

“Other Properties” means, except to the extent constituting part of the Properties, all right, title and interest of any of the Seller Entities to:

(a)

patented claims, fee title and unpatented mining and millsite claims and all accessions and successions thereto, whether created privately or through government action, mineral rights and surface rights, whether owned or leased, including any of the foregoing described in Schedule C;

(b)

all water, water rights and the permits and other evidence of authority or approval to appropriate and/or use ground or surface water in connection with the properties and rights referred to above, including the water rights described in Schedule C;

(c)

all Minerals, Authorizations and Other Rights, all other property, buildings, structures, facilities and fixtures used, affixed or situated thereon, Utility Commitments and other rights or assets, in each case relating to the interests referred to in (a) and (b) above; and

(d)	any of the foregoing subsequently acquired.

“Other Rights” means all licenses, approvals, authorizations, consents, rights (including surface rights, access rights and rights of way), privileges, concessions or franchises held by the Seller Entities or required to be obtained from any Person (other than a Governmental Body), for the construction, development and operation of the Midas Mine and/or Fire Creek Project, as applicable, as such construction, development and operation is contemplated by the current or then applicable development or mine plan, as the case may be.

“Order” means any order, directive, decree, judgment, ruling, award, injunction, direction or request of any Governmental Body or other decision-making authority of competent jurisdiction.

 “Parties” means the parties to this Agreement and “Party” means any one of the Parties.

“Permitted Encumbrances” means:

(a)

Encumbrances arising by operation of law for Taxes, assessments or governmental charges not yet due or being contested in good faith by appropriate proceedings diligently conducted and for which reserves satisfactory to the Buyer have been established and provided that the Encumbrance is released prior to any enforcement action against any property of the Seller Entities;

(b)

statutory liens of mechanics, materialmen, shippers, warehousemen, carriers, and other similar Persons for services or materials arising in the ordinary course of business for which: (i) payment is not past due; or (ii) payment is due but is being contested in good faith by appropriate and lawful proceedings diligently conducted and for which reserves satisfactory to the Buyer have been established and provided that the Encumbrance is released prior to any enforcement action against any property of the Seller Entities;

(c)	nonconsensual liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security;

(d)	Encumbrances specifically identified and listed on the Disclosure Schedules;

(e)	Encumbrances granted in the Transaction Documents;

(f)	Encumbrances granted pursuant to the Facility Agreement;

(g)	Purchase Money Liens securing Indebtedness referred to in Section 11(c)(ii);

(h)	Permitted Working Capital Security securing Indebtedness referred to in Section 11(c)(i);

(i)

Encumbrances arising from the right of distress enjoyed by landlords or Encumbrances otherwise granted to landlords, in either case, to secure the payment of arrears of rent in respect of leased properties and customarily granted in the applicable jurisdiction; provided that such rent is not then overdue and the Seller Entities are then in compliance in all material respects with the terms of the lease or sublease in respect of such leased properties and provided further that any such Encumbrances are limited to property of the Seller Entities located at the premises subject to the applicable lease or sublease;

(j)

zoning restrictions, easements, rights of way, survey exceptions, encroachments, covenants, licenses, reservations, leasehold interests, restrictions on the use of real property or minor irregularities incident thereto which do not (i) secure obligations for the repayment of money, or (ii) in the aggregate materially detract from the value or use of the property or assets of the Seller Entities or impair, in any material manner, the use of such property for the purposes for which such property is held or intended to be used by the Seller Entities;

(k)

the paramount title of the United States as to any unpatented mining claims and millsite claims and any rights of third parties to the lands within such unpatented mining claims and millsite claims pursuant to Multiple Mineral Development Act of 1954 and the Surface Resources and Multiple Use Act of 1955 and the regulations of the Department of the Interior promulgated in accordance with the foregoing statutes;

(l)

Encumbrances of a depository institution arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff, or similar rights and remedies as to deposit accounts or other funds maintained with such institution, provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by a Seller Entity in excess of those set forth by regulations promulgated by any Governmental Body, and (ii) such deposit account is not intended by the applicable Seller Entities to provide collateral to the depository institution;

(m)

Encumbrances consisting of pledges of cash or near cash assets made to secure or facilitate the provision of security for the performance of bids, trade contracts, leases, public or statutory obligations (including but not limited to environmental, reclamation or other similar obligations) or other obligations of a like nature (including surety, appeal or performance bonds), in each case incurred in the ordinary course of business (other than for Indebtedness);

(n)	any undetermined or inchoate lien or privilege incidental to current operations that has not been filed pursuant to law or that relates to obligations not due or delinquent;

(o)

any right reserved to or vested in any Governmental Body by the terms of any Authorization held or acquired by a Person in the ordinary course of its business, or by any statutory provision, to terminate the Authorization or to require annual or other periodic payments as a condition of the continuance thereof;

(p)

any Encumbrance created or assumed by a Person in favor of a public utility or Governmental Body when required by the utility or Governmental Body in connection with the operations of such Person in the ordinary course;

(q)	any reservations, limitations, provisos and conditions expressed in original grants from any Governmental Body;

(r)

any Encumbrance arising from court or arbitral proceedings, provided that the claims secured thereby or the amount thereof do not exceed [redacted for proprietary reasons] and are being contested at the time in good faith by proper legal proceedings, execution thereon has been stayed and the same is not, in the opinion of the Buyer, acting reasonably, expected to result in a Material Adverse Effect;

(s)	deposits of cash or securities in connection with any appeal or contestation of any Encumbrance; and

(t)	such other Encumbrances as may be approved in writing by the Buyer from time to time, whether or not such Encumbrances are registered against the Collateral or otherwise.

“Permitted Refinancing Indebtedness” means Indebtedness of any Seller Entity the net proceeds of which are used to replace, refinance, defease or discharge the Loan (or any other Permitted Refinancing Indebtedness), in whole but not in part, provided that (i) the principal amount of such Permitted Refinancing Indebtedness does not exceed the principal amount of the Indebtedness so replaced, refinanced, defeased or discharged (plus the amount of all fees, and expenses and premiums incurred in connection therewith); (ii) such Indebtedness has a maturity date which is after the date of the Indebtedness being replaced, refinanced, defeased or discharged, and a weighted average life to maturity equal to or greater than the Indebtedness being replaced, refinanced, defeased or discharged, and (iii) such Indebtedness is either (a) unsecured or (b) secured only against the Collateral and, in the case of (b), the lenders thereunder have agreed to be bound by an intercreditor agreement with the Buyer which is at least as favourable to the Buyer (as determined by it, acting reasonably) as the Intercreditor Agreement.

“Permitted Working Capital Debt” has the meaning set forth in Section 11(c).

“Permitted Working Capital Security” has the meaning set forth in Section 11(c).

“Person” means and includes individuals, corporations, bodies corporate, limited or general partnerships, joint stock companies, limited liability companies, joint ventures, associations, companies, trusts, banks, trust companies, Governmental Bodies or any other type of organization or entity, whether or not a legal entity.

“Personal Property Security Legislation” means with respect to the State of Nevada, Article 9 of the Uniform Commercial Code to the extent adopted in such State from time to time, and with respect to other applicable jurisdictions, the personal property security legislation in effect therein from time to time.

“Properties” means, collectively, the Midas Property and the Fire Creek Property.

“Purchased Gold Ounces” has the meaning set out in Section 3(a).

“Purchase Money Lien” means an Encumbrance created or incurred by a Person securing Indebtedness incurred to finance the acquisition of personal property (including the costs of installation thereof), provided that:

(a)	such lien is created substantially simultaneously with the acquisition of such property;

(b)	such lien does not at any time encumber any property other than the property financed by such Indebtedness;

(c)	the amount of Indebtedness secured thereby is not increased subsequent to such acquisition; and

(d)	the principal amount of Indebtedness secured by such lien at no time exceeds 100% of the original purchase price of such property and the cost of installation thereof; and

(e)	for the purposes of this definition, the term “acquisition” includes a Capital Lease.

“Purchase Price” means $33,763,640, being the purchase price for the Purchased Gold Ounces.

“Records” means all of the Seller Entities’ present and future books, records and data of every kind or nature, including books of account, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files, electronically stored data and other data, together with the tapes, disks, diskettes, drives and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of a Seller Entity with respect to the foregoing maintained with or by any other Person).

“Refined Gold” means marketable metal bearing material in the form of gold bars or coins that is refined to a minimum 995 parts per 1,000 fine gold.

“ROFR Exercise Notice” has the meaning set out in Section 10(d).

“Sales Taxes” means sales, transfer, turnover, VAT or value added Taxes of any nature or kind.

“Security” means the Encumbrances on the Collateral created by the Security Agreements.

“Security Agreements” means the guarantees and security documents listed on Schedule E hereto, together with such other agreements made in favour of the Buyer from time to time guaranteeing or securing or intending to guarantee or secure the obligations of the Seller due to the Buyer under this Agreement.

“SEDAR” means the System for Electronic Document Analysis and Retrieval.

“Seller” has the meaning set out on the first page of this Agreement.

“Seller Entity” means the Seller, Klondex BC Holdco, Klondex Holdings, the Fire Creek Owner, Midas Holdings, the Midas Owner and each of their Subsidiaries.

“Solvent” means, when used with respect to a Person, that:

(a)

the fair saleable value of the assets of such Person is in excess of the total amount of the current value of its liabilities (including for purposes of this definition all liabilities (including loss reserves), whether or not reflected on a balance sheet prepared in accordance with GAAP and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed);

(b)	such Person is able to pay its debts or obligations in the ordinary course as they mature;

(c)	such Person has capital sufficient to carry on its business; and

(d)	such Person is not otherwise insolvent as defined by any Applicable Law;

and “Insolvent” shall have a correlative meaning.

“Subsidiary” means with respect to any Person, any other Person which is controlled directly or indirectly by that Person.

“Taxes” means all taxes of any kind or nature whatsoever including corporation taxes, capital taxes, realty taxes (including utility charges which are collectible like realty taxes), net proceeds of mines tax, privilege taxes, excise taxes, business taxes, property transfer taxes, income taxes, Sales Taxes, customs duties, payroll taxes, levies, stamp taxes, royalties, duties, and all fees, including claim fees, deductions, compulsory loans and withholdings imposed, levied, collected, withheld or assessed as of the date hereof or at any time in the future, by any Governmental Body of any jurisdiction whatsoever having power to tax, together with penalties, fines, additions to tax and interest thereon.

“Term Notes” means the senior secured term notes issued by the Seller under the Facility Agreement.

“Third Party Offer” has the meaning set out in Section 10(b).

“Third Party Offeror” has the meaning set out in Section 10(b).

“Threshold Amount” means $2,500,000.

“Time of Delivery” has the meaning set forth in Section 3(e).

“Transaction Documents” means, collectively, this Agreement, the Intercreditor Agreement, the Security Agreements, the Disclosure Schedule and each other agreement, document, instrument or certificate delivered for the benefit of the Buyer and its Affiliates pursuant to or otherwise in connection with any of this Agreement, the Intercreditor Agreement, the Security Agreements and the Disclosure Schedule.

“Transfer”, when used as a verb, means to sell, grant, assign, encumber, hypothecate, pledge or otherwise dispose of or commit to dispose of, directly or indirectly, including through mergers, arrangements, amalgamations, consolidations, asset sales or spin out transactions. When used as a noun, “Transfer” means a sale, grant, assignment, pledge or disposal or the commitment to do any of the foregoing, directly or indirectly, including through mergers, arrangements, amalgamations, consolidations, asset sales or spin out transactions. “Transfer” shall not include any relocation or reconfiguration of unpatented mining claims in the ordinary course of business, or the abandonment of claims to be so relocated or reconfigured; provided, however, that in each case all modifications to the Security Agreements reasonably necessary to ensure a valid lien and encumbrance on the relocated or reconfigured unpatented mining claims are promptly executed and delivered to the Buyer in form suitable for recordation.

“TSX” means the Toronto Stock Exchange.

“Utility Commitment” means any water service commitments and agreements, transmission or electrical service commitments and agreements and other utility commitments and agreements including the infrastructure, rights of way and easements necessary to provide the aforementioned utility services.

2.	Interpretation.

	(a)	Interpretation of Certain Matters. In this Agreement, unless otherwise specifically provided or unless the context otherwise requires:

(i)

the terms “Agreement”, “this Agreement”, “the Agreement”, “hereto”, “hereof”, “herein”, “hereby”, “hereunder” and similar expressions refer to this Agreement in its entirety and not to any particular provision hereof;

(ii)	references to a “Section” or “Schedule” followed by a number or letter refer to the specified Section of or Schedule to this Agreement;

(iii)	references to a Party in this Agreement mean the Party or its successors or permitted assigns;

(iv)	the division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement;

(v)	the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”;

(vi)

any time period within which a payment is to be made or any other action is to be taken hereunder shall be calculated excluding the day on which the period commences and including the day on which the period ends;

(vii)

whenever any payment is required to be made, action is required to be taken or period of time is to expire on a day other than a Business Day, such payment shall be made, action shall be taken or period shall expire on the next following Business Day;

(viii)

references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of the Transaction Documents; and

(ix)

references to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, supplementing, interpreting or replacing the statute or regulation referred to.

(b)	Currency. All references in this Agreement to currency or to “$”, unless otherwise expressly indicated, shall be to United States dollars.

(c)

Accounting Principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purposes of this Agreement and any other Transaction Document, including the contents of any certificate to be delivered hereunder, such determination, consolidation or computation shall, unless the Parties otherwise agree or the context otherwise requires, be made in accordance with GAAP applied on a consistent basis.

(d)	Time of Essence. Time shall be of the essence of this Agreement.

3.	Purchase and Sale of Purchased Gold Ounces

(a)

Purchase and Sale. On and subject to the terms and conditions of this Agreement, in consideration of the Purchase Price, the Seller agrees to sell and deliver to the Buyer, and the Buyer agrees to purchase from the Seller, 38,250 ounces of Refined Gold (the “Purchased Gold Ounces”), free and clear of any and all Encumbrances. For greater certainty, the Buyer shall not be responsible for any Deductions, all of which shall be for the account of the Seller.

(b)

Payment. Subject to the satisfaction of the conditions set out in Section 4(a), the Buyer shall pay the Purchase Price to the Seller (or as directed by the Seller in connection with completion of the Acquisition) on the Effective Date. The Purchase Price shall be payable in cash by wire transfer to an account to be designated by the Seller and notified to the Buyer in writing at least one Business Day prior to the Effective Date. The Seller shall use the proceeds of the Purchase Price only for the purpose of paying for the Acquisition.

(c)

Monthly Delivery Requirements. On each Delivery Date occurring during the Delivery Period, the Seller shall deliver to the Buyer Refined Gold in an amount equal to the applicable Monthly Delivery Requirements. The Seller’s delivery obligations are fixed and not dependent on whether mining operations are being conducted on the Properties or any other properties of the Seller Entities or the results of such operations. The Seller shall not be obliged to deliver to the Buyer Refined Gold physically mined, produced or extracted from the Properties or any other properties of the Seller Entities, provided that the Seller shall not deliver any Refined Gold to the Buyer that has been purchased directly or indirectly on a commodities exchange. For greater certainty, the Seller shall be permitted to deliver to the Buyer Refined Gold from a refinery regardless of the origin of the Refined Gold, provided that the Refined Gold does not contain any minerals subject to conflict minerals legislation (or similar legislation banning the purchase, sale, delivery or use of, or requiring verification or reporting with respect to, minerals based on their origin) and the delivery of the Refined Gold to the Buyer is otherwise made in accordance with Applicable Law.

(d)

Advance Deliveries. Notwithstanding any other provisions of this Agreement, the Seller may at any time deliver to the Buyer Refined Gold in advance of the Monthly Delivery Requirements, without bonus or penalty. Such advance deliveries of Refined Gold shall be credited against the next following Monthly Delivery Requirements.

(e)

Manner of Delivery. The Seller shall deliver to the Buyer all Refined Gold to be delivered pursuant to the Monthly Delivery Requirements by way of credit in metal or physical allocation to the metal account designated by the Buyer, or such other location specified by the Buyer from time to time, acting reasonably, with such details to be specified by the Buyer and notified to the Seller in writing at least 10 Business Days prior to a delivery. Delivery of Refined Gold to the Buyer shall be deemed to have been made at the time such Refined Gold is credited or physically allocated to the designated metal account of the Buyer (the “Time of Delivery”). All costs and expenses pertaining to each delivery of Refined Gold shall be borne by the Seller provided that the Buyer’s account is located in a Designated Jurisdiction and, if the Buyer pays any of such costs and expenses, the Seller shall promptly reimburse the Buyer for such payments upon receipt of satisfactory evidence of the Buyer’s payment of such costs and expenses.

(f)

Passing of Title. Title to, and risk of loss of, Refined Gold shall pass from the Seller to the Buyer at the Time of Delivery. The Seller represents, warrants and covenants to the Buyer that, immediately prior to each Time of Delivery:

	(i)	it will be the legal and beneficial owner of the Refined Gold credited or physically allocated to the designated metal account of the Buyer;

	(ii)	it will have good, valid and marketable title to such Refined Gold; and

	(iii)	such Refined Gold will be free and clear of all Encumbrances.

(g)	Notification and Confirmation. The Parties agree to the following notification and confirmation protocol in respect of the delivery of the Purchased Gold Ounces under this Agreement:

(i)

In the case of any deliveries contemplated by Section 3(d), the Seller shall notify the Buyer in writing at least three Business Days before any delivery and credit or physical allocation to the metal account specified by the Buyer of:

		(A)	the number of ounces of Refined Gold to be delivered and credited or physically allocated; and

		(B)	the estimated Time of Delivery.

	(ii)	At the Time of Delivery, the Seller shall deliver to the Buyer an invoice setting out:

		(A)	the number of ounces of Refined Gold so credited or physically allocated; and

(B)	such other information regarding the Refined Gold so delivered as reasonably requested by the Buyer from time to time.

(h)

Late Charge. If delivery of Refined Gold is not made by the applicable Delivery Date, the Buyer may give the Seller written notice of such default. Unless the Seller shall have made such delivery within five days of receipt of such notice, an additional cash sum equal to [redacted for proprietary reasons] of the value of the delinquent delivery determined based on the Monthly Average Gold Price for the month during which the Delivery Date occurred (the “late charge”) shall be payable to the Buyer, plus interest on such amount and the late charge at the rate of [redacted for proprietary reasons] per annum, which shall accrue from the day the delinquent delivery was due to the date of such delivery in full and the payment of the late charge and accrued interest in full.

4.	Conditions for Payment of Purchase Price

	(a)	Conditions in Favour of the Buyer. The obligation of the Buyer to pay the Purchase Price to the Seller shall be subject to the following:

		(i)	the Buyer shall have received all documents set out in Schedule E and all conditions set out in Schedule E shall have been satisfied;

		(ii)	all of the representations and warranties made by the Seller Entities pursuant to the Transaction Documents shall be true and accurate in all respects as if made on and as of the Effective Date;

		(iii)	no Event of Default or Material Adverse Effect shall have occurred and be continuing;

		(iv)	no event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing;

(v)

all of the conditions precedent to the completion of the Acquisition pursuant to the Acquisition Agreement (other than payment of the funds required to complete the Acquisition) shall have been satisfied or, in the case of conditions precedent in favour of the Seller, with the prior written consent of the Buyer (which shall not be unreasonably withheld), waived;

(vi)

all of the conditions precedent to the funding pursuant to the Facility Agreement and the Subscription Receipt Agreement dated as of January 9, 2014, between the Seller, GMP Securities L.P. and Computershare Trust Company of Canada shall have been satisfied or waived and such funding shall be available to be paid to or as directed by the Seller for the purposes of completing the Acquisition;

		(vii)	the funds from the Purchase Price to be paid, together with the other funds referred to in clause (vi) above, will be sufficient to complete the Acquisition;

(viii)

the 9% Senior Unsecured Notes due January 5, 2015 issued by the Seller shall have been repaid in full (such repayment not to exceed an amount equal to 102.5% of principal plus any unpaid accrued interest); provided that, if the funds referred to in clause (vi) above are to be used to repay such notes, the funds from the Purchase Price to be paid, together with the remainder of the funds referred to in clause (vi) above after repayment of such notes, will be sufficient to complete the Acquisition; and

(ix)	the Buyer shall have received a certificate signed by an authorized senior officer of the Seller confirming the matters set forth in clauses (ii) through (viii) above.

(b)

Conditions in Favour of the Seller. The obligation of the Seller to sell and deliver the Purchased Gold Ounces to the Buyer shall be subject to the Buyer having paid the Purchase Price and the Acquisition having been completed.

(c)

Obligation to Satisfy Conditions. The Seller shall use all commercially reasonable efforts and take all reasonable action as may be necessary or advisable to satisfy and fulfill all the conditions set forth in this Section 4 as soon as practicable. The Buyer shall co-operate with the Seller in exchanging such information and providing such assistance as may be reasonably required in connection with the foregoing.

(d)	Waiver of Conditions. Each of the conditions set forth in Section 4(a) is for the exclusive benefit of the Buyer, and may be waived by the Buyer in writing, in its sole discretion in whole or in part.

5.	Taxes

(a)

Taxes Payable by Seller. Except as required by Applicable Law or expressly contemplated herein, all deliveries of the Purchased Gold Ounces and any other payment or transfer of property of any kind made under this Agreement to the Buyer shall be made free and clear and without any present or future deduction, withholding, charge or levy on account of Taxes, without setoff or counterclaim. The Seller shall be liable for all such Taxes directly or indirectly imposed on the Buyer and shall indemnify and save the Buyer harmless from any such Taxes imposed on the Buyer.

(b)

Gross-up. All Taxes, if any, as are required by Applicable Law to be so deducted, withheld, charged or levied by the Seller on any such delivery (or payment, as applicable), shall be paid by the Seller delivering (or paying, as applicable) to the Buyer or on its behalf, in addition to such delivery (or payment, as applicable), such additional deliveries (or payments, as applicable) as are necessary to ensure that the net delivery (or payment, as applicable) received by the Buyer (net of any such Taxes, including any Taxes required to be deducted, withheld, charged or levied on any such additional amount) equals the full delivery (or payment, as applicable) that the Buyer would have received had no such deduction, withholding, charge or levy been required.

(c)

Additional Taxes. Notwithstanding Sections 3(a), 5(a) and 5(b), the Buyer shall be responsible for, and the Seller shall be entitled to deduct, withhold, charge or levy, any additional Taxes in respect of deliveries of the Purchased Gold Ounces and any other payment or transfer of property of any kind made under this Agreement to the Buyer where such additional Taxes arise solely because the Buyer is not resident in Canada for purposes of the Income Tax Act (Canada) or the location of the Buyer’s specified metal account is not located in a Designated Jurisdiction. For greater certainty, such additional Taxes shall be limited to the amount by which the Taxes required to be deducted, withheld, charged or levied in respect of deliveries of the Purchased Gold Ounces and any other payment or transfer of property of any kind made under this Agreement to the Buyer because the Buyer is not resident in Canada for purposes of the Income Tax Act (Canada) or the location of the Buyer’s specified metal account is not located in a Designated Jurisdiction exceeds the Taxes that would have been deducted, withheld, charged or levied had the Buyer been resident in Canada for purposes of the Income Tax Act (Canada) or the location of the Buyer’s metal account been in a Designated Jurisdiction, as the case may be.

(d)

Withholding by Buyer. To the extent required by Applicable Law, the Buyer may deduct, withhold, charge or levy, any Taxes imposed by any Governmental Authority on the Seller or any of its Affiliates, or otherwise required to be withheld, in respect of any payment made by the Buyer to the Seller or any of its Affiliates under this Agreement.

(e)

Application to Guarantors. The provisions of Sections 5(a), 5(b) and 5(c) shall also apply to all deliveries and payments made by any other Seller Entity to the Buyer whether made pursuant to its guarantee obligations under the Securities Documents or otherwise.

(f)

Cooperation. The Parties agree to reasonably cooperate to: (i) ensure that no more Taxes, duties or other charges are payable than is required under Applicable Law; and (ii) obtain a refund or credit of any Taxes which have been overpaid.

(g)

Tax Planning. Following the execution and delivery of this Agreement, each of the Parties will co-operate reasonably with the other Party in implementing any proposed adjustments to the structure or terms of this Agreement to facilitate tax planning, provided that such adjustments have no material adverse impact on the non-proposing Party and that the costs of such adjustments shall be paid for by the proposing Party.

6.	Reporting Obligations

	(a)	Reports. The Seller shall deliver or cause to be delivered to the Buyer:

		(i)	within 15 days after the end of each calendar month, a Monthly Operational Report in respect of the Midas Mine and the Fire Creek Project;

(ii)

within 45 days after the end of each fiscal year, an Annual Operational Report, which shall be accompanied by an Annual Compliance Certificate dated the date on which such Annual Compliance Certificate is delivered to the Buyer; and

		(iii)	at least 45 days before the beginning of each fiscal year, an Annual Forecast Report.

(b)	Financial Statements. Except if the Seller is a reporting issuer and such materials are filed on SEDAR prior to the dates specified below, the Seller shall deliver to the Buyer:

	(i)	within 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the Seller’s interim consolidated financial statements; and

	(ii)	within 90 days after the end of each fiscal year, a copy of the Seller’s audited annual consolidated financial statements.

(c)

Shareholder Documents. Except if the Seller is a reporting issuer and such materials are filed on SEDAR promptly after they become available, the Seller shall promptly deliver to the Buyer a copy of each management information circular and other notices issued to its shareholders.

(d)

Geological Reports. Except if the Seller is a reporting issuer and such materials are filed on SEDAR promptly after they become available, the Seller shall promptly deliver to the Buyer a copy any technical reports prepared in accordance with National Instrument 43- 101 or initial or updated mineral reserve and mineral resource estimates produced that pertain to the Properties.

(e)

Claims Fee Filings and Payment Receipts. By no later than August 1st of each year, the Seller shall deliver to the Buyer documentation of acknowledgement by the United States Bureau of Land Management that the annual maintenance fees for all unpatented mining claims within the Properties have been paid, and copies of the Affidavit and Notice of Intent to Hold Claims recorded in the State of Nevada with respect to the Properties.

(f)

Development and Mine Plans. The Seller shall promptly deliver to the Buyer a copy of the current development plan or mine plan, as applicable, for each of the Midas Mine and the Fire Creek Project, and a new copy thereof promptly upon any material amendment thereto.

(g)	Other Notices. The Seller shall deliver to the Buyer:

(i)	promptly after the Seller has knowledge or becomes aware thereof, notice of the occurrence of any Event of Default;

(ii)

promptly after the Seller has knowledge or becomes aware thereof, written notice of all actions, suits and proceedings before any Governmental Body or arbitrator, pending or threatened, against or directly affecting any Seller Entity, the Midas Mine, the Fire Creek Project or any other mineral project of the Seller Entities, including any actions, suits, claims, notices of violation, hearings, investigations or proceedings against or affecting any Seller Entity, or with respect to the ownership, use, maintenance and operation of its properties, including those relating to Environmental Laws;

(iii)

promptly after the Seller has knowledge or becomes aware thereof, written notice of any other condition or event which has resulted, or that could reasonably be expected to result, in a Material Adverse Effect; and

(iv)

such other statements, lists of property and accounts, budgets, forecasts, projections, reports, or other information respecting the operations, properties, business or condition (financial or otherwise) of any Seller Entity (including with respect to the Collateral) as the Buyer may from time to time reasonably request.

Each notice pursuant to clauses (i) through (iii) above shall be accompanied by a written statement by an authorized senior officer of the Seller setting forth all material information relating to the occurrence referred to therein, including any action which the Seller Entities have taken or propose to take with respect thereto.

7.	Books and Records; Audits; Inspections

(a)

Books and Records. The Seller shall, and shall cause each of the Seller Entities to, keep true, complete and accurate books and records of all material operations and activities with respect to the Properties and any other properties of the Seller Entities, and in which complete entries will be made, in accordance with GAAP applied on a consistent basis, reflecting all material financial transactions of each of the Seller Entities.

(b)

Audits. Upon not less than three Business Days’ notice, the Buyer and its authorized representatives shall be entitled, at its own cost and expense, to perform audits or other reviews and examinations of the books and records of the Seller Entities to confirm compliance by the Seller Entities with the terms of this Agreement and the other Transaction Documents. The Seller shall, and shall cause each of the Seller Entities to, provide the Buyer with complete access to all the Seller Entities’ books and records at the Seller Entities’ offices during usual business hours. If any such audits reveal a material breach of any provision of this Agreement or the other Transaction Documents, the Seller shall reimburse the Buyer for its costs and expenses incurred in such audit.

(c)

Inspections. At reasonable times and with the prior consent of the Seller (not to be unreasonably withheld or delayed), the Buyer and its authorized representatives shall have a right of access to all surface and subsurface portions of the Properties and any other properties of the Seller Entities and to any related operations of the Seller Entities for the purpose of enabling the Buyer to monitor compliance by the Seller Entities with the terms of this Agreement and the other Transaction Documents.

(d)

Investor Tours. Upon not less than 10 Business Days’ notice to the Seller and up to two times in any fiscal year, the Buyer shall have the right to conduct an investors tour on the Properties and any facilities associated therewith.

(e)

Additional Requirements. Access to the Seller Entities’ properties and associated facilities pursuant to Sections 7(c) and 7(d) shall be subject to the following: (i) any such access shall be at the sole risk and expense of the Buyer, its representatives and its invitees; (ii) any such access shall not unreasonably interfere with the Seller Entities’ activities and operations; (iii) the Buyer shall comply, and request that its representatives and invitees comply, with the policies and procedures that the Seller Entities apply to their own invitees; (iv) the Buyer shall give the Seller prompt notice of any injuries, property damage or environmental harm that may occur during such tour; and (v) the Buyer shall indemnify the Seller Entities from any Losses (excluding loss of profit and consequential or punitive damages) suffered or incurred by any Seller Entity as a consequence of injury to the Buyer, or its representatives or invitees incurred during such access, provided that the foregoing shall not apply to any Losses to the extent they arise primarily from the gross negligence or willful misconduct of any Seller Entity.

8.	Maintenance of Existence and Property

(a)

Maintenance of Existence. The Seller shall at all times do or cause to be done all things necessary to maintain each of the Seller Entities’ corporate or other entity existence and to obtain and, once obtained, maintain all Authorizations necessary to carry on its business and own its assets in each jurisdiction in which they carry on business or in which their assets are located.

(b)

Maintenance of Properties. The Seller shall at all times do or cause to be done all things necessary to maintain the Properties and any other properties of the Seller Entities in good standing, including paying or causing to be paid all Taxes owing in respect thereof, performing or causing to be performed all required assessment work thereon, paying or causing to be paid all claim, permit and license maintenances fees in respect thereof, paying or causing to be paid all rents and other payments in respect of leased properties forming a part thereof and otherwise maintaining the Properties and any other properties of the Seller Entities in accordance with Applicable Laws.

(c)

Encumbrances. The Seller shall not, and shall ensure that the other Seller Entities do not, cause or allow to be registered or otherwise permit to exist any Encumbrance other than Permitted Encumbrances against any of the Collateral.

(d)

Abandonment. The Seller shall not, and shall ensure that the other Seller Entities do not, abandon any patented or unpatented claims comprising part of the Properties or any other interest in the Properties unless it first complies with this Section 8(d) (provided that in the case of leased properties, the Owner shall comply with this Section 8(d) to the extent permitted under the applicable lease or sublease). If any Seller Entity wishes to abandon any of the patented or unpatented claims comprising part of the Properties or any other interest in the Properties (“Abandonment Property”), the Seller shall first give notice of such intention to the Buyer at least 90 days in advance of the proposed date of abandonment. If, not less than 10 days before the proposed date of abandonment, the Seller receives from the Buyer written notice that the Buyer wishes to acquire the Abandonment Property, the Seller shall, or shall cause the relevant Seller Entity to, without additional consideration, convey the Abandonment Property in good standing by quit claim deed, without warranty, to the Buyer or an assignee thereof, and shall thereafter have no further obligation to maintain title to the Abandonment Property. If the Buyer does not give such notice to the Seller within the prescribed period of time, the relevant Seller Entity may abandon the Abandonment Property and shall thereafter have no further obligation to maintain title to the Abandonment Property.

(e)

Right of Buyer to Cure Defects. The Buyer may undertake such investigation of the title and status of the Midas Mine, Fire Creek Property and any other properties of the Seller Entities as it shall deem necessary. If that investigation should reveal defects in the title, the Seller shall forthwith proceed to cure such title defects to the satisfaction of the Buyer. If the Seller fails to do so: (i) the Buyer may proceed to cure such title defects; (ii) any costs and expenses incurred (including attorney’s fees and costs) by the Buyer shall be promptly reimbursed by the Seller; and (iii) the Buyer may lien such properties for such amounts until the Seller reimburses the Buyer in full.

9.	Management of Mining Operations

(a)

Performance of Mining Operations. The Seller shall ensure that all exploration, construction, development and mining operations and other activities in respect of the Properties will be performed in a commercially reasonable manner in compliance with Applicable Laws, Authorizations and Other Rights, and in accordance with good mining, processing, engineering and environmental practices prevailing in the industry. The Seller shall cause the other Seller Entities to use all commercially reasonable and lawful efforts to obtain and, once obtained, maintain all Authorizations necessary to commence and continue development and mining operations on the Properties.

(b)

Maintenance of Mining Rights. The Seller shall cause the other Seller Entities to use all commercially reasonable and lawful efforts to maintain and apply for and obtain any and all available renewals and extensions of the Properties, Authorizations, Other Rights and any and all other necessary rights in respect of the Midas Mine, the Fire Creek Project, and, other than as would not constitute an Event of Default, not abandon any of the Midas Mine or the Fire Creek Project (including Utility Commitments) or allow or permit any of the Properties, Authorizations, Other Rights or such other necessary rights referred to above to terminate or lapse.

(c)

Compliance with Applicable Laws. The Seller shall, and shall cause the other Seller Entities to, and shall cause all operations and activities conducted at, on or in respect of the Midas Mine and the Fire Creek Project to, comply in all material respects with all Applicable Laws, all Authorizations and the terms and conditions of Other Rights.

(d)

Reclamation Obligations. The Seller shall, and shall cause each other Seller Entity to, timely and fully perform, pay and observe, or cause to be performed, observed and paid, in all material respects, any and all liabilities and obligations required by any Applicable Laws, Authorizations or the terms and conditions of Other Rights or by any Governmental Body for the reclamation, restoration or closure of any facility or land used in connection with the Seller Entities’ operations or activities at, on or in respect of the Midas Mine and the Fire Creek Project or required under this Agreement. The Seller shall not, and shall ensure that the other Seller Entities do not, undertake, cause, suffer, or permit any condition or activity at, on or in the vicinity of the Properties which constitutes or results in a material violation of Environmental Laws. If any Seller Entity (i) fails to comply with Environmental Laws in any material respect or (ii) undertakes any activity giving rise to liability under Environmental Laws (except as permitted or authorized by any Authorization or by Applicable Law), the Seller shall promptly remedy and correct such failure to comply, satisfy such liability and otherwise take all necessary or desirable action to cure (whether through remediation, payment of penalties or otherwise) such non-compliance or liability and satisfy all obligations in connection therewith.

10.	Royalty and Stream Interests

(a)

General Prohibition. The Seller shall not, and shall not permit any other Seller Entity to, without the Buyer’s prior written consent, create, grant, convey or otherwise agree to any royalty or stream interest, or enter into any agreements that are similar to a royalty agreement or a stream agreement, in each case in respect of any mineral interests of the Seller Entities, whether owned now or hereafter acquired, except as expressly permitted by and subject to this Section 10.

(b)

Right of First Refusal. If any Seller Entity receives a bona fide written offer (a “Third Party Offer”) from any Person dealing at arm’s length with the Seller Entities to purchase a new or existing royalty or stream interest (the “Offered Interest”) in any mineral interests of the Seller Entities, whether owned now or hereafter acquired, for cash consideration, which such Seller Entity either wishes to accept or has accepted conditional on and subject to the Buyer’s right of first refusal pursuant to this Section 10, the Seller shall promptly give notice of the Third Party Offer (the “Notice of Offer”) to the Buyer and comply with this Section 10. The Notice of Offer must contain a copy of the Third Party Offer, disclose the identity and address of the Person making the Third Party Offer (the “Third Party Offeror”) and provide reasonably sufficient evidence to establish that the Third Party Offeror has the power and capacity, including the financial capacity, to complete the purchase of the Offered Interest. Upon the Notice of Offer being given, the Buyer will have the right to purchase all, but not less than all, of the Offered Interest at the same price and upon the same terms and conditions as are contained in the Third Party Offer.

(c)

Determination of Price. If the Offered Interest is being offered for sale to the Third Party Offeror together with or in conjunction with other unrelated assets of the Seller Entities, the Buyer will be entitled to purchase only the Offered Interest and the Notice of Offer must specify the Seller’s good faith estimate of the cash being offered by the Third Party Offeror for the Offered Interest. If the Buyer does not agree with the Seller’s estimate, the value of the cash being offered for the Offered Interest shall be conclusively determined by a firm of qualified mineral valuators jointly appointed (and the cost of which shall be borne equally) by the Seller and the Buyer, each acting reasonably. Such determination shall be binding upon the Seller Entities and the Buyer. All time periods referred to in this Section 10 shall be extended by the time taken to obtain such determination.

(d)

Exercise and Closing. If the Buyer desires to exercise its right to purchase all of the Offered Interest as contemplated by Section 10(b), it will give notice of exercise (the “ROFR Exercise Notice”) to the Seller within 30 Business Days of having been given the Notice of Offer. The giving of the ROFR Exercise Notice shall constitute a legally binding agreement between the Buyer and the relevant Seller Entity for the sale by such Seller Entity to the Buyer of the Offered Interest in accordance with the terms set out in the Third Party Offer, which sale transaction will be completed (subject to entry into a royalty or stream agreement reflecting the Offered Interest and such other customary industry terms in form and substance satisfactory to the Buyer) on the date therein provided (or on such other date as the Buyer and such Seller Entity may agree) by delivery of the Offered Interest (including such agreement referred to above) by such Seller Entity to the Buyer with title, free and clear of all Encumbrances arising on or after the date such Seller Entity received such Third Party Offer, against payment by the Buyer to such Seller Entity of the cash consideration by bank wire transfer to the account designated by such Seller Entity. If, at the time of completion, any portion of the Offered Interest is subject to any Encumbrance arising on or after the date such Seller Entity received such Third Party Offer, the Buyer will be entitled to deduct from the purchase money to be paid to such Seller Entity the amount required to discharge such Encumbrance and will apply such amount to discharge such Encumbrance, on behalf of such Seller Entity.

(e)

No Exercise. If the Buyer does not give the ROFR Exercise Notice in accordance with the provisions of Section 10(d), the right of the Buyer to purchase the Offered Interest will terminate and the Seller Entities may sell all, but not less than all, of the Offered Interest to the Third Party Offeror in accordance with the terms of the Third Party Offer at any time within 50 Business Days after the expiry of the 30 Business Day period specified in Section 10(d). If the sale of the Offered Interest is not completed within such 50 Business Day period on such terms, the rights of the Parties pursuant to this Section 10 will again take effect with respect thereto.

(f)

Exceptions. The restrictions set out in this Section 10 shall not apply to: (i) any royalties or levies imposed by any Governmental Body on mineral production; (ii) any royalty interests purchased by or granted to a Seller Entity (including the purchase or buy-back of any royalty interest previously granted by a Seller Entity); (iii) any royalty interests granted by a Seller Entity pursuant to a bona fide option or joint venture agreement in respect of the Properties or other mineral interests of such Seller Entity (provided the entering into of such agreement is not prohibited by the terms of the Transaction Documents and that any such royalty interests shall be junior in priority to any royalties owned by the Buyer or any of its Affiliates on the Properties); or (iv) any royalty or stream interest granted by a Seller Entity after a Change of Control of the Seller in respect of mineral interests of the Seller Entities acquired after such Change of Control (for greater certainty, the restrictions set out in this Section 10 shall continue to apply to mineral interests of the Seller Entities owned as at the time of such Change of Control).

(g)	Survival. For greater certainty, this Section 10 shall, pursuant to Section 19(c), survive termination of this Agreement.

11.	Financing Matters

(a)

Compliance with Facility Agreement. So long as the Loan or any Permitted Refinancing Indebtedness is outstanding, the Seller shall, and shall cause each of the other Seller Entities to, comply with all of the covenants in the Facility Agreement (or any agreement governing any Permitted Refinancing Indebtedness) as in effect from time to time (as such covenants may be amended, supplemented or added to from time to time), without any waiver thereof and without regard to any amendment thereof which has the effect of making such provisions less restrictive on the Seller Entities, except as consented to from time to time by the Buyer.

(b)

Refinancing of Loan. The Seller will not, and will cause the other Seller Entities not to, refinance, replace, repurchase or enter into any other transaction the effect of which would be to repay the Loan and replace it with other Indebtedness, except Permitted Refinancing Indebtedness. For greater certainty, this provision will not apply to restrict repayments of the Loan in accordance with its terms if such repayment or prepayment is not effected with the proceeds of additional Indebtedness of any Seller Entity.

(c)

Limitation on Indebtedness. The Seller shall ensure that none of the Seller Entities shall incur any Indebtedness (other than Permitted Refinancing Indebtedness) except: (i) Indebtedness solely for ordinary course working capital purposes in an aggregate maximum amount at any time outstanding not to exceed [redacted for proprietary reasons] (“Permitted Working Capital Debt”); (ii) [redacted for proprietary reasons] and (iii) bonds, letters of credit, guarantees and other instruments or arrangements securing or guaranteeing performance of the Seller Entities’ obligations in respect of the reclamation, restoration or closure of any facility or land used in connection with the Seller Entities’ operations or activities to the extent required by Applicable Law. The Permitted Working Capital Debt may be secured against the Collateral provided that the security thereunder is expressly subordinated to the security provided under the Security Agreements pursuant to an intercreditor agreement between the Persons extending such Indebtedness and the Buyer providing for such subordination and other customary provisions, all in form and substance satisfactory to the Buyer (any such security, and the “Permitted Working Capital Security”).

(d)

Amendments to Facility Documents. The Seller agrees that (i) no Facility Documents (as defined in the Intercreditor Agreement) to which any Seller Entity is a party will be amended, modified, replaced or supplemented in such manner as to make the terms of such Facility Documents less favourable to any Seller Entity in any material respect (including, for greater certainty, by increasing the interest rate or fees payable thereunder, shortening the term to maturity thereof, imposing increased amortization requirements or imposing additional (or more restrictive) covenants thereunder) unless such amendment, modification, replacement or supplement is consented to by the Buyer in writing, and (ii) none of the Seller Entities shall take any action under or in connection with any of the Facility Documents that would require or result in payment by any of them of any amount in advance of any scheduled or mandatory payment, redemption or prepayment date, including purchasing the Term Notes by tender or private contract (except for refinancing the Facility Obligations (as defined in the Intercreditor Agreement) with Permitted Refinancing Indebtedness), unless such action is consented to by the Buyer in writing.

12.	Insurance Matters

(a)

Maintenance of Insurance. The Seller shall, and shall cause the other Seller Entities to, maintain with reputable insurance companies insurance with respect to the Midas Mine, Fire Creek Project and any other mineral projects of the Seller Entities and the operations conducted at, on and in respect thereof against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar operations in the United States of America. Without limiting the foregoing, such insurance shall include workers compensation insurance in amounts required by Applicable Laws, and commercial general liability insurance in such amounts as will, in the Buyer’s reasonable judgment, adequately protect the Seller Entities, the Buyer, and the Properties and any other mineral projects of the Seller Entities from any Losses which may reasonably be expected to arise with respect to this Agreement or the Properties or any other mineral projects of the Seller Entities and that can be covered by commercial general liability insurance.

(b)

Shipment of Minerals. The Seller shall, and shall cause the other Seller Entities to, ensure that each shipment of Minerals is adequately insured in such amounts and with such coverage as is customary in the mining industry, until the time that risk of loss and damage for such Minerals is transferred to the purchaser.

(c)

Additional Insured. The Seller shall cause the Buyer to be named a loss payee (as its interests may appear) under all property insurance policies of the Seller Entities and as additional insured under all liability insurance policies of the Seller Entities.

(d)

Notice of Loss or Damage. The Seller shall promptly provide the Buyer with written notice of any material loss or damage suffered to any assets or property of the Seller Entities and whether it plans to make any insurance claim.

13.	Security Matters

(a)

Grant of Security Interest. The Seller shall, and shall cause each of the other Seller Entities to, grant to the Buyer a continuing security interest and a first priority lien on the Collateral, including all proceeds and products thereof, subject only to the Permitted Encumbrances, as security for the due and punctual performance by the Seller of the Delivery Obligations or, in the case of any other Seller Entity, its guarantee of the Delivery Obligations of the Seller. The Buyer’s security interest and lien on the Collateral shall be further evidenced by the Security Agreements and such other security documents as the Buyer may at any time reasonably request. The Security shall be effective from the Effective Date and continue until the Delivery Obligations have been satisfied in full, provided that, notwithstanding any other provisions of this Agreement, the Security provided by the Midas Entities shall only become effective upon completion of the Acquisition and for certainty will continue until the Delivery Obligations have been satisfied in full. Upon creating or acquiring any other new Subsidiary, the Seller shall cause such Subsidiary to provide Security in favour of the Buyer, in substantially the same form as the Security Agreements.

(b)

Renewal. The Seller shall cause the personal property registrations relating to the Security to be properly renewed under Applicable Law no later than three months before the expiry date thereof (if any) to ensure that, except as may be otherwise provided herein, at all times until the Final Delivery Date, the Security remains in full force and effect and duly registered and perfected under Applicable Law. The Seller shall provide evidence satisfactory to the Buyer of each such re-registration and renewal on or before the date that is three months before the expiry date of the Security, failing which the Buyer shall have the right (but not the obligation) to proceed with such renewal, and the Seller shall be responsible for all costs and fees related thereto and shall reimburse the Buyer for such amounts on demand.

(c)

Further Assurances. Without limiting the foregoing, the Seller shall, and shall cause each of the other Seller Entities to, from time to time, at the cost and expense of the Seller Entities, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Buyer may reasonably request in order to perfect and protect any pledge, assignment, or security interest granted or purported to be granted by any Transaction Document or to enable the Buyer to exercise and enforce its rights and remedies under any Transaction Documents with respect to any Collateral. The Seller Entities each irrevocably make, constitute, and appoint the Buyer (and any of the Buyer’s officers, employees, or Agents' designated by the Buyer) as its true and lawful attorney with power, upon the failure or refusal of any Seller Entity to comply with its undertakings contained in this paragraph, to sign the name of such Seller Entity on any of the above described documents or on any other similar documents that need to be executed, recorded, and/or filed in order to perfect or continue the Buyer’s perfected security interest in the Collateral.

14.	Events of Default

Each of the events or circumstances set out in this Section 14 shall constitute an event of default (“Event of Default”):

(a)

Delivery Obligations. The Seller fails to deliver all or any portion of the Purchased Gold Ounces to the Buyer in accordance with the Delivery Obligations or to make any payment to the Buyer in accordance with the provisions of this Agreement.

(b)

Representations and Warranties; Reports; Certificates. Any representation or warranty made, or any report or certificate furnished to the Buyer, by any Seller Entity under or in connection with the Transaction Documents proves to have been incorrect or misleading in any material respect (or in any respect where such representation or warranty is subject to a materiality qualification) when made, deemed made or furnished (as applicable), and the facts or circumstances which made such representation or warranty incorrect or misleading shall remain unrectified for a period of 30 days from the earlier of: (a) the Buyer giving notice to the Seller, and (b) the Seller becoming aware that such representation or warranty is incorrect or misleading, unless such facts or circumstances are not capable of rectification in which event the default shall occur immediately.

(c)

Failure to Perform Certain Covenants. Failure by any Seller Entity to perform, comply with or observe any term, covenant or agreement contained in Sections 8(a), 8(b), 8(c) and 8(d) (Maintenance of Existence and Property) (provided that, in the case of Sections 8(b) and 8(d) only, this Section 14(c) shall not apply to any such failure with respect to the Other Properties, and in which case Section 14(d) shall apply), 10 (Royalty and Stream Interests), 11 (Financing Matters), 13 (Security Matters) or 20 (Restricted Transfer Rights of the Seller Entities).

(d)

Failure to Perform Other Covenants. Any Seller Entity fails to perform, comply with or observe any term, covenant or agreement contained in any Transaction Document (other than those referred to above in Sections 14(a) to (c) above) and any such failure shall remain unremedied or unresolved for a period of 30 days from the earlier of: (a) the Buyer giving notice to the Seller, and (b) the Seller becoming aware of the failure to comply, unless such failure is not capable of remedy in which event the default shall occur immediately.

(e)

Insolvency. (i) Any Seller Entity becomes Insolvent, or suffers or consents to or applies for the appointment of a receiver, trustee, custodian or liquidator of itself or any of its property, or is generally unable to or fails to pay its debts as they become due, or makes a general assignment for the benefit of creditors; (ii) any Seller Entity files a voluntary petition in bankruptcy, or seeks to effect a plan or other arrangement with creditors or any other relief under any Bankruptcy Code, or under any Applicable Law granting relief to debtors, whether now or hereafter in effect; (iii) any involuntary petition or proceeding pursuant to any Bankruptcy Code or any other Applicable Law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against any Seller Entity and is not dismissed, stayed or vacated within 30 days thereafter; (iv) any Seller Entity files an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition; (v) any Seller Entity is adjudicated bankrupt, or an order for relief is entered by any court of competent jurisdiction under any Bankruptcy Code or any other Applicable Law relating to bankruptcy, reorganization or other relief for debtors; (vi) any Seller Entity voluntarily ceases to conduct its business in the ordinary course or materially changes the nature of the business it carries on; or (vii) any Seller Entity takes any action authorizing or in furtherance of any of the foregoing.

(f)

Liquidation. Any Seller Entity liquidates, winds up or dissolves (or suffers any liquidation, wind-up or dissolution), suspends its operations other than in the ordinary course of business, or takes any action authorizing or in furtherance of any of the foregoing.

(g)	Cross Default. Any Seller Entity:

	(i)	fails:

(A)

to make any payment of any principal, interest or premium in connection with the Loan or any other Indebtedness having an aggregate principal amount of more than the Threshold Amount (or its equivalent in another currency) when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable notice or grace period, if any, specified in the agreement or instrument relating to such Indebtedness as of the date of such failure; or

(B)

to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to the Loan or any other Indebtedness having an aggregate principal amount of more than the Threshold Amount (or its equivalent in another currency), when required to be performed or observed, or any other event shall occur or condition shall exist under any such agreement or instrument, and such failure, event or condition shall continue after the later of 10 days from written notice of such failure, event or condition by the applicable counterparty or the Buyer or the applicable, notice or grace period, if any, specified in such agreement or instrument, if the effect of such failure, event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or

(ii)

is subject to a declaration that any Indebtedness referred to in Section 14(g)(i) is due and payable, or required to be prepaid (other than by a regularly scheduled required repayment), prior to the stated maturity thereof;

(iii)

is subject to any facility or commitment available to it under the Facility Agreement or any other Indebtedness in an aggregate amount at any one time of not less than the Threshold Amount (or its equivalent in any other currency) being withdrawn, suspended or cancelled by reason of any default (however described) of any Seller Entity; or

(iv)

fails to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to Indebtedness referred to in Section 14(g)(i) which would result in a Material Adverse Effect.

(h)	Creditors’ Process. Either:

(i)

a final Order for the payment of money in excess of the Threshold Amount (or its equivalent in another currency) which is not fully covered by third-party insurance is rendered against any Seller Entity; or

	(ii)	any non-monetary judgment or Order is rendered against any Seller Entity which would constitute a Material Adverse Effect,

and in each case there shall be any period of 30 days during which such judgment or Order continues unsatisfied or during which a stay of enforcement of such judgment or Order, by reason of a pending appeal or otherwise, shall not be in effect.

(i)	Security Agreements.

	(i)	Any Seller Entity:

		(A)	contests in any manner the validity or enforceability of any of the Security Agreements; or

		(B)	denies that it has any further liability or obligation under any of the Security Agreements.

(ii)	Any of the Security Agreements:

(A)

for any reason, except to the extent permitted by the terms thereof, ceases to create a valid Encumbrance or the Encumbrance created thereby fails to rank in priority in the manner contemplated in the Security Agreements and the Intercreditor Agreement (other than by a direct act or omission of the Buyer), subject only to Permitted Encumbrances, in any of the Collateral purported to be covered thereby; or

	(B)	after delivery for any reason is revoked or invalidated, or otherwise ceases to be in full force and effect in any material respect.

(j)

Unlawfulness. It is or becomes unlawful for any Seller Entity to perform any of its obligations under the Transaction Documents to which it is a party or any of the Security created or expressed to be created by the Transaction Documents ceases to be effective at any time at which such Security is intended to be effective.

(k)	Repudiation. Any Seller Entity repudiates or rescinds any Transaction Document or purports to or evidences an intention to repudiate or rescind any Transaction Document.

(l)

Authorizations. If any Authorization or Other Right is suspended, cancelled, revoked, forfeited, surrendered, refused renewal or terminated (whether in whole or in part) or otherwise is not, or ceases to be, in full force and effect, and the absence thereof would have a Material Adverse Effect.

(m)	Major Damage. Any Seller Entity suffers material loss of or damage to its business, assets or operations (including any related infrastructure) which would have a Material Adverse Effect.

(n)	Abandonment. Any material portion of the Midas Mine, the Fire Creek Project or the Collateral is lost, forfeited or abandoned and which would have a Material Adverse Effect.

(o)

Expropriation. Any Governmental Body condemns, expropriates, seizes or appropriates any property which relates to or forms part of the Midas Mine, the Fire Creek Project or the Collateral and which would result in a Material Adverse Effect.

(p)

Proceedings. There is any action, suit or proceeding against or affecting any Seller Entity before any court or by or before any Governmental Body which, if successful, could reasonably be expected to have a Material Adverse Effect, unless the action, suit, or proceeding is contested diligently and in good faith and, in circumstances where a lower court or tribunal has rendered a decision adverse to it, any Seller Entity, as applicable, is appealing such decision, and has provided a reserve in respect thereof satisfactory to the Buyer.

(q)

Change of Control. There shall occur a Change of Control of any of the Seller Entities, unless such Change of Control occurs pursuant to a Transfer consented to by the Buyer in accordance with Section 20, or the Seller shall become obligated to offer to purchase all of the Term Notes then outstanding as a result of a Change of Control (as defined in the Facility Agreement).

(r)	Material Adverse Effect. Any event or circumstance occurs that has a Material Adverse Effect.

15.	Effect of Event of Default

Upon each occurrence of an Event of Default, and for so long as such Event of Default is continuing:

(a)

upon written notice to the Seller, and in addition to and not in substitution for any other remedies available to it hereunder or at law or in equity, the Buyer shall have the right to terminate the Seller’s obligation to deliver any further Purchased Gold Ounces (which shall not be less than all of the Purchased Gold Ounces not then delivered) if it so elects, and upon such election, the Default Amount shall become immediately due and payable by the Seller (it being acknowledged by the Seller that the Default Amount is intended to be a genuine pre-estimate of liquidated damages that would be suffered by the Buyer upon the occurrence of an Event of Default);

	(b)	the Buyer shall be entitled to enforce its security under the Transaction Documents; and

	(c)	the Buyer shall be entitled to such other rights and remedies as are available to it at law.

16.	Representations and Warranties of the Buyer

The Buyer, acknowledging that the Seller is entering into this Agreement in reliance thereon, hereby makes the representations and warranties to the Seller as set out in Schedule F.

17.	Representations and Warranties of the Seller

The Seller, acknowledging that the Buyer is entering into this Agreement in reliance thereon, hereby makes the representations and warranties to the Buyer: (i) as set out in Schedule G; and (ii) as set out in Article IV of the Acquisition Agreement, in each case to the extent relating to the Midas Entities or their properties and assets, as if such representations and warranties were set forth in this Agreement. The representations and warranties in Schedule G shall be deemed to be repeated by the Seller: (a) as of the Effective Date; and (b) as of the date of each Annual Compliance Certificate, except to the extent that on or prior to such date the Seller shall have advised the Buyer in writing of a variation in any such representation or warranty and the Buyer has approved such variation.

18.	Indemnities

The Seller agrees to indemnify and save the Buyer, and its Affiliates and the directors, officers, employees and Agents' of the foregoing harmless from and against any and all Losses suffered or incurred by any of them as a result of, in respect of, or arising as a consequence of the Buyer entering into the Transaction Documents and the matters contemplated therein, including:

(a)

any breach or inaccuracy of any representation or warranty of the Seller Entities contained in this Agreement or the other Transaction Documents, including the representations and warranties set forth in Schedules G hereto, or in any document, instrument or agreement delivered pursuant hereto or thereto;

(b)

any breach, including breach due to non-performance, by the Seller Entities of any covenant or agreement to be performed by any of the Seller Entities contained in this Agreement or the other Transaction Documents or in any document, instrument or agreement delivered pursuant hereto or thereto;

	(c)	the development or operation of the Midas Mine, the Fire Creek Project or any other mineral project of the Seller Entities;

(d)

the failure of any of the Seller Entities to comply with any Applicable Law, including any Applicable Law relating to environmental matters and reclamation obligations, with respect to the Midas Mine, the Fire Creek Project or any other mineral project of the Seller Entities;

(e)

the physical environmental condition of the Midas Mine, the Fire Creek Project or any other mineral project of the Seller Entities and matters of health and safety related thereto or any action or claim brought with respect thereto (including conditions arising before the date of this Agreement); and

(f)

any actual or threatened withdrawal by any Governmental Body of any Authorization under Environmental Laws which is necessary for the construction or operation of the Midas Mine, the Fire Creek Project or any other mineral project of the Seller Entities, or any actual or threatened challenge by any Person to any Authorization under Environmental Laws which is necessary for the development or operation of the Midas Mine, the Fire Creek Project or any other mineral project of the Seller Entities, provided that the foregoing shall not apply to any Losses to the extent they arise primarily from the gross negligence or willful misconduct of such indemnified persons. For greater certainty, this Section 18 shall, pursuant to Section 19(c), survive termination of this Agreement.

19.	Term

	(a)	Term. The term of this Agreement shall commence on the date of this Agreement and, unless terminated earlier pursuant to Section 19(b), shall terminate on the Final Delivery Date.

(b)

Termination. The Buyer shall have the right to terminate this Agreement upon written notice of termination to the other parties at or after 12:01 a.m. (Toronto time) on February 12, 2014, if the Acquisition has not yet been completed, whereupon the Seller shall immediately return the Purchase Price in full to the Buyer, without interest or setoff or counterclaim, and thereafter no Party shall have any further obligation to the other Parties under this Agreement (other than in connection with any antecedent breach).

(c)

Survival. Notwithstanding the termination of this Agreement pursuant to Section 19(a) or (b), Sections 1 (to the extent applicable to other surviving provisions), 2, 5, 7 (in respect of periods ending on or prior to the Final Delivery Date), 10, 18, 22, 23 and 24 shall survive indefinitely.

20.	Restricted Transfer Rights of the Seller Entities

	(a)	Prohibited Transfers. The following Transfers are prohibited, in each case unless the Buyer gives its prior written consent to such Transfer (which consent may be withheld for any reason):

		(i)	the Seller may not Transfer, in whole or in part, its rights and obligations under this Agreement, the Collateral or its shares of Klondex BC Holdco;

		(ii)	Klondex BC Holdco may not Transfer, in whole or in part, its rights and obligations under this Agreement, the Collateral or its shares of Klondex Holdings;

(iii)

Klondex Holdings may not Transfer, in whole or in part, its rights and obligations under this Agreement, the Collateral, its shares of the Fire Creek Owner or, after completion of the Acquisition, its shares of Midas Holdings;

		(iv)	Midas Holdings may not Transfer, in whole or in part, its rights and obligations under this Agreement, the Collateral or its shares of the Midas Owner;

		(v)	the Midas Owner may not Transfer, in whole or in part, its rights and obligations under this Agreement or the Collateral; and

		(vi)	the Fire Creek Owner may not Transfer, in whole or in part, its rights and obligations under this Agreement or the Collateral.

(b)

Transfers of Interests in Seller. Notwithstanding any other provision of this Agreement, neither (i) an amalgamation, merger or consolidation of the Seller with or into another body corporate, including by way of a plan of arrangement, nor (ii) a transfer of shares of the Seller, including a transfer of all of the shares pursuant to a takeover bid and subsequent acquisition transaction (including a compulsory acquisition) or a plan of arrangement, is a Transfer to which this Section 20 applies; provided, however, that in the case of clause (i) any successor entity to the Seller shall have acknowledged in writing to the Buyer that it is bound by this Agreement.

(c)	Effect of Prohibited Transfer. Any Transfer made in violation of this Section 20 shall be null and void and of no force or effect whatsoever.

21.	Transfer Rights of the Buyer

(a)

Transfers. The Buyer shall have the right to Transfer or encumber, in whole or in part, its rights and obligations under this Agreement to any Person, without the consent of any Seller Entity, upon the delivery of notice of such Transfer to the Seller. In such a case, provided that such Person has agreed to be bound by such Transferred obligations under this Agreement, the Buyer, shall be released from such Transferred obligations under this Agreement.

(b)

Encumbrances. Notwithstanding anything in this Agreement, the Buyer shall have the right to Transfer by way of Encumbrance, in whole or in part, its rights and obligations under this Agreement to one or more lenders providing financing to the Buyer or any of its Affiliates without notice to, or the consent of, any Seller Entity. If such transferee enforces such Encumbrance, it will provide notice to the Seller and upon delivery of such notice, which notice shall confirm that such transferee agrees to be bound by such Transferred obligations under this Agreement, such transferee shall become a party to this Agreement with all of the rights and obligations of the Buyer.

22.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each of the Parties irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario.

23.	Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be sent or delivered to the respective Parties at their respective addresses, facsimile numbers or e-mail addresses set forth below (or at or to such other address, facsimile, number or e-mail address as shall be designated by any Party in a written notice to the other Parties):

If to the Seller:

Klondex Mines Ltd.
Suite 600-595 Howe Street
Vancouver BC V6C 2T5

Attention:        Paul Huet
Fax Number:     604.662.3904
Email:                phuet@klondexmines.com

with a copy (which shall not constitute notice) to:

Bennett Jones LLP
3400 One First Canadian Place
PO Box 130
Toronto ON M5X 1A4

Attention:        Abbas Ali Khan
Facsimile:         416.863.1716
Email:                alikhana@bennettjones.com

If to the Buyer:

Franco-Nevada GLW Holdings Corp.
c/o Franco-Nevada Corporation
199 Bay Street, Suite 2000
P.O. Box 285
Commerce Court Postal Station
Toronto, Ontario
Canada M5L 1G9

Attention:        Chief Legal Officer
Fax Number:    (416) 306-6330
Email:                hong@franco-nevada.com

Any notice and communications shall be effective:

(a)

if delivered by hand, sent by certified or registered mail or sent by an overnight courier service, when received; and, provided that if such date is a day other than a Business Day, where the recipient Party is located, then such notice shall be deemed to have been given and received on the first Business Day, where the recipient Party is located, following the date of such delivery; and

(b)

if sent by facsimile or e-mail transmission and successfully transmitted before 5:00 p.m. on a Business Day, where the recipient Party is located, then on that Business Day, and if transmitted after 5:00 p.m. on that day or on a day that is not a Business Day, then on the first Business Day, where the recipient Party is located, following the date of transmission.

24.	General Provisions

(a)

Further Assurances. Each Party shall execute all such further instruments and documents and shall take all such further actions as may be necessary to effect the transactions contemplated herein, in each case at the cost and expense of the Party requesting such further instrument, document or action, unless expressly indicated otherwise.

(b)

Obligations of Seller Entities. The Seller agrees to take all action necessary to cause each and every other Seller Entity to observe, comply with and perform its covenants and obligations in this Agreement. To the extent that any covenants or obligations in this Agreement are stated to be covenants or obligations of the Seller Entities or any of them, and a Seller Entity is not a party to this Agreement (including any Person that becomes a Seller Entity after the date of this Agreement), the Seller shall take all action necessary to cause such non-party Seller Entity to observe, comply with and perform such covenants or obligations, including causing such non-party Seller Entity to agree in writing in favour of the Buyer to be bound by this Agreement.

(c)

Confidentiality. The Buyer shall not, without the express written consent of the Seller, which consent shall not be unreasonably withheld, disclose any data or information concerning the operations of the Seller Entities obtained in connection with the Transaction Documents which is not already in the public domain (the “Confidential Information”); provided, however, the Buyer may disclose Confidential Information without the consent of the Seller: (i) if required by Applicable Law or requested by a Government Body having jurisdiction over the Buyer or its Affiliates; (ii) to the Buyer’s Affiliates and to any representatives, consultants or advisers of the Buyer or its Affiliates for the purpose of providing services to the Buyer or its Affiliates; and (iii) to any Person to whom the Buyer, in good faith, anticipates Transferring an interest in this Agreement as contemplated by Section 21(a) or 21(b) and such Person’s Affiliates and the representatives, consultants and advisers of such Person or its Affiliates. In the case of disclosure pursuant to clause (ii) or (iii), the Buyer shall be responsible to ensure that the recipient of the Confidential Information does not disclose the Confidential Information to the same extent as if it were bound by the same non-disclosure obligations of the Buyer hereunder. Notwithstanding the foregoing, the Buyer shall not be restricted from disclosing the terms of this Agreement and deliveries of Refined Gold hereunder. For greater certainty, the Buyer shall be entitled to disclose publicly data or information concerning the operations of the Seller Entities, without the consent of the Seller, once such information has been publicly disclosed by any of the Seller Entities.

(d)

No Partnership. Nothing herein shall be construed to create, expressly or by implication, a joint venture, agency relationship, fiduciary relationship, mining partnership, commercial partnership or other partnership relationship between the Parties.

(e)

Severability. If any provision of this Agreement is wholly or partially invalid, this Agreement shall be interpreted as if the invalid provision had not been a part hereof so that the invalidity shall not affect the validity of the remainder of this Agreement which shall be construed as if this Agreement had been executed without the invalid portion.

(f)

Rate of Interest. The Parties do not intend that the purchase of the Purchased Gold Ounces be in the nature of a loan, but, if it were so characterized by an arbitrator, court or tribunal of competent jurisdiction, the Parties agree that the return to the Buyer, whether for interest, fees or otherwise, not exceed the maximum amount permitted by Applicable Law. Accordingly, if such arbitrator, court or tribunal should rule that: (i) the purchase of the Purchase Gold Ounces is of the nature of or is deemed to be a loan; and (ii) a portion of the total return to the Buyer is of the nature of or is deemed to be interest, and the portion of the total return, for deemed interest, fees or otherwise would, but for this provision, exceed the amount of return permitted under Applicable Law, then the delivery schedule for the aggregate quantity of Refined Gold remaining deliverable shall automatically be extended such that the amount of return does not exceed the maximum amount permitted under Applicable Law, and this Agreement shall not be terminated solely as a result of such violation.

(g)

Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement among the Parties pertaining to the subject matter hereof and thereof and supersede all prior agreements, negotiations, discussions and understandings, written or oral, among the Parties. The Seller and the Buyer agree that the confirmation letter dated December 5, 2013 between the Seller and the Buyer is hereby terminated with effect from the date of this Agreement.

(h)	Amendments. This Agreement may not be changed, amended or modified in any manner, except pursuant to an instrument in writing signed on behalf of each of the Parties.

(i)

Waiver. The failure by any Party to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision unless such waiver is acknowledged in writing, nor shall such failure affect the validity of this Agreement or any part thereof or the right of a Party to enforce each and every provision. No waiver of a breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

(j)

Specific Performance. Each of the Parties acknowledges that any breach of this Agreement may cause the other Parties irreparable harm for which damages are not an adequate remedy. The Parties agree that, in the event of any such breach, in addition to other remedies at law or in equity that a Party may have, a Party shall be entitled to seek specific performance.

(k)

No Beneficiaries. This Agreement is intended for the benefit of the Parties and their respective successors and permitted assigns and, except for the indemnified Persons referred to in Section 18, is not for the benefit of, nor may any provision in this Agreement be enforced by, any other Person. With respect to any indemnified Person who is not a party to this Agreement, the Buyer shall obtain and hold the rights and benefits of Section 18 in trust for and on behalf of such indemnified Person.

(l)

Costs and Expenses. Each of the Parties shall be responsible for paying all costs and expenses incurred by them, respectively, in connection with the negotiation and preparation of this Agreement and the related Transaction Documents.

(m)

Counterparts. This Agreement may be executed in one or more counterparts and by the Parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or electronic format shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date and year first above written.

KLONDEX MINES LTD.

By:	(signed) Paul Huet
Paul Huet
President and Chief Executive Officer

FRANCO-NEVADA GLW HOLDINGS CORP.

By:	(signed) David Harquail
David Harquail
President and Chief Executive Officer

SCHEDULE A

DESCRIPTION OF MIDAS PROPERTY

Title to Properties

(i)	Fee Properties

The real property and property rights, situated in Elko County, Nevada, which is more particularly described as:

Township 38 North, Range 46 East, MDM, APN 004-250-0003
             approx. 40.9 acres owned by Newmont USA Limited
Section 2: NW4NW4

Township 39 North, Range 46 East, MDM, APN 004-260-03
            Surface and mineral estate (approximately 840 acres)
Section 9: E2NE4
Section 10: W2NW4, SW4
Section 22: E2N W4, SE4
Section 27: NE4, NE4NW4
Section 28: W2NW4
         Surface estate only (approximately 1.019 acres, commonly referred to as the Buckingham Lands)
Section 9: W2NE4, E2NW4
Section 15: E2W2, W2E2
Section 22: NE4
Section 28: W2SE4, E2SW4
Section 33: NE4
Section 34: SW4NW4, Lot 1

Midas Town site Lots

Lot No.	Block No.	Assessor's Parcel No.
6-7	I (Gold Circle)	03-523-03-2
8		03-523-02-4
11-12	Q (Gold Circle)	03-526-01-9
1	S (Gold Circle)	03-521-05-1
2		03-521-04-4
1	W (Gold Circle)	03-513-03-3
3-16		03-513-01-7

Patented Mining Claims

Patent Name	M.S. No.	Patent No.	Assessor Parcel No.
Elko Prince Annex Fraction	4034	314565	0PM- 314-056
Elko Prince No. 1
Elko Prince No. 2
Elko Prince No. 4 Fraction
Todd Fraction
Hanks Fraction
Little Willie Fraction
Merle
June Bell
June Belle Fraction
Water Witch No. 1 (E. Portion)	4192	567990	004-26C-004
Water Witch No. 2 (E. Portion)			004-26C-008
Water Witch No. 3			0PM-567-099
Water Witch No. 4
Water Witch Fraction
Water Witch No. 1 (Parcel 1)			004-26C-001
Water Witch No. 1 (Parcel 2)			004-26C-002
Water Witch No. 1 (Parcel 3)			004-26C-003
Water Witch No. 2 (Parcel 4)			004-26C-005
Water Witch No. 2 (Parcel 5)			004-26C-006
Water Witch No. 2 (Parcel 6)			004-26C-007
Ripsaw No. 2	3991	298366	0PM-298-036
Gold Crown	3738	256016	0PM-256-001
Oversight Fraction (Portion)
Banner			0PM-560-016
Gift No. 1
Oversight Fraction (Portion)			0PM-060-016
Gift No. 2
Rabbit's Foot			0PM-256-006
Banner Fraction
Wedge			0PM-668-021
Old Judge No. 1	4327	668211
Sleeping Beauty	4666	1054830	0PM-373-058
Poor Man
Orphan Boy
Pan Handle
Pan Handle No. 2
Red Top
Orphan Boy No. 2
Little Dot
Sunset Fraction	4667	1037358
Hardscrabble No. 1	4356	827131	0PM-827-013
Hardscrabble No. 2
Hardscrabble Fraction

(ii)	Unpatented Mining Claims

Claim Name	Book & Page or Document No.		BLM Serial No.
ACME	41	89	27590
ACME NO. 1	41	279	27591
ACME NO. 2	42	165	27592
ACME NO. 3	42	166	27593
DOT LODE	43	483	27594
DOT LODE #2	135	551	27596
DOT LODE NO. 4	100	523	27597
MARTY	366	156	218384
DOT LODE #1	472	575	321676
MIDAS 110	838	347	687827
MIDAS NO. 13	838	332	687851
MIDAS 14	838	333	687852
MIDAS 15	838	334	687853
MIDAS 16	838	335	687854
MIDAS 30	838	306	687857
MIDAS 33	838	462	687860
MIDAS NO. 34	838	463	687861
MIDAS 35	838	309	687862
MIDAS 36	838	310	687863
MIDAS 37	838	311	687864
MIDAS 38	838	312	687865
MIDAS 39	838	313	687866
MIDAS 40	838	314	687867
MIDAS 41	838	315	687868
MIDAS 81	838	345	687871
MIDAS 94	838	318	687872
MIDAS 96	838	464	687874
MIDAS 114	838	351	687876
MIDAS 115	838	352	687877
MIDAS 118	838	355	687878
MIDAS 119	838	356	687879
MIDAS 121	838	358	687880
MIDAS 122	838	359	687881
MIDAS 123	838	360	687882
MIDAS 124	838	361	687883
MIDAS 125	838	362	687884
MIDAS 126	838	363	687885
MIDAS 127	838	364	687886
MIDAS 128	838	365	687887

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 129	838	366	687888
MIDAS 130	838	367	687889
MIDAS NO.131	838	466	687890
MIDAS NO.132	838	467	687891
MIDAS NO.133	838	468	687892
MIDAS NO.134	838	469	687893
MIDAS 135	838	470	687894
MIDAS 136	838	471	687895
MIDAS NO.137	838	472	687896
MIDAS 138	838	473	687897
MIDAS 139	838	474	687898
MIDAS 140	838	475	687899
MIDAS 141	838	476	687900
MIDAS 142	838	477	687901
MIDAS 143	838	478	687902
MIDAS 144	838	479	687903
MIDAS 146	838	481	687905
MIDAS 147	838	482	687906
MIDAS 148	838	483	687907
MIDAS 149	838	484	687908
MIDAS 150	838	485	687909
MIDAS 151	838	486	687910
MIDAS 152	838	487	687911
MIDAS 153	838	488	687912
MIDAS 154	838	814	687913
MIDAS 1R	840	886	692622
MIDAS 2R	840	887	692623
MIDAS 3R	840	888	692624
MIDAS 4R	840	889	692625
MIDAS 5R	840	890	692626
MIDAS 6R	840	891	692627
MIDAS 7R	840	892	692628
MIDAS 8R	840	893	692629
MIDAS 9R	840	894	692630
MIDAS 10R	840	895	692631
MIDAS NO.11R	840	896	692632
MIDAS 12R	840	897	692633
MIDAS 17R	840	898	692634
MIDAS 18R	840	899	692635
MIDAS 19R	840	900	692636
MIDAS 20R	840	901	692637

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 21R	840	902	692638
MIDAS 22R	840	903	692639
MIDAS 23R	840	904	692640
MIDAS 25R	840	905	692641
MIDAS 27R	840	907	692643
MIDAS 28R	840	908	692644
MIDAS 109R	840	909	692645
MIDAS 111R	840	910	692646
MIDAS NO.112R	840	911	692647
MIDAS NO.113R	840	912	692648
MIDAS 116R	840	913	692649
MIDAS 117R	840	914	692650
MIDAS 155	853	939	699982
MIDAS 156	853	940	699983
MIDAS 157	853	941	699984
MIDAS 158	853	942	699985
MIDAS # 165	878	163	709778
MIDAS # 166	878	164	709779
MIDAS # 167	878	165	709780
MIDAS # 168	878	166	709781
MIDAS # 169	878	167	709782
MIDAS # 170	878	168	709783
MIDAS # 171	878	169	709784
MIDAS # 172	878	170	709785
MIDAS # 173	878	171	709786
MIDAS # 174	878	172	709787
AMSTERDAM # 1	879	937	710875
AMSTERDAM # 2	879	938	710876
AMSTERDAM # 3	879	939	710877
AMSTERDAM # 4	879	940	710878
AMSTERDAM # 5	879	941	710879
AMSTERDAM # 6	879	942	710880
AMSTERDAM # 7	879	943	710881
AMSTERDAM # 8	879	944	710882
AMSTERDAM # 9	879	945	710883
AMSTERDAM # 10	879	946	710884
AMSTERDAM # 11	879	947	710885
AMSTERDAM # 12	879	948	710886
AMSTERDAM # 13	879	949	710887
AMSTERDAM # 14	879	950	710888
AMSTERDAM # 15	879	951	710889

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 16	879	952	710890
AMSTERDAM # 17	879	953	710891
AMSTERDAM # 18	879	954	710892
AMSTERDAM # 19	879	955	710893
AMSTERDAM # 20	879	956	710894
AMSTERDAM # 21	879	957	710895
AMSTERDAM # 22	879	958	710896
AMSTERDAM # 23	879	959	710897
AMSTERDAM # 24	879	960	710898
AMSTERDAM # 25	879	961	710899
AMSTERDAM # 26	879	962	710900
AMSTERDAM # 27	879	963	710901
AMSTERDAM # 28	879	964	710902
AMSTERDAM # 29	879	965	710903
AMSTERDAM # 30	879	966	710904
AMSTERDAM # 31	879	967	710905
AMSTERDAM # 32	879	968	710906
AMSTERDAM # 33	879	969	710907
AMSTERDAM # 34	879	970	710908
AMSTERDAM # 35	879	971	710909
AMSTERDAM # 36	879	972	710910
AMSTERDAM # 37	879	973	710911
AMSTERDAM # 38	879	974	710912
AMSTERDAM # 39	879	975	710913
AMSTERDAM # 40	879	976	710914
AMSTERDAM # 41	879	977	710915
AMSTERDAM # 42	879	978	710916
AMSTERDAM # 43	879	979	710917
AMSTERDAM # 44	879	980	710918
AMSTERDAM # 45	879	981	710919
AMSTERDAM # 46	879	982	710920
AMSTERDAM # 47	879	983	710921
AMSTERDAM # 48	879	984	710922
AMSTERDAM # 49	879	985	710923
AMSTERDAM # 50	879	986	710924
AMSTERDAM # 51	879	987	710925
AMSTERDAM # 52	879	988	710926
AMSTERDAM # 53	879	989	710927
AMSTERDAM # 54	879	990	710928
AMSTERDAM # 55	879	991	710929
AMSTERDAM # 56	879	992	710930

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 57	879	993	710931
AMSTERDAM # 58	879	994	710932
AMSTERDAM # 59	879	995	710933
AMSTERDAM # 60	879	996	710934
AMSTERDAM # 61	880	1	710935
AMSTERDAM # 62	880	2	710936
AMSTERDAM # 63	880	3	710937
AMSTERDAM # 64	880	4	710938
AMSTERDAM # 65	880	5	710939
AMSTERDAM # 66	880	6	710940
AMSTERDAM # 67	880	7	710941
AMSTERDAM # 68	880	8	710942
AMSTERDAM # 69	880	9	710943
AMSTERDAM # 70	880	10	710944
AMSTERDAM # 71	880	11	710945
AMSTERDAM # 72	880	12	710946
AMSTERDAM # 73	880	13	710947
AMSTERDAM # 74	880	14	710948
AMSTERDAM # 75	880	15	710949
AMSTERDAM # 76	880	16	710950
AMSTERDAM # 77	880	17	710951
AMSTERDAM # 78	880	18	710952
AMSTERDAM # 79	880	19	710953
AMSTERDAM # 80	880	20	710954
AMSTERDAM # 81	880	21	710955
AMSTERDAM # 82	880	22	710956
AMSTERDAM # 83	880	23	710957
AMSTERDAM # 84	880	24	710958
AMSTERDAM # 85	880	25	710959
AMSTERDAM # 86	880	26	710960
AMSTERDAM # 87	880	27	710961
AMSTERDAM # 88	880	28	710962
AMSTERDAM # 89	880	29	710963
AMSTERDAM # 90	880	30	710964
AMSTERDAM # 91	880	31	710965
AMSTERDAM # 92	880	32	710966
AMSTERDAM # 93	880	33	710967
AMSTERDAM # 94	880	34	710968
AMSTERDAM # 95	880	35	710969
AMSTERDAM # 96	880	36	710970
MIDAS # 181	881	86	712502

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 182	881	87	712503
MIDAS # 183	881	88	712504
MIDAS # 184	881	89	712505
MIDAS # 185	881	90	712506
MIDAS # 186	881	91	712507
MIDAS # 187	881	92	712508
MIDAS # 188	881	93	712509
MIDAS # 191	881	96	712512
MIDAS # 192	881	97	712513
MIDAS # 193	881	98	712514
MIDAS # 194	881	99	712515
MIDAS # 195	881	100	712516
MIDAS # 196	881	101	712517
MIDAS # 197	881	102	712518
MIDAS # 198	881	103	712519
MIDAS # 199	881	104	712520
MIDAS # 200	881	105	712521
MIDAS # 201	881	106	712522
MIDAS # 202	881	107	712523
MIDAS # 203	881	108	712524
MIDAS # 204	881	109	712525
MIDAS # 205	881	110	712526
MIDAS # 206	881	111	712527
MIDAS # 207	881	112	712528
MIDAS # 208	881	113	712529
MIDAS # 209	881	114	712530
MIDAS # 210	881	115	712531
MIDAS # 211	881	116	712532
MIDAS # 212	881	117	712533
MIDAS # 213	881	118	712534
MIDAS # 214	881	119	712535
MIDAS # 215	881	120	712536
MIDAS # 216	881	121	712537
MIDAS # 217	881	122	712538
MIDAS # 218	881	123	712539
MIDAS # 219	881	124	712540
MIDAS # 220	881	125	712541
MIDAS # 221	881	126	712542
MIDAS # 222	881	127	712543
MIDAS # 269	881	128	712544
MIDAS # 270	881	129	712545

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 271	881	130	712546
MIDAS # 272	881	131	712547
MIDAS # 273	881	132	712548
MIDAS # 274	881	133	712549
MIDAS # 275	881	134	712550
MIDAS # 276	881	135	712551
MIDAS # 277	881	136	712552
MIDAS # 278	881	137	712553
MIDAS # 280	881	139	712555
MIDAS # 282	881	141	712557
MIDAS # 284	881	143	712559
MIDAS # 285	881	144	712560
MIDAS # 287	881	146	712562
MIDAS 243	882	82	712882
MIDAS 244	882	83	712883
MIDAS # 245	882	84	712884
MIDAS #246	882	85	712885
MIDAS 247	882	86	712886
MIDAS 248	882	87	712887
MIDAS 249	882	88	712888
MIDAS 250	882	89	712889
MIDAS 251	882	90	712890
MIDAS 252	882	91	712891
MIDAS 253	882	92	712892
MIDAS 254	882	93	712893
MIDAS 255	882	94	712894
MIDAS 256	882	95	712895
MIDAS 288	882	96	712896
MIDAS 289	882	97	712897
MIDAS 290	882	98	712898
AMSTERDAM FRACTION #1	883	541	713546
AMSTERDAM FRACTION #2	883	542	713547
MIDAS 257	883	553	713554
MIDAS 258	883	554	713555
MIDAS 259	883	555	713556
MIDAS 260	883	556	713557
MIDAS 261	883	557	713558
MIDAS #262	883	558	713559
MIDAS 263	883	559	713560
MIDAS 264	883	560	713561
MIDAS 325	883	564	713569

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 326	883	565	713570
MIDAS NO. 223	885	190	714056
MIDAS NO. 224	885	191	714057
MIDAS NO. 225	885	192	714058
MIDAS NO. 226	885	193	714059
MIDAS NO. 227	885	194	714060
MIDAS 228	885	195	714061
MIDAS 229	885	196	714062
MIDAS 230	885	197	714063
AMSTERDAM # 99	897	643	717737
AMSTERDAM # 100	897	644	717738
AMSTERDAM # 101	897	645	717739
AMSTERDAM # 102	897	646	717740
AMSTERDAM # 103	897	647	717741
AMSTERDAM # 104	897	648	717742
AMSTERDAM # 105	897	649	717743
AMSTERDAM # 106	897	650	717744
AMSTERDAM # 107	897	651	717745
AMSTERDAM # 108	897	652	717746
AMSTERDAM # 112	897	656	717750
AMSTERDAM # 113	897	657	717751
AMSTERDAM # 114	897	658	717752
AMSTERDAM # 115	897	659	717753
AMSTERDAM # 117	897	661	717755
AMSTERDAM # 119	897	663	717757
AMSTERDAM # 123	897	667	717761
AMSTERDAM # 124	897	668	717762
AMSTERDAM # 125	897	669	717763
AMSTERDAM # 126	897	670	717764
AMSTERDAM # 127	897	671	717765
AMSTERDAM 128	897	672	717766
AMSTERDAM # 129	897	673	717767
AMSTERDAM # 130	897	674	717768
AMSTERDAM # 131	897	675	717769
AMSTERDAM # 132	897	676	717770
AMSTERDAM # 133	897	677	717771
AMSTERDAM # 134	897	678	717772
AMSTERDAM # 135	897	679	717773
AMSTERDAM # 136	897	680	717774
AMSTERDAM # 139	897	683	717777
AMSTERDAM # 140	897	684	717778

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 141	897	685	717779
AMSTERDAM # 142	897	686	717780
AMSTERDAM # 143	897	687	717781
AMSTERDAM # 144	897	688	717782
AMSTERDAM # 146	897	690	717784
AMSTERDAM # 147	897	691	717785
AMSTERDAM # 148	897	692	717786
AMSTERDAM # 149	897	693	717787
AMSTERDAM # 150	897	694	717788
AMSTERDAM # 151	897	695	717789
AMSTERDAM # 152	897	696	717790
AMSTERDAM # 153	897	697	717791
AMSTERDAM # 154	897	698	717792
AMSTERDAM # 155	897	699	717793
AMSTERDAM # 156	897	700	717794
AMSTERDAM # 157	897	701	717795
AMSTERDAM # 158	897	702	717796
AMSTERDAM # 159	897	703	717797
AMSTERDAM # 160	897	704	717798
AMSTERDAM # 161	897	705	717799
AMSTERDAM # 162	897	706	717800
AMSTERDAM # 163	897	707	717801
AMSTERDAM # 164	897	708	717802
AMSTERDAM # 165	897	709	717803
AMSTERDAM # 168	897	712	717806
AMSTERDAM # 169	897	713	717807
AMSTERDAM # 170	897	714	717808
AMSTERDAM # 171	897	715	717809
AMSTERDAM # 172	897	716	717810
AMSTERDAM # 176	902	267	718844
AMSTERDAM # 177	902	268	718845
AMSTERDAM # 178	902	269	718846
AMSTERDAM # 179	902	270	718847
AMSTERDAM # 180	902	271	718848
AMSTERDAM # 181	902	272	718849
AMSTERDAM # 182	902	273	718850
AMSTERDAM # 183	902	274	718851
AMSTERDAM # 184	902	275	718852
AMSTERDAM # 185	902	276	718853
MIDAS #231	902	253	718854
MIDAS #232	902	254	718855

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS #233	902	255	718856
MIDAS #234	902	256	718857
MIDAS #235	902	257	718858
MIDAS #236	902	258	718859
MIDAS #237	902	259	718860
MIDAS #238	902	260	718861
MIDAS #239	902	261	718862
MIDAS #240	902	262	718863
MIDAS #241	902	263	718864
MIDAS #242	902	264	718865
MIDAS #349	902	265	718866
MIDAS #350	902	266	718867
AMSTERDAM # 188	909	855	721420
AMSTERDAM # 189	909	856	721421
AMSTERDAM # 190	909	857	721422
AMSTERDAM # 191	909	858	721423
AMSTERDAM # 192	909	859	721424
AMSTERDAM # 193	909	860	721425
AMSTERDAM # 194	909	861	721426
AMSTERDAM 195	909	862	721427
AMSTERDAM # 197	909	864	721429
AMSTERDAM # 198	909	865	721430
AMSTERDAM # 199	909	866	721431
AMSTERDAM # 200	909	867	721432
AMSTERDAM # 201	909	868	721433
AMSTERDAM # 202	909	869	721434
AMSTERDAM # 203	909	870	721435
AMSTERDAM # 204	909	871	721436
AMSTERDAM # 205	909	872	721437
AMSTERDAM # 206	909	873	721438
AMSTERDAM # 207	909	874	721439
AMSTERDAM # 208	909	875	721440
AMSTERDAM # 209	909	876	721441
AMSTERDAM # 210	909	877	721442
AMSTERDAM # 211	909	878	721443
AMSTERDAM # 212	909	879	721444
AMSTERDAM # 213	909	880	721445
AMSTERDAM # 214	909	881	721446
AMSTERDAM # 215	909	882	721447
AMSTERDAM # 216	909	883	721448
AMSTERDAM # 217	909	884	721449

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 218	909	885	721450
AMSTERDAM # 219	909	886	721451
AMSTERDAM # 220	909	887	721452
AMSTERDAM # 221	909	888	721453
AMSTERDAM # 222	909	889	721454
AMSTERDAM # 223	909	890	721455
AMSTERDAM # 224	909	891	721456
AMSTERDAM # 225	909	892	721457
AMSTERDAM # 226	909	893	721458
AMSTERDAM # 227	909	894	721459
AMSTERDAM # 228	909	895	721460
AMSTERDAM # 229	909	896	721461
AMSTERDAM # 230	909	897	721462
AMSTERDAM # 231	909	898	721463
AMSTERDAM # 232	909	899	721464
AMSTERDAM # 233	909	900	721465
AMSTERDAM # 234	909	901	721466
AMSTERDAM # 235	909	902	721467
AMSTERDAM # 236	909	903	721468
AMSTERDAM # 237	909	904	721469
AMSTERDAM # 238	909	905	721470
AMSTERDAM # 239	909	906	721471
AMSTERDAM # 240	909	907	721472
AMSTERDAM # 241	909	908	721473
AMSTERDAM # 242	909	909	721474
AMSTERDAM # 243	909	910	721475
AMSTERDAM # 244	909	911	721476
AMSTERDAM # 245	909	912	721477
AMSTERDAM # 246	909	913	721478
AMSTERDAM # 247	909	914	721479
AMSTERDAM # 248	909	915	721480
AMSTERDAM # 249	909	916	721481
AMSTERDAM # 250	909	917	721482
AMSTERDAM # 251	909	918	721483
AMSTERDAM # 252	909	919	721484
AMSTERDAM # 253	909	920	721485
AMSTERDAM # 254	909	921	721486
AMSTERDAM # 255	909	922	721487
AMSTERDAM # 256	909	923	721488
AMSTERDAM # 257	909	924	721489
AMSTERDAM # 258	909	925	721490

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 259	909	926	721491
AMSTERDAM # 260	909	927	721492
AMSTERDAM # 261	909	928	721493
AMSTERDAM # 262	909	929	721494
AMSTERDAM # 263	909	930	721495
AMSTERDAM # 264	909	931	721496
AMSTERDAM # 265	909	932	721497
AMSTERDAM # 266	909	933	721498
AMSTERDAM # 267	909	934	721499
AMSTERDAM # 268	909	935	721500
AMSTERDAM # 269	909	936	721501
AMSTERDAM # 270	909	937	721502
AMSTERDAM # 271	909	938	721503
AMSTERDAM # 272	909	939	721504
AMSTERDAM # 273	909	940	721505
AMSTERDAM # 274	909	941	721506
AMSTERDAM # 275	909	942	721507
AMSTERDAM # 276	909	943	721508
AMSTERDAM # 277	909	944	721509
AMSTERDAM # 278	909	945	721510
AMSTERDAM # 279	909	946	721511
AMSTERDAM # 280	909	947	721512
AMSTERDAM # 281	909	948	721513
AMSTERDAM # 282	909	949	721514
AMSTERDAM # 283	909	950	721515
AMSTERDAM # 284	910	1	721516
AMSTERDAM # 285	910	2	721517
AMSTERDAM # 286	910	3	721518
AMSTERDAM # 287	910	4	721519
AMSTERDAM # 288	910	5	721520
AMSTERDAM # 289	910	6	721521
AMSTERDAM # 290	910	7	721522
AMSTERDAM # 291	910	8	721523
AMSTERDAM # 292	910	9	721524
AMSTERDAM # 293	910	10	721525
AMSTERDAM # 294	910	11	721526
AMSTERDAM # 295	910	12	721527
AMSTERDAM # 296	910	13	721528
AMSTERDAM # 297	910	14	721529
AMSTERDAM # 298	910	15	721530
AMSTERDAM # 299	910	16	721531

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 300	910	17	721532
AMSTERDAM # 303	910	20	721535
AMSTERDAM # 304	910	21	721536
AMSTERDAM # 305	910	22	721537
AMSTERDAM # 306	910	23	721538
AMSTERDAM # 307	910	24	721539
AMSTERDAM # 308	910	25	721540
AMSTERDAM # 309	910	26	721541
AMSTERDAM # 310	910	27	721542
AMSTERDAM # 311	910	28	721543
AMSTERDAM # 312	910	29	721544
AMSTERDAM # 313	910	30	721545
AMSTERDAM # 314	910	31	721546
AMSTERDAM # 315	910	32	721547
AMSTERDAM # 316	910	33	721548
AMSTERDAM # 317	910	34	721549
AMSTERDAM # 318	910	35	721550
AMSTERDAM # 319	910	36	721551
AMSTERDAM # 320	910	37	721552
AMSTERDAM # 321	910	38	721553
AMSTERDAM # 322	910	39	721554
AMSTERDAM # 323	910	40	721555
AMSTERDAM # 324	910	41	721556
AMSTERDAM # 325	910	42	721557
AMSTERDAM # 326	910	43	721558
AMSTERDAM # 327	910	44	721559
AMSTERDAM # 328	910	45	721560
AMSTERDAM # 329	910	46	721561
AMSTERDAM # 330	910	47	721562
AMSTERDAM # 331	910	48	721563
AMSTERDAM # 332	910	49	721564
AMSTERDAM # 333	910	50	721565
AMSTERDAM # 334	910	51	721566
AMSTERDAM # 335	910	52	721567
AMSTERDAM # 336	910	53	721568
AMSTERDAM # 337	910	54	721569
AMSTERDAM # 338	910	55	721570
AMSTERDAM # 339	910	56	721571
AMSTERDAM # 340	910	57	721572
AMSTERDAM # 341	910	58	721573
AMSTERDAM # 342	910	59	721574

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 343	910	60	721575
AMSTERDAM # 344	910	61	721576
AMSTERDAM # 345	910	62	721577
AMSTERDAM # 346	910	63	721578
AMSTERDAM # 347	910	64	721579
AMSTERDAM # 348	910	65	721580
AMSTERDAM # 349	910	66	721581
AMSTERDAM # 350	910	67	721582
AMSTERDAM # 351	910	68	721583
AMSTERDAM # 352	910	69	721584
AMSTERDAM # 353	910	70	721585
AMSTERDAM # 354	910	71	721586
AMSTERDAM # 355	910	72	721587
AMSTERDAM # 356	910	73	721588
AMSTERDAM # 357	910	74	721589
AMSTERDAM # 358	910	75	721590
AMSTERDAM # 359	910	76	721591
AMSTERDAM # 360	910	77	721592
AMSTERDAM # 361	910	78	721593
AMSTERDAM # 362	910	79	721594
AMSTERDAM # 363	910	80	721595
AMSTERDAM # 364	910	81	721596
AMSTERDAM # 365	910	82	721597
AMSTERDAM # 366	910	83	721598
AMSTERDAM # 367	910	84	721599
AMSTERDAM # 368	910	85	721600
AMSTERDAM # 369	910	86	721601
AMSTERDAM # 370	910	87	721602
AMSTERDAM # 371	910	88	721603
AMSTERDAM # 372	910	89	721604
AMSTERDAM # 373	910	90	721605
AMSTERDAM # 374	910	91	721606
AMSTERDAM # 375	910	92	721607
AMSTERDAM # 376	910	93	721608
AMSTERDAM # 377	910	94	721609
AMSTERDAM # 378	910	95	721610
AMSTERDAM # 379	910	96	721611
AMSTERDAM # 380	910	97	721612
MIDAS #353	910	101	721616
MIDAS #354	910	102	721617
MIDAS #355	910	103	721618

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS #356	910	104	721619
MIDAS #357	910	105	721620
MIDAS #358	910	106	721621
MIDAS # 359	910	107	721622
MIDAS # 360	910	108	721623
MIDAS # 361	910	109	721624
MIDAS # 362	910	110	721625
MIDAS # 363	910	111	721626
MIDAS # 364	910	112	721627
MIDAS # 365	910	113	721628
MIDAS # 366	910	114	721629
MIDAS # 367	910	115	721630
MIDAS # 368	910	116	721631
MIDAS # 369	910	117	721632
MIDAS # 370	910	118	721633
MIDAS # 371	910	119	721634
MIDAS # 372	910	120	721635
MIDAS # 373	910	121	721636
MIDAS # 374	910	122	721637
MIDAS # 375	910	123	721638
MIDAS # 376	910	124	721639
MIDAS # 377	910	125	721640
MIDAS # 378	910	126	721641
MIDAS # 379	910	127	721642
MIDAS # 380	910	128	721643
MIDAS # 381	910	129	721644
MIDAS # 382	910	130	721645
MIDAS # 383	910	131	721646
MIDAS # 384	910	132	721647
MIDAS # 385	910	133	721648
MIDAS # 386	910	134	721649
MIDAS # 387	910	135	721650
MIDAS # 388	910	136	721651
MIDAS # 389	910	137	721652
MIDAS # 390	910	138	721653
MIDAS # 391	910	139	721654
MIDAS # 392	910	140	721655
MIDAS # 393	910	141	721656
MIDAS # 394	910	142	721657
MIDAS # 395	910	143	721658
MIDAS # 396	910	144	721659

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 397	910	145	721660
MIDAS # 398	910	146	721661
MIDAS # 399	910	147	721662
MIDAS # 400	910	148	721663
MIDAS # 401	910	149	721664
MIDAS # 402	910	150	721665
MIDAS # 403	910	151	721666
MIDAS # 404	910	152	721667
MIDAS # 405	910	153	721668
MIDAS # 406	910	154	721669
MIDAS # 407	910	155	721670
MIDAS # 408	910	156	721671
MIDAS # 409	910	157	721672
MIDAS # 410	910	158	721673
MIDAS # 411	910	159	721674
MIDAS # 412	910	160	721675
MIDAS # 413	910	161	721676
MIDAS # 414	910	162	721677
MIDAS # 415	910	163	721678
MIDAS # 416	910	164	721679
MIDAS # 417	910	165	721680
MIDAS # 418	910	166	721681
MIDAS # 419	910	167	721682
MIDAS # 420	910	168	721683
MIDAS # 423	910	171	721686
MIDAS # 424	910	172	721687
MIDAS # 425	910	173	721688
MIDAS # 426	910	174	721689
MIDAS # 427	910	175	721690
MIDAS # 428	910	176	721691
MIDAS # 429	910	177	721692
MIDAS # 430	910	178	721693
MIDAS # 431	910	179	721694
MIDAS # 432	910	180	721695
MIDAS # 433	910	181	721696
MIDAS # 434	910	182	721697
MIDAS # 435	910	183	721698
MIDAS # 436	910	184	721699
MIDAS # 437	910	185	721700
MIDAS # 438	910	186	721701
MIDAS # 439	910	187	721702

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 440	910	188	721703
MIDAS # 441	910	189	721704
MIDAS # 442	910	190	721705
MIDAS # 443	910	191	721706
MIDAS # 444	910	192	721707
MIDAS # 445	910	193	721708
MIDAS # 446	910	194	721709
MIDAS # 447	910	195	721710
MIDAS # 448	910	196	721711
MIDAS # 449	910	197	721712
MIDAS # 450	910	198	721713
MIDAS # 451	910	199	721714
MIDAS # 452	910	200	721715
MIDAS # 453	910	201	721716
MIDAS # 454	910	202	721717
MIDAS # 455	910	203	721718
MIDAS 456	910	204	721719
MIDAS 457	910	205	721720
MIDAS 458	910	206	721721
MIDAS 459	910	207	721722
MIDAS # 460	910	208	721723
MIDAS # 461	910	209	721724
MIDAS # 462	910	210	721725
MIDAS # 463	910	211	721726
MIDAS # 464	910	212	721727
MIDAS # 465	910	213	721728
MIDAS # 466	910	214	721729
MIDAS 467	910	215	721730
MIDAS # 468	910	216	721731
MIDAS # 469	910	217	721732
MIDAS # 470	910	218	721733
MIDAS # 471	910	219	721734
MIDAS # 472	910	220	721735
MIDAS # 473	910	221	721736
MIDAS # 474	910	222	721737
MIDAS # 475	910	223	721738
MIDAS # 476	910	224	721739
MIDAS # 477	910	225	721740
MIDAS # 478	910	226	721741
MIDAS # 479	910	227	721742
MIDAS # 480	910	228	721743

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 481	910	229	721744
MIDAS # 482	910	230	721745
MIDAS # 483	910	231	721746
MIDAS # 484	910	232	721747
MIDAS # 506	910	254	721769
MIDAS # 507	910	255	721770
MIDAS # 508	910	256	721771
MIDAS # 509	910	257	721772
MIDAS # 543	910	291	721806
MIDAS # 544	910	292	721807
MIDAS # 545	910	293	721808
MIDAS # 546	910	294	721809
MIDAS # 547	910	295	721810
MIDAS # 548	910	296	721811
MIDAS # 549	910	297	721812
MIDAS # 550	910	298	721813
MIDAS # 583	910	331	721846
MIDAS # 584	910	332	721847
MIDAS # 585	910	333	721848
MIDAS # 586	910	334	721849
MIDAS # 588	910	336	721851
MIDAS # 623	910	371	721886
MIDAS # 624	910	372	721887
MIDAS # 625	910	373	721888
MIDAS # 626	910	374	721889
MIDAS # 627	910	375	721890
MIDAS # 628	910	376	721891
MIDAS # 629	910	377	721892
MIDAS # 630	910	378	721893
MIDAS # 631	910	379	721894
MIDAS # 632	910	380	721895
MIDAS # 633	910	381	721896
MIDAS # 634	910	382	721897
MIDAS # 635	910	383	721898
MIDAS # 636	910	384	721899
MIDAS # 637	910	385	721900
MIDAS # 639	910	387	721902
MIDAS # 641	910	389	721904
MIDAS # 643	910	391	721906
MIDAS # 645	910	393	721908
MIDAS # 647	910	395	721910

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 649	910	397	721912
MIDAS # 651	910	399	721914
MIDAS # 661	910	409	721924
MIDAS # 663	910	411	721926
MIDAS # 665	910	413	721928
MIDAS # 667	910	415	721930
MIDAS # 669	910	417	721932
MIDAS # 670	910	418	721933
MIDAS # 671	910	419	721934
MIDAS # 672	910	420	721935
MIDAS # 673	910	421	721936
MIDAS # 674	910	422	721937
MIDAS # 675	910	423	721938
MIDAS # 676	910	424	721939
MIDAS # 677	910	425	721940
MIDAS # 678	910	426	721941
MIDAS # 679	910	427	721942
MIDAS # 680	910	428	721943
MIDAS # 681	910	429	721944
MIDAS # 682	910	430	721945
MIDAS # 683	910	431	721946
MIDAS # 684	910	432	721947
MIDAS # 685	910	433	721948
MIDAS # 686	910	434	721949
MIDAS # 687	910	435	721950
MIDAS # 688	910	436	721951
MIDAS # 689	910	437	721952
MIDAS # 690	910	438	721953
MIDAS # 691	910	439	721954
MIDAS # 692	910	440	721955
MIDAS # 693	910	441	721956
MIDAS # 694	910	442	721957
MIDAS # 695	910	443	721958
MIDAS # 696	910	444	721959
MIDAS # 697	910	445	721960
MIDAS # 698	910	446	721961
MIDAS # 699	910	447	721962
MIDAS # 700	910	448	721963
MIDAS # 701	910	449	721964
MIDAS # 702	910	450	721965
MIDAS # 703	910	451	721966

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 704	910	452	721967
MIDAS # 705	910	453	721968
MIDAS # 706	910	454	721969
MIDAS # 707	910	455	721970
MIDAS # 708	910	456	721971
MIDAS # 709	910	457	721972
MIDAS # 710	910	458	721973
MIDAS # 711	910	459	721974
MIDAS # 712	910	460	721975
MIDAS # 713	910	461	721976
MIDAS # 714	910	462	721977
MIDAS # 715	910	463	721978
MIDAS # 716	910	464	721979
MIDAS # 717	910	465	721980
MIDAS # 718	910	466	721981
MIDAS # 719	910	467	721982
MIDAS # 720	910	468	721983
MIDAS # 721	910	469	721984
MIDAS # 722	910	470	721985
MIDAS # 723	910	471	721986
MIDAS # 724	910	472	721987
MIDAS # 725	910	473	721988
MIDAS # 726	910	474	721989
MIDAS # 727	910	475	721990
MIDAS # 728	910	476	721991
MIDAS # 729	910	477	721992
MIDAS # 730	910	478	721993
MIDAS # 731	910	479	721994
MIDAS # 732	910	480	721995
MIDAS # 733	910	481	721996
MIDAS # 734	910	482	721997
MIDAS # 735	910	483	721998
MIDAS # 736	910	484	721999
MIDAS # 737	910	485	722000
MIDAS # 738	910	486	722001
MIDAS # 739	910	487	722002
MIDAS # 740	910	488	722003
MIDAS # 741	910	489	722004
MIDAS # 742	910	490	722005
MIDAS # 743	910	491	722006
MIDAS # 744	910	492	722007

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 745	910	493	722008
MIDAS # 746	910	494	722009
MIDAS # 747	910	495	722010
MIDAS # 748	910	496	722011
MIDAS # 749	910	497	722012
MIDAS # 750	910	498	722013
MIDAS # 751	910	499	722014
MIDAS # 752	910	500	722015
MIDAS # 753	910	501	722016
MIDAS # 754	910	502	722017
MIDAS # 755	910	503	722018
MIDAS # 756	910	504	722019
MIDAS # 757	910	505	722020
MIDAS # 758	910	506	722021
MIDAS # 759	910	507	722022
MIDAS # 760	910	508	722023
MIDAS # 761	910	509	722024
MIDAS # 762	910	510	722025
MIDAS # 763	910	511	722026
MIDAS # 764	910	512	722027
MIDAS # 765	910	513	722028
MIDAS # 766	910	514	722029
MIDAS # 767	910	515	722030
MIDAS # 768	910	516	722031
MIDAS # 769	910	517	722032
MIDAS # 770	910	518	722033
MIDAS # 771	910	519	722034
MIDAS # 772	910	520	722035
MIDAS # 773	910	521	722036
MIDAS # 774	910	522	722037
MIDAS # 775	910	523	722038
MIDAS # 776	910	524	722039
MIDAS # 777	910	525	722040
MIDAS # 778	910	526	722041
MIDAS # 779	910	527	722042
MIDAS # 780	910	528	722043
MIDAS # 781	910	529	722044
MIDAS # 782	910	530	722045
MIDAS # 783	910	531	722046
MIDAS # 784	910	532	722047
MIDAS # 785	910	533	722048

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 786	910	534	722049
MIDAS # 787	910	535	722050
MIDAS # 788	910	536	722051
MIDAS # 789	910	537	722052
MIDAS # 790	910	538	722053
MIDAS # 791	910	539	722054
MIDAS # 792	910	540	722055
MIDAS # 793	910	541	722056
MIDAS # 794	910	542	722057
MIDAS # 795	910	543	722058
MIDAS # 796	910	544	722059
MIDAS # 798	910	546	722061
MIDAS # 809	910	557	722072
MIDAS # 810	910	558	722073
MIDAS # 811	910	559	722074
MIDAS # 812	910	560	722075
MIDAS # 813	910	561	722076
MIDAS # 814	910	562	722077
MIDAS # 815	910	563	722078
MIDAS # 816	910	564	722079
MIDAS # 817	910	565	722080
MIDAS # 818	910	566	722081
MIDAS # 819	910	567	722082
MIDAS # 820	910	568	722083
MIDAS # 821	910	569	722084
MIDAS # 822	910	570	722085
MIDAS # 823	910	571	722086
MIDAS # 824	910	572	722087
MIDAS # 825	910	573	722088
MIDAS # 826	910	574	722089
MIDAS # 827	910	575	722090
MIDAS # 828	910	576	722091
MIDAS # 829	910	577	722092
MIDAS # 830	910	578	722093
MIDAS # 831	910	579	722094
MIDAS # 832	910	580	722095
MIDAS # 841	910	589	722104
MIDAS # 842	910	590	722105
MIDAS # 843	910	591	722106
MIDAS # 845	910	593	722108
MIDAS # 846	910	594	722109

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 847	910	595	722110
MIDAS # 848	910	596	722111
MIDAS # 849	910	597	722112
MIDAS # 851	910	599	722114
MIDAS # 856	910	604	722119
MIDAS # 857	910	605	722120
MIDAS # 858	910	606	722121
MIDAS # 859	910	607	722122
MIDAS # 860	910	608	722123
MIDAS # 861	910	609	722124
MIDAS # 862	910	610	722125
MIDAS # 863	910	611	722126
MIDAS # 864	910	612	722127
MIDAS # 865	910	613	722128
MIDAS # 866	910	614	722129
MIDAS # 869	910	617	722132
MIDAS 870	915	61	723687
MIDAS 871	915	62	723688
MIDAS 872	915	63	723689
MIDAS # 873	915	64	723690
MIDAS 876	915	67	723693
MIDAS 877	915	68	723694
MIDAS # 882	915	73	723699
MIDAS # 883	915	74	723700
MIDAS # 884	915	75	723701
MIDAS # 885	915	76	723702
MIDAS # 886	915	77	723703
AMSTERDAM # 383	918	355	726451
AMSTERDAM # 384	918	356	726452
AMSTERDAM # 385	918	357	726453
AMSTERDAM # 386	918	358	726454
AMSTERDAM # 387	918	359	726455
AMSTERDAM # 388	918	360	726456
AMSTERDAM # 389	918	361	726457
AMSTERDAM # 390	918	362	726458
AMSTERDAM # 391	918	363	726459
AMSTERDAM # 392	918	364	726460
AMSTERDAM # 393	918	365	726461
AMSTERDAM # 394	918	366	726462
AMSTERDAM # 395	918	367	726463
AMSTERDAM # 396	918	368	726464

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 397	918	369	726465
AMSTERDAM # 398	918	370	726466
AMSTERDAM # 399	918	371	726467
AMSTERDAM # 400	918	372	726468
AMSTERDAM # 401	918	373	726469
AMSTERDAM # 402	918	374	726470
AMSTERDAM # 403	918	375	726471
AMSTERDAM # 404	918	376	726472
AMSTERDAM # 405	918	377	726473
AMSTERDAM # 406	918	378	726474
AMSTERDAM # 407	918	379	726475
AMSTERDAM # 408	918	380	726476
AMSTERDAM # 409	918	381	726477
AMSTERDAM # 410	918	382	726478
AMSTERDAM # 411	918	383	726479
MIDAS 889	944	358	740783
MIDAS 890	944	359	740784
MIDAS 891	944	360	740785
MIDAS 892	944	361	740786
ACME R	944	362	740787
ESMERALDA NO. 1R	944	364	740788
MIDAS 44R	945	568	741243
MIDAS 45R	945	569	741244
MIDAS 46R	945	570	741245
MIDAS 47R	945	571	741246
MIDAS 48R	945	572	741247
MIDAS 49R	945	573	741248
MIDAS 50R	945	574	741249
MIDAS 51R	945	575	741250
MIDAS 52R	945	576	741251
MIDAS 53R	945	577	741252
MIDAS 54R	945	578	741253
MIDAS 55R	945	579	741254
MIDAS 56R	945	580	741255
MIDAS 57R	945	581	741256
MIDAS 58R	945	582	741257
MIDAS 59R	945	583	741258
MIDAS 60R	945	584	741259
MIDAS 61R	945	585	741260
MIDAS 62R	945	586	741261
MIDAS 63R	945	587	741262

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 64R	945	588	741263
MIDAS 65R	945	589	741264
MIDAS 66R	945	590	741265
MIDAS 67R	945	591	741266
MIDAS 68R	945	592	741267
MIDAS 69R	945	593	741268
MIDAS 70R	945	594	741269
MIDAS 71R	945	595	741270
MIDAS 72R	945	596	741271
MIDAS 73R	945	597	741272
MIDAS 74R	945	598	741273
MIDAS 75R	945	599	741274
MIDAS 76R	945	600	741275
MIDAS 77R	945	601	741276
MIDAS 78R	945	602	741277
MIDAS 79R	945	603	741278
MIDAS 80R	945	604	741279
MIDAS 82R	945	605	741280
MIDAS 83R	945	606	741281
MIDAS 84R	945	607	741282
MIDAS 85R	945	608	741283
MIDAS 86R	945	609	741284
MIDAS 87R	945	610	741285
MIDAS 88R	945	611	741286
MIDAS 89R	945	612	741287
MIDAS 90R	945	613	741288
MIDAS 91R	945	614	741289
MIDAS 93R	945	615	741290
MIDAS 97R	945	616	741291
MIDAS 98R	945	617	741292
MIDAS 99R	945	618	741293
MIDAS 100R	945	619	741294
MIDAS 101R	945	620	741295
MIDAS 102R	945	621	741296
MIDAS 103R	945	622	741297
MIDAS 104R	945	623	741298
MIDAS 105R	945	624	741299
MIDAS 106R	945	625	741300
MIDAS 42R	945	566	741302
MIDAS 43R	945	567	741303
NEW GRANT R	946	511	741642

Claim Name	Book & Page or Document No.		BLM Serial No.
RICO R	946	513	741643
GOLD SOVEREIGN R	946	515	741644
LINK R	946	517	741645
MIDAS 92R	960	708	749179
MIDAS 159R	960	705	749180
MIDAS 160R	960	706	749181
MIDAS 873A	960	709	749182
MIDAS 844R	971	656	756605
MIDAS 850R	971	657	756606
MIDAS 894	979	282	765359
MIDAS 895	979	283	765360
MIDAS 896	979	284	765361
MIDAS 897	979	285	765362
MIDAS 898	979	286	765363
MIDAS 899	979	287	765364
MIDAS 900	979	288	765365
MIDAS 901	979	289	765366
MIDAS 902	979	290	765367
MIDAS 903	979	291	765368
MIDAS 904	979	292	765369
MIDAS 905	979	293	765370
MIDAS 906	979	294	765371
MIDAS 907	979	295	765372
MIDAS 908	979	296	765373
MIDAS 909	979	297	765374
MIDAS 910	979	298	765375
MIDAS 911	979	299	765376
MIDAS 912	979	300	765377
MIDAS 913	979	301	765378
MIDAS 914	979	302	765379
MIDAS 915	979	303	765380
MIDAS 916	979	304	765381
MIDAS 917	979	305	765382
MIDAS 918	979	306	765383
MIDAS 919	979	307	765384
MIDAS 920	979	308	765385
MIDAS 921	979	309	765386
MIDAS 922	979	310	765387
MIDAS 923	979	311	765388
MIDAS 924	979	312	765389
MIDAS 925	979	313	765390

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 926	979	314	765391
MIDAS 927	979	315	765392
MIDAS 928	979	316	765393
MIDAS 929	979	317	765394
MIDAS 930	979	318	765395
MIDAS 931	979	319	765396
MIDAS 932	979	320	765397
MIDAS 933	979	321	765398
MIDAS 934	979	322	765399
MIDAS 935	979	323	765400
MIDAS 936	979	324	765401
MIDAS 937	979	325	765402
MIDAS 938	979	326	765403
MIDAS 939	979	327	765404
MIDAS 893	979	281	765405
MIDAS 31R	999	526	774779
AMSTERDAM 413	1003	801	776194
AMSTERDAM 414	1003	802	776195
AMSTERDAM 415	1003	803	776196
AMSTERDAM 416	1003	804	776197
AMSTERDAM 417	1003	805	776198
AMSTERDAM 418	1003	806	776199
AMSTERDAM 420	1003	808	776201
AMSTERDAM 421	1003	809	776202
AMSTERDAM 422	1003	810	776203
AMSTERDAM 423	1003	811	776204
AMSTERDAM 425	1003	813	776206
AMSTERDAM 426	1003	814	776207
AMSTERDAM 427	1003	815	776208
AMSTERDAM 428	1003	816	776209
AMSTERDAM 433	1003	821	776214
AMSTERDAM 438	1003	826	776219
AMSTERDAM 439	1003	827	776220
AMSTERDAM 442	1003	830	776223
AMSTERDAM 443	1003	831	776224
AMSTERDAM 444	1003	832	776225
AMSTERDAM 445	1003	833	776226
AMSTERDAM 446	1003	834	776227
AMSTERDAM 447	1003	835	776228
AMSTERDAM 448	1003	836	776229
AMSTERDAM 449	1003	837	776230

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM 450	1003	838	776231
MIDAS 943	1003	840	776233
MIDAS 944	1003	841	776234
MIDAS 941	1022	202	783117
MIDAS 266R	1022	881	783443
MIDAS 267R	1022	882	783444
MIDAS 268R	1022	883	783445
MIDAS 189R	1023	661	784239
MIDAS 190R	1023	662	784240
MIDAS 279R	1023	663	784241
MIDAS 281R	1023	664	784242
MIDAS 283R	1023	665	784243
MIDAS 286R	1023	666	784244
MIDAS 940	1023	667	784245
MIDAS 945	1023	668	784246
MIDAS 946	1023	669	784247
AMSTERDAM 109R	1023	670	784248
AMSTERDAM 110R	1023	671	784249
AMSTERDAM 111R	1023	672	784250
AMSTERDAM 116R	1023	673	784251
AMSTERDAM 118R	1023	674	784252
AMSTERDAM 120R	1023	675	784253
AMSTERDAM 121R	1023	676	784254
AMSTERDAM 122R	1023	677	784255
AMSTERDAM 137R	1023	678	784256
AMSTERDAM 138R	1023	679	784257
AMSTERDAM 166R	1023	680	784258
AMSTERDAM 167R	1023	681	784259
AMSTERDAM 173R	1023	682	784260
AMSTERDAM 175R	1023	683	784261
AMSTERDAM 381R	1023	684	784262
AMSTERDAM 382R	1023	685	784263
AMSTERDAM 412R	1023	686	784264
AMSTERDAM 424R	1023	687	784265
AMSTERDAM 440R	1023	688	784266
AMSTERDAM 452	1023	689	784267
AMSTERDAM 453	1023	690	784268
AMSTERDAM 454	1023	691	784269
MIDAS 510R	1024	821	785013
MIDAS 511R	1024	822	785014
MIDAS 512R	1024	823	785015

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 513R	1024	824	785016
MIDAS 514R	1024	825	785017
AMSTERDAM 301R	1027	209	785710
AMSTERDAM 302R	1027	210	785711
MIDAS 942	1027	211	785712
MIDAS 947	1028	415	785921
MIDAS 954	1028	422	785928
MIDAS 955	1028	423	785929
MIDAS 956	1028	424	785930
MIDAS 957	1028	425	785931
MIDAS 958	1028	426	785932
MIDAS 959	1028	427	785933
AMSTERDAM 455	1028	428	785934
MIDAS 966	1053	44	790924
MIDAS 867R	1053	479	790929
MIDAS 868R	1053	480	790930
MIDAS 962	1053	481	790931
MIDAS 963	1053	482	790932
MIDAS 967	1053	486	790933
MIDAS 968	1053	487	790934
MIDAS 969	1053	488	790935
MARTY 2R	1065	325	792518
MARTY 3R	1065	326	792519
MARTY 4R	1065	327	792520
MARTY 5R	1065	328	792521
MARTY 6R	1065	329	792522
MIDAS 95R	1065	330	792523
MIDAS 971	1067	797	793064
MIDAS 972	1067	798	793065
MIDAS 960	1072	25	793495
MIDAS 961	1072	26	793496
AMSTERDAM 456	1072	27	793497
AMSTERDAM 457	1072	28	793498
AMSTERDAM 458	1072	29	793499
MIDAS 970	1072	30	793500
MIDAS 973	1072	31	793501
AMSTERDAM 459	1086	303	800377
MIDAS 421R	1086	301	800378
MIDAS 422R	1086	302	800379
ESPERENZA RR	1101	35	804479
MIDAS 26RR	1101	36	804480

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 32R	1101	37	804481
MIDAS 120RR	1101	39	804483
MIDAS 175R	1101	40	804484
MIDAS 176R	1101	41	804485
MIDAS 177R	1101	42	804486
MIDAS 178R	1101	43	804487
MIDAS 179R	1101	44	804488
MIDAS 180R	1101	45	804489
MIDAS 299R	1101	54	804498
MIDAS 300R	1101	55	804499
MIDAS 301R	1101	56	804500
MIDAS 302R	1101	57	804501
MIDAS 303R	1101	58	804502
MIDAS 304R	1101	59	804503
MIDAS 305R	1101	60	804504
MIDAS 306R	1101	61	804505
MIDAS 307R	1101	62	804506
MIDAS 308R	1101	63	804507
MIDAS 309R	1101	64	804508
MIDAS 310R	1101	65	804509
MIDAS 311R	1101	66	804510
MIDAS 312R	1101	67	804511
MIDAS 313R	1101	68	804512
MIDAS 314R	1101	69	804513
MIDAS 315R	1101	70	804514
MIDAS 316R	1101	71	804515
MIDAS 317R	1101	72	804516
MIDAS 318R	1101	73	804517
MIDAS 319R	1101	74	804518
MIDAS 320R	1101	75	804519
MIDAS 321R	1101	76	804520
MIDAS 322R	1101	77	804521
MIDAS 323R	1101	78	804522
MIDAS 324R	1101	79	804523
MIDAS 335R	1101	88	804532
MIDAS 336R	1101	89	804533
MIDAS 337R	1101	90	804534
MIDAS 338R	1101	91	804535
MIDAS 339R	1101	92	804536
MIDAS 340R	1101	93	804537
MIDAS 341R	1101	94	804538

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 342R	1101	95	804539
MIDAS 351R	1101	102	804546
MIDAS 352R	1101	103	804547
MIDAS 874R	1101	108	804552
MIDAS 875R	1101	109	804553
MIDAS 878R	1101	110	804554
MIDAS 879R	1101	111	804555
MIDAS 880R	1101	112	804556
MIDAS 881R	1101	113	804557
MIDAS 888R	1101	115	804559
MIDAS 964	1101	116	804560
MIDAS 965	1101	117	804561
AMSTERDAM 97R	1101	118	804562
AMSTERDAM 98R	1101	119	804563
AMSTERDAM 145R	1101	120	804564
AMSTERDAM 174R	1101	121	804565
AMSTERDAM 186R	1101	122	804566
MIDAS 327RR	1	14939	823693
MIDAS 328RR	1	14940	823694
MIDAS 330RR	1	14941	823695
MIDAS 332RR	1	14942	823696
MIDAS 343RR	1	14943	823697
MIDAS 344RR	1	14944	823698
MIDAS 345RR	1	14945	823699
MIDAS 346RR	1	14946	823700
MIDAS 347RR	1	14947	823701
MIDAS 852RR	1	14948	823702
MIDAS 854RR	1	14949	823703
MIDAS 855RR	1	14950	823704
AMSTERDAM 187RR	1	14951	823705
MIDAS 1000	1	30521	825287
MIDAS 1001	1	30522	825288
MIDAS 1002	1	30523	825289
MIDAS 1003	1	30524	825290
MIDAS 1004	1	30525	825291
MIDAS 1005	1	30526	825292
MIDAS 1006	1	30527	825293
MIDAS 1007	1	30528	825294
MIDAS 1008	1	30529	825295
MIDAS 1009	1	30530	825296
MIDAS 1010	1	30531	825297

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 1011	1	30532	825298
MIDAS 1012	1	30533	825299
MIDAS 1013	1	30534	825300
MIDAS 1014	1	30535	825301
MIDAS 1015	1	30536	825302
MIDAS 1016	1	30537	825303
MIDAS 1017	1	30538	825304
MIDAS 1018	1	30539	825305
MIDAS 1019	1	30540	825306
MIDAS 1020	1	30541	825307
MIDAS 1021	1	30542	825308
MIDAS 1022	1	30543	825309
MIDAS 1023	1	30544	825310
MIDAS 1024	1	30546	825311
MIDAS 1025	1	30547	825312
MIDAS 1026	1	30548	825313
MIDAS 1027	1	30549	825314
MIDAS 1028	1	30550	825315
MIDAS 1029	1	30551	825316
MIDAS 1030	1	30552	825317
MIDAS 1031	1	30553	825318
MIDAS 1032	1	30554	825319
MIDAS 1033	1	30555	825320
MIDAS 1034	1	30556	825321
MIDAS 1035	1	30557	825322
MIDAS 1036	1	30558	825323
MIDAS 1037	1	30559	825324
MIDAS 1038	1	30560	825325
MIDAS 1039	1	30561	825326
MIDAS 1040	1	30562	825327
MIDAS 1041	1	30563	825328
MIDAS 1042	1	30564	825329
MIDAS 1043	1	30565	825330
MIDAS 1044	1	30566	825331
MIDAS 1045	1	30567	825332
MIDAS 1046	1	30568	825333
MIDAS 1047	1	30569	825334
MIDAS 1048	1	30570	825335
MIDAS 1049	1	30571	825336
MIDAS 1050	1	30572	825337
MIDAS 1051	1	30573	825338

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 1052	1	30574	825339
MIDAS 1053	1	30575	825340
MIDAS 1054	1	30576	825341
MIDAS 1055	1	30577	825342
MIDAS 1056	1	30578	825343
MIDAS 1057	1	30579	825344
MIDAS 1058	1	30580	825345
MIDAS 1059	1	30581	825346
MIDAS 1060	1	30582	825347
MIDAS 1061	1	30583	825348
MIDAS 1062	1	30584	825349
MIDAS 1063	1	30586	825350
MIDAS 1064	1	30587	825351
MIDAS 1065	1	30588	825352
MIDAS 1066	1	30589	825353
MIDAS 1067	1	30590	825354
MIDAS 1068	1	30591	825355
MIDAS 1069	1	30592	825356
MIDAS 1070	1	30593	825357
MIDAS 1071	1	30594	825358
MIDAS 1072	1	30595	825359
MIDAS 1073	1	30596	825360
MIDAS 1074	1	30597	825361
MIDAS 1075	1	30598	825362
MIDAS 1076	1	30599	825363
MIDAS 1077	1	30600	825364
MIDAS 1078	1	30601	825365
MIDAS 1079	1	30602	825366
MIDAS 1080	1	30603	825367
MIDAS 1081	1	30604	825368
MIDAS 1082	1	30605	825369
MIDAS 1083	1	36620	827051
MIDAS 1084	1	36621	827052
MIDAS 1085	1	36622	827053
MIDAS 1086	1	36623	827054
MIDAS 1087	1	36624	827055
MIDAS 1088	1	36625	827056
MIDAS 1089	1	36626	827057
MIDAS 1090	1	36627	827058
MDS 1		537844	905317
MDS 2		537845	905318

Claim Name	Book & Page or Document No.	BLM Serial No.
MDS 3	537846	905319
MDS 4	537847	905320
MDS 5	537848	905321
MDS 6	537849	905322
MDS 7	537850	905323
MDS 8	537851	905324
MDS 9	537852	905325
MDS 10	537853	905326
MDS 11	537854	905327
MDS 12	537855	905328
MDS 13	537856	905329
MDS 14	537857	905330
MDS 15	537858	905331
MDS 16	537859	905332
MDS 17	537860	905333
MDS 18	537861	905334
MDS 19	537862	905335
MDS 20	537863	905336
MDS 21	537864	905337
MDS 22	537865	905338
MDS 23	537866	905339
MDS 24	537867	905340
MDS 25	537868	905341
MDS 26	537869	905342
MDS 27	537870	905343
MDS 28	537871	905344
MDS 29	537872	905345
MDS 30	537873	905346
MDS 31	537874	905347
MDS 32	537875	905348
MDS 33	537876	905349
MDS 34	537877	905350
MDS 35	537878	905351
MDS 36	537879	905352
MDS 37	537880	905353
MDS 38	537881	905354
MDS 39	537882	905355
MDS 40	537883	905356
MDS 41	537884	905357
MDS 42	537885	905358
MDS 43	537886	905359

Claim Name	Book & Page or Document No.	BLM Serial No.
MDS 44	537887	905360
MDS 45	537888	905361
MDS 46	537889	905362
MDS 47	537890	905363
MDS 48	537891	905364
MDS 49	537892	905365
CAT 1	559184	933598
CAT 2	559185	933599
CAT 3	559186	933600
CAT 4	559187	933601
CAT 5	559188	933602
CAT 6	559189	933603
CAT 7	559190	933604
CAT 8	559191	933605
CAT 9	559192	933606
CAT 10	559193	933607
CAT 11	559194	933608
CAT 12	559195	933609
CAT 13	559196	933610
CAT 14	559197	933611
CAT 15	559198	933612
CAT 16	559199	933613
CAT 17	559200	933614
CAT 18	559201	933615
CAT 19	559202	933616
CAT 20	559203	933617
CAT 21	559204	933618
CAT 22	559205	933619
CAT 23	559206	933620
CAT 24	559207	933621
CAT 25	559208	933622
CAT 26	559209	933623
CAT 27	559210	933624
CAT 28	559211	933625
CAT 29	559212	933626
CAT 30	559213	933627
CAT 31	559214	933628
CAT 32	559215	933629
CAT 33	559216	933630
CAT 34	559217	933631
CAT 35	559218	933632

Claim Name	Book & Page or Document No.	BLM Serial No.
CAT 36	559219	933633
CAT 37	559220	933634
CAT 38	559221	933635
CAT 39	559222	933636
CAT 40	559223	933637
CAT 41	559224	933638
CAT 42	559225	933639
CAT 43	559226	933640
CAT 44	559227	933641
CAT 45	559228	933642
CAT 46	559229	933643
CAT 47	559230	933644
CAT 48	559231	933645
CAT 49	559232	933646
CAT 50	559233	933647
CAT 51	559234	933648
CAT 52	559235	933649
CAT 53	559236	933650
CAT 54	559237	933651
CAT 55	559238	933652
CAT 56	559239	933653
CAT 57	559240	933654
CAT 58	559241	933655

(iii)	Leasehold Interests – Fee Property

BARRICK GOLD EXPLORATION INC. – Mining Sublease and Option dated April 2, 2007, by and between Barrick Gold Exploration Inc. and Newmont USA Limited, recorded as a memorandum as Document No. 571656 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on April 20, 2007, covering 50% mineral interest in 1,984.5 acres in portions of Sections 3, 9-12, 15-16, 20-21, 29, T39N-R46E; Sections 6, 7, 18, T39N-R47E; Sections 35-36, T40N-R46E, Elko County, Nevada and 100% mineral interest in 1,169.7 acres in portions of Sections 13, 23-26, 28, 29, 33, T39N-R46E; Sections 7, 18, T39N, R47E, Elko County, Nevada.

OXY USA INC. - Mining Lease and Agreement dated April 18, 2005, by and between Transamerica Minerals Company, a California corporation, as Owner (predecessor-in-interest to Oxy USA Inc.), and Newmont USA Limited, a Delaware corporation, recorded as a memorandum as Document No. 534181 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, and amended on December 21, 2006, covering 50% mineral interest in 3,560 acres in Sections 2, 9-12, 15-16, 20-21, 29, T39N, R46E; Sections 7, 18, T39N, R47E; Sections 17, 19, 21-22, 26-29, 33-36, T40N, R46E, Elko County, Nevada.

FRAZIER CREEK EXPLORATION CO. INC. - Lease of Estar, Redar and Laura Unpatented Lode Mining Claims and Sublease of Domenichelli Lease, dated July 1, 2000, by and between Frazer Creek Exploration Company, Inc., a Nevada corporation, and Franco-Nevada Mining Corporation, Inc., a Nevada corporation (predecessor-in-interest to Newmont Midas Operations Inc.), recorded as a memorandum as Document No. 467521 in Book 1, Pages 5290-5317 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on February 28, 2001. The Lease affects unpatented lode mining claims and agreements pertaining to lands situated in Sections 12 and 13, Township 39 North, Range 46 East, and in Sections 7, 18 and 19, Township 39 North, Range 47 East, MDM, Elko County, Nevada, covering 28 acres of fee land in Sections 12, 13, T39N, R46E, and Secs. 7, 18, 19, T39N, R47E, MDM, Elko County, Nevada.

DOMENICHELLI, RAMERIZ, WILLIAMS and FRAZER CREEK EXPLORATION CO. -Mining Lease dated August 1, 1990, by and between William and Rose Domenichelli, John Kenneth Domenichelli, William Melvin Domenichelli, Barbara Jean Rameriz and Ruth Ann Williams, as lessors, and Frazer Creek Exploration Company, Inc. a Nevada corporation, as lessee, recorded in short form version as Document No. 297863 in Book 735 at Pages 508-514 of the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, covering 28 acres of fee land in the E/2 NE/4 of Section 13, T39N, R46E, MDM, Elko County, Nevada.

Leasehold Interests – Unpatented mining claims

1.      Mining Lease by and between Clark Powell and his Associates and Romarco Nevada Inc., a Nevada corporation (predecessor-in-interest to Newmont Midas Operations Inc.), dated October 30, 1995. The Mining Lease affects the following unpatented lode mining claims situated in Sections 21 and 28, Township 39 North, Range 46 East, MDM, Elko County, Nevada:

	Recording Information
Claim Name	Book	Page	BLM Serial Number
King Midas	1095	890	105502
King Midas No. 2	1095	891	105503
Dixie	1095	892	105504
Dixie No. 1	1095	893	105505
Dixie No. 2	1095	894	105506
Dixie No. 3	1095	895	105507
H-2	1095	896	105509

2.       Lease of Estar, Redar and Laura Unpatented Lode Mining Claims and Sublease of Domenichelli Lease, dated July 1, 2000, by and between Frazer Creek Exploration Company, Inc., a Nevada corporation, and Franco-Nevada Mining Corporation, Inc., a Nevada corporation (predecessor-in-interest to Newmont Midas Operations Inc.), recorded as a memorandum as Document No. 467521 in Book 1, Pages 5290-5317 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on February 28, 2001. The Lease affects unpatented lode mining claims and agreements pertaining to lands situated in Sections 12 and 13, Township 39 North, Range 46 East, and in Sections 7, 18 and 19, Township 39 North, Range 47 East, MDM, Elko County, Nevada, covering the following unpatented lode mining claims and agreements pertaining to lands situated in Sections 12 and 13, Township 39 North, Range 46 East, and in Sections 7, 18 and 19, Township 39 North, Range 47 East, MDM, Elko County, Nevada:

	Recording Information
Claim Name	Book	Page	BLM Serial Number
Laura 6	510	423	354642
Laura 20	510	435	354655
REDAR 1	875	938	708819
REDAR 2	875	939	708820
REDAR 3	875	940	708821
REDAR 4	875	941	708822
REDAR 5	875	942	708823
ESTAR 1	875	943	708824
ESTAR 2	875	944	708825
ESTAR 3	875	945	708826
ESTAR 4	875	946	708827
ESTAR 5	875	947	708828
ESTAR 6	875	948	708829
ESTAR 7	912	400	722747
ESTAR 8	912	401	722748
ESTAR 9	912	402	722749
ESTAR 10	912	403	722750
ESTAR 11	912	404	722751
ESTAR 12	912	405	722752
ESTAR 13	912	406	722753
ESTAR 14	912	407	722754
ESTAR 15	912	408	722755
ESTAR 16	912	409	722756
ESTAR 17	912	410	722757
ESTAR 18	912	411	722758
ESTAR 19	912	412	722759

(iv)	Property Leases

1.      Mining Lease by and between Clark Powell and his Associates and Romarco Nevada, Inc., a Nevada corporation (predecessor-in-interest to Newmont Midas Operations Inc.), dated October 30, 1995. The Mining Lease affects the following unpatented lode mining claims situated in Sections 21 and 28, Township 39 North, Range 46 East, MDM, Elko County, Nevada:

	Recording Information
Claim Name	Book	Page	BLM Serial Number
King Midas	1095	890	105502
King Midas No. 2	1095	891	105503
Dixie	1095	892	105504
Dixie No. 1	1095	893	105505
Dixie No. 2	1095	894	105506
Dixie No. 3	1095	895	105507
H-2	1095	896	105509

2.      Lease of Estar, Redar and Laura Unpatented Lode Mining Claims and Sublease of Domenichelli Lease, dated July 1, 2000, by and between Frazer Creek Exploration Company, Inc., a Nevada corporation, and Franco-Nevada Mining Corporation, Inc., a Nevada corporation (predecessor-in-interest to Newmont Midas Operations Inc.), recorded as a memorandum as Document No. 467521 in Book 1, Pages 5290-5317 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on February 28, 2001. The Lease affects unpatented lode mining claims and agreements pertaining to lands situated in Sections 12 and 13, Township 39 North, Range 46 East, and in Sections 7, 18 and 19, Township 39 North, Range 47 East, MDM, Elko County, Nevada.

3.      Mining Lease dated August 1, 1990, by and between William and Rose Domenichelli, John Kenneth Domenichelli, William Melvin Domenichelli, Barbara Jean Rameriz and Ruth Ann Williams, as lessors, and Frazer Creek Exploration Company, Inc. a Nevada corporation, as lessee, recorded in short form version as Document No. 297863 in Book 735 at Pages 508-514 of the Official Records of the Elko County Recorder’s Office, Elko County, Nevada.

4.       Agreement Transferring Property Interests and Terminating Mining Lease With Option to Joint Venture, Quitclaim Deed and Grant of Royalty, dated August 11, 2000, by and between Frazer Creek Exploration Company, Inc., and Nevada corporation and Homestake Mining Company of California, a California corporation, recorded as Document No. 462327 in Book 0 at Pages 23222-23233 of the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, and on September 18, 2000. The terms of which the Laura 6 and 20 unpatented lode mining claims are subject to a two percent (2%) net smelter returns royalty and portions of the REDAR 3, 4 and 5, and ESTAR 1, 7, 8, 11, 18 and 19 unpatented lode mining claims are subject to a one percent (1%) net smelter returns royalty.

5.       Mining Lease and Agreement dated April 18, 2005, by and between Transamerica Minerals Company, a California corporation, as Owner (predecessor-in-interest to Oxy USA Inc.), and Newmont USA Limited, a Delaware corporation, recorded as a memorandum as Document No. 534181 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, and amended on December 21, 2006.

6.       Mining Sublease and Option dated April 2, 2007, by and between Barrick Gold Exploration Inc. and Newmont USA Limited, recorded as a memorandum as Document No. 571656 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on April 20, 2007.

7.       Land Lease Agreement dated March 26, 2012 by and between Newmont Midas Operations Inc., a Nevada corporation, as Lessor, and Southwestco Wireless LP, d/b/a Verizon Wireless, by Southwestco Wireless Inc., its managing partner, as Lessee, recorded as a memorandum as Document No. 654417 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on April 19, 2012.

Water Rights

All Water Rights and Certificates issued from Nevada Division of Water Resources have been issued to Newmont Midas Operations Inc.

Water Right Application number 60669 filed November 22, 1994, Certificate 16675 granted July 12, 2006.

Water Right Application number 61888 filed February 5, 1996, Certificate 18308 granted October 20, 2011.

Water Right Application number 62114 filed February 5, 1996, Certificate 15681 granted January 30, 2001.

Water Right Application number 62582 filed November 12, 1996, Proof of Beneficial Use due May 9, 2014.

Water Right Application number 65219 filed June 18, 1999, Certificate 18309 granted October 20, 2011.

Water Right Application number 65220 filed June 18, 1999, Certificate 18310 granted October 20, 2011.

Water Right Application number 65221 filed June 18, 1999, Certificate 18311 granted October 20, 2011.

Water Right Application number 68206 filed Nov 19, 2001, Certificate 18312 granted October 20, 2011.

Water Right Application number 75666 filed May 3, 2007, Proof of Beneficial Use due December 28, 2013.

Water Right Application number 76113 filed August 3, 2007, Proof of Beneficial Use due October 24, 2013.

Water Right Application number 76226 filed September 6, 2007, Proof of Beneficial Use due October 30, 2013.

Water Right Application number 76227 filed September 6, 2007, Proof of Beneficial Use due October 30, 2013.

Water Right Application number 76228 filed September 6, 2007, Proof of Beneficial Use due October 30, 2013.

Water Right Application number 79734E filed March 25, 2010, Proof of Completion filed May 6, 2011.

Water Right Application number 83248T; this is a temporary permit that will expire on December 2, 2015.

T 40 N
T 39 N
R 46 E
R 47 E
T 39 N
T 38 N
R 45 E
R 46 E

EXPLANATION

CONFIDENTIAL
This map is the property of Newmont Mining Corporation. Copies of this map, or any portion hereof, are not to be distributed without prior written permission from the Newmont Land Department.
Newmont makes no representations or warranties concerning the accuracy or completeness of any information depicted on the map. Use of the map by any party shall be at such party's sole risk and liability.

OPERATIONS POO BOUNDARY

MIDAS EXPLORATION POO BOUNDARY

BLM WILDERNESS STUDY AREA

- Federal Surface & Minerals
- Newmont Midas Surface & Minerals
- Newmont Midas Surface; Federal Minerals
- Newmont Midas Patented Claims
- Newmont Midas Unpatented Claims
- Newmont Midas Leased Unpatented Claims From Clark Powell & His Associates
- Barrick Surface Lands
- Barrick Minerals - 100%
- Barrick Minerals - 50%, Transamerica Minerals - 50%
- Barrick Minerals - 50%, Other Minerals - 50%
- Transamerica Minerals - 100%
- Nevada First Corporation Fee Lands
- J. William Powell Unpatented Claims
- Newmont Midas Leased Bell Unpatented Claims
- Newmont Midas Leased Frazer Creek Unpatented Claims
- 3rd Party Fee Lands
- Public Water Reserves
- Little Humboldt River WSA
- Bill Vest Unpatented Claims
- Unger Fee Lands
- Meridian Minerals Corporation FC 1-56 Lode Mining Claims

0 480 960 1440 M

0 2000 4000 6000 FT

SCALE 1: 24000

NEWMONT

Land Department
1655 Mountain City Hwy.
Elko, Nevada 89801
Telephone: (775) 778-2550
Fax: (775) 778-2560

PROJECT MAP

MIDAS

T38-40N, R45-47E, M.D.M.

Elko County, Nevada

PROJECT AREA: Midas	PLOT DATE: 9/18/2012	NOTE: Revised 1/26/2011	REV 1
COMPILED BY: Jackson/Thomas	PLOT SCALE: 1:24,000	COORD. SYSTEM: NAD27 NV-C ft.	
DRAFTED BY: Staff/rwl/dim/sd	LAYOUT NAME: 2000 (2)		
FILE NAME: S:\OzSouth\Land\AUTOCAD\Midas\MIDAS053307_PROJECT.dwg

SCHEDULE B

DESCRIPTION OF FIRE CREEK PROPERTY

Title to Properties

484 Unpatented Lode Mining Claims Owned by Klondex Gold & Silver Mining Company

Located in Sections 2, 10, 14, 16, 20, 22, 24, 26, 28, 30, 31, 32, 34 and 36, T30N R47E; and Section 36, T31N R47E; MDM, Lander County, Nevada

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page
NMC429292	WOOD TICK # 2	7/18/1987	144804;295;528
NMC429294	WOOD TICK # 4	7/18/1987	144806;295;530
NMC429296	WOOD TICK # 6	7/18/1987	144808;295;532
NMC429298	WOOD TICK # 8	7/18/1987	144810;295;534
NMC429300	WOOD TICK # 10	7/18/1987	144812;295;536
NMC429302	WOOD TICK # 12	7/18/1987	144814;295;538
NMC429304	WOOD TICK # 14	7/18/1987	144816;295;540
NMC429306	WOOD TICK # 16	7/18/1987	144818;295;542
NMC429308	WOOD TICK # 18	7/18/1987	144820;295;544
NMC429310	WOOD TICK # 20	7/18/1987	144822;295;546
NMC429312	WOOD TICK # 22	7/18/1987	144824;295;548
NMC429314	WOOD TICK # 24	7/19/1987	144826;295;550
NMC429316	WOOD TICK # 26	7/19/1987	144828;295;552
NMC429318	WOOD TICK # 28	7/18/1987	144830;295;554
NMC429320	WOOD TICK # 30	7/18/1987	144832;295;556
NMC429322	WOOD TICK # 32	7/19/1987	144834;295;558
NMC429324	WOOD TICK # 34	7/19/1987	144836;295;560
NMC429326	WOOD TICK # 36	7/19/1987	144838;295;562
NMC429328	WOOD TICK # 38	7/21/1987	144840;295;564
NMC429330	WOOD TICK # 40	7/21/1987	144842;295;566
NMC429332	WOOD TICK # 42	7/21/1987	144844;295;568
NMC429334	WOOD TICK # 44	7/21/1987	144846;295;570
NMC429336	WOOD TICK # 46	7/21/1987	144848;295;572
NMC429338	WOOD TICK # 48	7/21/1987	144850;295;574
NMC429340	WOOD TICK # 50	7/21/1987	144852;295;576
NMC429342	WOOD TICK # 52	7/21/1987	144854;295;578

NMC588642	G 1	1/23/1990	163499
NMC588643	G 2	1/23/1990	163500
NMC588644	G 3	1/23/1990	163501
NMC588645	G 4	1/23/1990	163502
NMC588646	G 5	1/23/1990	163503
NMC588647	G 6	1/23/1990	163504
NMC588648	G 7	1/23/1990	163505
NMC588649	G 8	1/23/1990	163506
NMC588650	G 9	1/23/1990	163507
NMC588651	G 10	1/23/1990	163508
NMC588652	G 11	1/23/1990	163509

1

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page
NMC588653	G 12	1/23/1990	163510
NMC588654	G 13	1/23/1990	163511
NMC588655	G 14	1/23/1990	163512
NMC588656	G 15	1/23/1990	163513
NMC588657	G 16	1/23/1990	163514

NMC636760	DEB # 2	12/13/1991	171442;403/94
NMC636762	DEB # 4	12/13/1991	171444;403/94

NMC642589	REVENGE 2	12/16/1991	172707
NMC642591	REVENGE 4	12/17/1991	172709
NMC642593	REVENGE 6	12/17/1991	172711
NMC642595	REVENGE 8	1/26/1992	172713
NMC642597	REVENGE 10	12/18/1991	172715
NMC642599	REVENGE 12	12/18/1991	172717
NMC642601	REVENGE 14	12/18/1991	172719
NMC642603	REVENGE 16	2/6/1992	172721
NMC642605	REVENGE 18	2/6/1992	172723
NMC642607	REVENGE 20	12/16/1991	172725
NMC642609	REVENGE 22	1/9/1992	172727
NMC642611	REVENGE 24	2/13/1992	172729
NMC642613	REVENGE 26	2/13/1992	172731
NMC642615	REVENGE 28	1/26/1992	172733

NMC654400	K 1	6/25/1992	176394
NMC654401	K 2	6/25/1992	176395
NMC654402	K 3	6/25/1992	176396
NMC654403	K 4	6/25/1992	176397
NMC654404	K 5	6/25/1992	176398
NMC654405	K 6	6/25/1992	176399
NMC654406	K 7	6/25/1992	176400
NMC654407	K 8	6/25/1992	176401
NMC654408	K 9	6/25/1992	176402
NMC654409	K 10	6/25/1992	176403
NMC654410	K 11	6/25/1992	176404
NMC654411	K 12	6/25/1992	176405
NMC654412	K 13	6/25/1992	176406
NMC654413	K 14	6/25/1992	176407
NMC654414	K 15	6/25/1992	176408
NMC654415	K 16	6/25/1992	176409
NMC654416	K 17	6/25/1992	176410
	Amended	8/17/1992	177514
NMC654417	K 18	6/25/1992	176411
	Amended	8/14/1992	177515
NMC654418	K 19	6/25/1992	176412
NMC654419	K 20	6/25/1992	176413
	Amended	8/14/1992	177516
NMC654420	K 21	6/26/1992	176414
NMC654421	K 22	6/26/1992	176415

2

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page
	Amended	8/17/1992	177517
NMC654422	K 23	6/26/1992	176416
NMC654423	K 24	6/26/1992	176417
	Amended	8/17/1992	177518
NMC654424	K 25	6/26/1992	176418
	Amended	8/17/1992	177519
NMC654425	K 26	6/26/1992	176419
	Amended	8/17/1992	177520
NMC654426	K 27	6/26/1992	176420
	Amended	8/17/1992	177521

NMC677352	ALAN 1	2/15/1993	183752;392;688
NMC677353	ALAN 2	2/15/1993	183753
NMC677354	ALAN 3	2/15/1993	183754
NMC677355	ALAN 4	2/15/1993	183755
NMC677356	ALAN 5	2/15/1993	183756
NMC677357	ALAN 6	2/15/1993	183757
NMC677358	ALAN 7	2/15/1993	183758
NMC677359	ALAN 8	2/15/1993	183759
NMC677360	ALAN 9	2/15/1993	183760
NMC677361	ALAN 10	2/15/1993	183761
NMC677362	ALAN 11	2/15/1993	183762
NMC677363	ALAN 12	2/15/1993	183763
NMC677364	ALAN 13	2/15/1993	183764
NMC677365	ALAN 14	2/15/1993	183765;392;701

NMC689348	N 2	11/17/1993	187015;403;45
NMC689350	N 4	11/17/1993	187017
NMC689352	N 6	11/17/1993	187019
NMC689354	N 8	11/17/1993	187021
NMC689356	N 10	11/17/1993	187023
NMC689358	N 12	11/17/1993	187025
NMC689360	N 14	11/17/1993	187027
NMC689362	N 16	11/17/1993	187029
NMC689364	N 18	11/17/1993	187031
NMC689366	N 20	11/18/1993	187033
NMC689368	N 22	11/18/1993	187035
NMC689370	N 24	11/18/1993	187037
NMC689372	N 26	11/18/1993	187039
NMC689374	N 28	11/18/1993	187041
NMC689376	N 30	11/18/1993	187043;403;73

NMC689380	TL 2	11/8/1993	187048;403;78
NMC689382	TL 4	11/8/1993	187050
NMC689384	TL 6	11/8/1993	187052
NMC689386	TL 8	11/10/1993	187054
NMC689388	TL 10	11/10/1993	187056
NMC689390	TL 12	11/10/1993	187058
NMC689392	TL 14	11/10/1993	187060

3

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page
NMC689394	TL 16	11/10/1993	187062
NMC689396	TL 18	11/10/1993	187064;40394

NMC703411	TL 20	6/21/1994	190187;409;652
NMC703413	TL 22	6/21/1994	190189;409;654
NMC703415	TL 24	6/21/1994	190191;409;656
NMC703417	TL 26	6/21/1994	190193;409;658

NMC725845	FCRA 1	9/28/1995	195570;422;371
NMC725846	FCRA 2	9/28/1995	195571;422;372
NMC725847	FCRA 3	9/28/1995	195572;422;373
NMC725848	FCRA 4	9/28/1995	195573;422;374
NMC725849	FCRA 5	9/28/1995	195574;422;375
NMC725850	FCRA 6	9/28/1995	195575;422;376
NMC725851	FCRA 7	9/28/1995	195576;422;377
NMC725852	FCRA 8	9/28/1995	195577;422;378
NMC725853	FCRA 9	9/28/1995	195578;422;379
NMC725854	FCRA 10	9/28/1995	195579;422;380
NMC725855	FCRA 11	9/28/1995	195580;422;381
NMC725856	FCRA 12	9/28/1995	195581;422;382
NMC725857	FCRA 13	9/28/1995	195582;422;383
NMC725858	FCRA 14	9/28/1995	195583;422;384
NMC725859	FCRA 15	9/28/1995	195584;422;385
NMC725860	FCRA 16	9/28/1995	195585;422;386
NMC725861	FCRA 17	9/28/1995	195586;422;387
NMC725862	FCRA 18	9/28/1995	195587;422;388
NMC725863	FCRA 19	9/28/1995	195588;422;389
NMC725864	FCRA 20	9/28/1995	195589;422;390

NMC810915	T 1	10/13/1999	213996;470;446
NMC810916	T 2	10/13/1999	213997;470;447
NMC810917	T 3	10/13/1999	213998;470;448
NMC810918	T 4	10/13/1999	213999;470;449
NMC810919	T 5	10/13/1999	214000;470;450
NMC810920	T 6	10/13/1999	214001;470;451
NMC810921	T 7	10/13/1999	214002;470;452
NMC810922	T 8	10/13/1999	214003;470;453
NMC810923	T 9	10/13/1999	214004;470;454
NMC810924	T 10	10/13/1999	214005;470;455

NMC858199	T 11	9/24/2003	229498
NMC858200	T 12	9/24/2003	229499
NMC858201	T 13	9/24/2003	229500
NMC858202	T 14	9/24/2003	229501
NMC858203	T 15	9/24/2003	229502
NMC858204	T 16	9/24/2003	229503
NMC858205	T 17	9/24/2003	229504
NMC858206	T 18	9/24/2003	229505
NMC858207	T 19	9/23/2003	229506

4

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page
NMC858208	T 20	9/23/2003	229507
NMC858209	T 21	9/23/2003	229508
NMC858210	T 22	9/23/2003	229509
NMC858211	T 23	9/23/2003	229510
NMC858212	T 24	9/23/2003	229511
NMC858213	T 25	9/23/2003	229512
NMC858214	T 26	9/23/2003	229513
NMC858215	T 27	9/24/2003	229514
NMC858216	T 28	9/24/2003	229515
NMC858217	T 29	9/24/2003	229516
NMC858218	T 30	9/24/2003	229517
NMC858219	T 31	9/24/2003	229518
NMC858220	T 32	9/24/2003	229519
NMC858221	T 33	9/24/2003	229520
NMC858222	T 34	9/24/2003	229521
NMC858223	T 35	9/24/2003	229522
NMC858224	T 36	9/24/2003	229523

NMC858225	HONDO 1	9/20/2003	229421
NMC858226	HONDO 3	9/20/2003	229422
NMC858227	HONDO 5	9/20/2003	229423
NMC858228	HONDO 7	9/20/2003	229424
NMC858229	HONDO 9	9/20/2003	229425
NMC858230	HONDO 11	9/20/2003	229426
NMC858231	HONDO 13	9/20/2003	229427
NMC858232	HONDO 15	9/20/2003	229428
NMC858233	HONDO 18	9/20/2003	229429
NMC858234	HONDO 20	9/20/2003	229430
NMC858235	HONDO 22	9/20/2003	229431
NMC858236	HONDO 24	9/20/2003	229432
NMC858237	HONDO 26	9/20/2003	229433
NMC858238	HONDO 28	9/20/2003	229434
NMC858239	HONDO 30	9/20/2003	229435
NMC858240	HONDO 32	9/20/2003	229436
NMC858241	HONDO 157	9/20/2003	229437
NMC858242	HONDO 158	9/20/2003	229438

NMC858243	DEB 1	9/22/2003	229477
NMC858244	DEB 3	9/22/2003	229478
NMC858245	DEB 5	9/22/2003	229479

NMC858246	REVENGE 1	9/22/2003	229480
NMC858247	REVENGE 3	9/23/2003	229481
NMC858248	REVENGE 5	9/23/2003	229482
NMC858249	REVENGE 7	9/23/2003	229483
NMC858250	REVENGE 9	9/23/2003	229484
NMC858251	REVENGE 11	9/22/2003	229485
NMC858252	REVENGE 13	9/22/2003	229486
NMC858253	REVENGE 15	9/22/2003	229487

5

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page
NMC858254	REVENGE 17	9/22/2003	229488
NMC858255	REVENGE 19	9/22/2003	229489
NMC858256	REVENGE 21	9/22/2003	229490
NMC858257	REVENGE 23	9/22/2003	229491
NMC858258	REVENGE 25	9/22/2003	229492
NMC858259	REVENGE 27	9/22/2003	229493
NMC858260	REVENGE 29	9/23/2003	229494
NMC858261	REVENGE 30	9/23/2003	229495
NMC858262	REVENGE 31	9/23/2003	229496

NMC858263	FC 1	9/21/2003	229440
NMC858264	FC 2	9/21/2003	229441
NMC858265	FC 3	9/21/2003	229442
NMC858266	FC 4	9/21/2003	229443
NMC858267	FC 5	9/21/2003	229444
NMC858268	FC 6	9/21/2003	229445
NMC858269	FC 7	9/21/2003	229446
NMC858270	FC 8	9/21/2003	229447
NMC858271	FC 9	9/21/2003	229448
NMC858272	FC 10	9/21/2003	229449
NMC858273	FC 11	9/21/2003	229450
NMC858274	FC 12	9/21/2003	229451
NMC858275	FC 13	9/21/2003	229452
NMC858276	FC 14	9/21/2003	229453
NMC858277	FC 15	9/21/2003	229454
NMC858278	FC 16	9/21/2003	229455
NMC858279	FC 17	9/21/2003	229456
NMC858280	FC 18	9/21/2003	229457

NMC858281	WHAT IF 29	9/21/2003	229458
NMC858282	WHAT IF 30	9/21/2003	229459
NMC858283	WHAT IF 31	9/21/2003	229460
NMC858284	WHAT IF 32	9/21/2003	229461
NMC858285	WHAT IF 33	9/21/2003	229462
NMC858286	WHAT IF 34	9/21/2003	229463
NMC858287	WHAT IF 35	9/21/2003	229464
NMC858288	WHAT IF 36	9/21/2003	229465
NMC858289	WHAT IF 37	9/21/2003	229466

NMC858290	FC 38	9/21/2003	229467
NMC858291	FC 39	9/21/2003	229468
NMC858292	FC 40	9/21/2003	229469
NMC858293	FC 41	9/21/2003	229470
NMC858294	FC 42	9/21/2003	229471
NMC858295	FC 43	9/21/2003	229472
NMC858296	FC 44	9/21/2003	229473
NMC858297	FC 45	9/21/2003	229474
NMC858298	FC 46	9/21/2003	229475

6

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page
NMC858346	T 38	10/5/2003	229833
NMC858347	T 39	10/5/2003	229834
NMC858348	T 40	10/5/2003	229835
NMC858349	T 41	10/5/2003	229836
NMC858350	T 42	10/5/2003	229837
NMC858351	T 43	10/5/2003	229838
NMC858352	T 44	10/5/2003	229839
NMC858353	T 45	10/5/2003	229840
NMC858354	T 46	10/5/2003	229841
NMC858355	T 47	10/5/2003	229842
NMC858356	T 48	10/5/2003	229843
NMC858357	T 49	10/5/2003	229844
NMC858358	T 50	10/5/2003	229845
NMC858359	T 51	10/5/2003	229846
NMC858360	T 52	10/5/2003	229847
NMC858361	T 53	10/5/2003	229848
NMC858362	T 54	10/5/2003	229849
NMC858363	T 55	10/5/2003	229850
NMC858364	T 56	10/5/2003	229851
NMC858365	T 57	10/5/2003	229852
NMC858366	T 58	10/5/2003	229853
NMC858367	T 59	10/5/2003	229854
NMC858368	T 60	10/5/2003	229855
NMC858369	T 61	10/6/2003	229856
NMC858370	T 62	10/6/2003	229857
NMC858371	T 63	10/6/2003	229858
NMC858372	T 64	10/6/2003	229859
NMC858373	T 65	10/6/2003	229860
NMC858374	T 66	10/6/2003	229861
NMC858375	T 67	10/6/2003	229862
NMC858376	T 68	10/6/2003	229863
NMC858377	T 69	10/6/2003	229864
NMC858378	T 70	10/6/2003	229865
NMC858379	T 71	10/6/2003	229866
NMC858380	T 72	10/6/2003	229867

NMC883199	FCXX 1	11/24/2004	234689
NMC883200	FCXX 2	11/24/2004	234690
NMC883201	FCXX 3	11/24/2004	234691
NMC883202	FCXX 4	11/24/2004	234692
NMC883203	FCXX 5	11/24/2004	234693
NMC883204	FCXX 6	11/24/2004	234694
NMC883205	FCXX 7	11/24/2004	234695
NMC883206	FCXX 8	11/24/2004	234696
NMC883207	FCXX 9	11/24/2004	234697
NMC883208	FCXX 10	11/24/2004	234698
NMC883209	FCXX 11	11/24/2004	234699
NMC883210	FCXX 12	11/24/2004	234700
NMC883211	FCXX 13	11/24/2004	234701

7

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page
NMC883212	FCXX 14	11/24/2004	234702
NMC883213	FCXX 15	11/24/2004	234703
NMC883214	FCXX 16	11/24/2004	234704
NMC883215	FCXX 17	11/24/2004	234705
NMC883216	FCXX 18	11/24/2004	234706
NMC883217	FCXX 19	11/24/2004	234707
NMC883218	FCXX 20	11/24/2004	234708
NMC883219	FCXX 21	11/24/2004	234709
NMC883220	FCXX 22	11/24/2004	234710
NMC883221	FCXX 23	11/24/2004	234711
NMC883222	FCXX 24	11/24/2004	234712
NMC883223	FCXX 25	11/24/2004	234713
NMC883224	FCXX 26	11/24/2004	234714
NMC883225	FCXX 27	11/24/2004	234715
NMC883226	FCXX 28	11/24/2004	234716
NMC883227	FCXX 29	11/24/2004	234717
NMC883228	FCXX 30	11/24/2004	234718
NMC883229	FCXX 31	11/24/2004	234719
NMC883230	FCXX 32	11/24/2004	234720
NMC883231	FCXX 33	11/24/2004	234721
NMC883232	FCXX 34	11/24/2004	234722
NMC883233	FCXX 35	11/24/2004	234723
NMC883234	FCXX 36	11/24/2004	234724
NMC883235	FCXX 37	11/24/2004	234725
NMC883236	FCXX 38	11/24/2004	234726
NMC883237	FCXX 39	11/24/2004	234727
NMC883238	FCXX 40	11/24/2004	234728

NMC941456	CH 1	9/19/2006	245941
NMC941457	CH 2	9/19/2006	245942
NMC941458	CH 3	9/19/2006	245943
NMC941459	CH 4	9/19/2006	245944
NMC941460	CH 5	9/19/2006	245945
NMC941461	CH 6	9/19/2006	245946
NMC941462	CH 7	9/19/2006	245947
NMC941463	CH 8	9/19/2006	245948
NMC941464	CH 9	9/19/2006	245949
NMC941465	CH 10	9/19/2006	245950
NMC941466	CH 11	9/19/2006	245951
NMC941467	CH 12	9/19/2006	245952
NMC941468	CH 13	9/19/2006	245953
NMC941469	CH 14	9/19/2006	245954
NMC941470	CH 15	9/19/2006	245955
NMC941471	CH 16	9/19/2006	245956
NMC941472	CH 17	9/19/2006	245957
NMC941473	CH 18	9/19/2006	245958

NMC941474	HONDO 2	10/4/2006	245960
NMC941475	HONDO 4	10/4/2006	245961

8

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page
NMC941476	HONDO 6	10/4/2006	245962
NMC941477	HONDO 8	10/4/2006	245963
NMC941478	HONDO 10	10/4/2006	245964
NMC941479	HONDO 12	10/4/2006	245965
NMC941480	HONDO 14	10/4/2006	245966
NMC941481	HONDO 16	10/4/2006	245967
NMC941482	HONDO 17	10/4/2006	245968
NMC941483	HONDO 19	10/4/2006	245969
NMC941484	HONDO 21	10/4/2006	245970
NMC941485	HONDO 23	10/4/2006	245971
NMC941486	HONDO 25	10/4/2006	245972
NMC941487	HONDO 27	10/4/2006	245973
NMC941488	HONDO 29	10/4/2006	245974
NMC941489	HONDO 31	10/4/2006	245975
NMC941490	HONDO 155	10/4/2006	245976
NMC941491	HONDO 156	10/4/2006	245977

NMC941492	N 1	9/11/2006	245979
NMC941493	N 3	9/11/2006	245980
NMC941494	N 5	9/12/2006	245981
NMC941495	N 7	9/12/2006	245982
NMC941496	N 9	9/12/2006	245983
NMC941497	N 11	9/11/2006	245984
NMC941498	N 13	9/11/2006	245985
NMC941499	N 15	9/12/2006	245986
NMC941500	N 17	9/12/2006	245987
NMC941501	N 19	9/11/2006	245988
NMC941502	N 21	9/11/2006	245989
NMC941503	N 23	9/11/2006	245990
NMC941504	N 25	9/11/2006	245991
NMC941505	N 27	9/11/2006	245992
NMC941506	N 29	9/12/2006	245993
NMC941507	N 31	9/12/2006	245994

NMC941508	TL 1	9/13/2006	245996
NMC941509	TL 3	9/13/2006	245997
NMC941510	TL 5	9/13/2006	245998
NMC941511	TL 7	9/13/2006	245999
NMC941512	TL 9	9/13/2006	246000
NMC941513	TL 11	9/13/2006	246001
NMC941514	TL 13	9/13/2006	246002
NMC941515	TL 15	9/13/2006	246003
NMC941516	TL 17	9/13/2006	246004
NMC941517	TL 19	9/14/2006	246005
NMC941518	TL 21	9/14/2006	246006
NMC941519	TL 23	9/14/2006	246007
NMC941520	TL 25	9/14/2006	246008
NMC941521	TL 27	9/14/2006	246009
NMC941522	TL 28	9/14/2006	246010

9

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page
NMC941523	TL 29	9/14/2006	246011
NMC941524	TL 30	9/14/2006	246012
NMC941525	TL 31	9/14/2006	246013

NMC941526	TWE 1	10/10/2006	246015
NMC941527	TWE 2	10/10/2006	246016
NMC941528	TWE 3	10/10/2006	246017
NMC941529	TWE 4	10/10/2006	246018
NMC941530	TWE 5	10/10/2006	246019
NMC941531	TWE 6	10/10/2006	246020
NMC941532	TWE 7	10/10/2006	246021
NMC941533	TWE 8	10/10/2006	246022
NMC941534	TWE 9	10/10/2006	246023
NMC941535	TWE 10	10/10/2006	246024
NMC941536	TWE 11	10/10/2006	246025
NMC941537	TWE 12	10/10/2006	246026
NMC941538	TWE 13	10/10/2006	246027
NMC941539	TWE 14	10/10/2006	246028
NMC941540	TWE 15	10/10/2006	246029
NMC941541	TWE 16	10/10/2006	246030
NMC941542	TWE 17	10/10/2006	246031
NMC941543	TWE 18	10/10/2006	246032
NMC941544	TWE 19	9/20/2006	246033
NMC941545	TWE 20	9/20/2006	246034
NMC941546	TWE 21	9/20/2006	246035
NMC941547	TWE 22	9/20/2006	246036
NMC941548	TWE 23	9/20/2006	246037
NMC941549	TWE 24	9/20/2006	246038
NMC941550	TWE 25	9/20/2006	246039
NMC941551	TWE 26	9/20/2006	246040
NMC941552	TWE 27	9/20/2006	246041
NMC941553	TWE 28	9/20/2006	246042
NMC941554	TWE 29	9/20/2006	246043
NMC941555	TWE 30	9/20/2006	246044
NMC941556	TWE 31	9/20/2006	246045
NMC941557	TWE 32	9/20/2006	246046
NMC941558	TWE 33	9/20/2006	246047
NMC941559	TWE 34	9/20/2006	246048
NMC941560	TWE 35	9/20/2006	246049
NMC941561	TWE 36	9/20/2006	246050

NMC941562	WT 1	10/31/2006	246052
NMC941563	WT 3	10/31/2006	246053
NMC941564	WT 5	10/31/2006	246054
NMC941565	WT 7	10/31/2006	246055
NMC941566	WT 9	10/31/2006	246056
NMC941567	WT 11	10/31/2006	246057
NMC941568	WT 13	10/31/2006	246058
NMC941569	WT 15	10/31/2006	246059

10

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page
NMC941570	WT 17	10/31/2006	246060
NMC941571	WT 19	11/7/2006	246061
NMC941572	WT 21	11/7/2006	246062
NMC941573	WT 23	11/7/2006	246063
NMC941574	WT 25	11/7/2006	246064
NMC941575	WT 27	11/7/2006	246065
NMC941576	WT 29	10/31/2006	246066
NMC941577	WT 31	10/31/2006	246067
NMC941578	WT 33	10/31/2006	246068
NMC941579	WT 35	10/31/2006	246069
NMC941580	WT 37	11/1/2006	246070
NMC941581	WT 39	11/1/2006	246071
NMC941582	WT 41	11/1/2006	246072
NMC941583	WT 43	11/112006	246073
NMC941584	WT 45	11/1/2006	246074
NMC941585	WT 47	11/1/2006	246075
NMC941586	WT 49	11/1/2006	246076
NMC941587	WT 51	11/1/2006	246077
NMC941588	WT 53	11/1/2006	246078
NMC941589	WT 54	11/1/2006	246079
NMC941590	WT 55	11/1/2006	246080
NMC941591	WT 56	11/8/2006	246081
NMC941592	WT 57	11/8/2006	246082
NMC941593	WT 58	11/8/2006	246083
NMC941594	WT 59	11/8/2006	246084
NMC941595	WT 60	11/8/2006	246085
NMC941596	WT 61	11/8/2006	246086
NMC941597	WT 62	11/8/2006	246087
NMC941598	WT 63	11/8/2006	246088
NMC941599	WT 64	11/8/2006	246089
NMC941600	WT 65	11/8/2006	246090
NMC941601	WT 66	11/8/2006	246091
NMC941602	WT 67	11/8/2006	246092
NMC941603	WT 68	11/8/2006	246093
NMC941604	WT 69	11/8/2006	246094
NMC941605	WT 70	11/8/2006	246095
NMC941606	WT 71	11/8/2006	246096
NMC941607	WT 72	11/8/2006	246097
Total 484 Claims

11

Summary of Fire Creek Exploration Project Fee Holdings

APN	Legal Description	Royalty	Acres
Section 9 T30N R47E MDB&M
007-110-01	NW1/4	N/A	160
007-110-13	E1/2 NE 1/4 NE1/4, SE1/4 NE1/4, SE1/4 SW1/4 NE1/4	N/A	70

Section 15 T30N R47E MDB&M
007-140-01	N1/2 NW1/4	N/A	80
007-140-03	SW1/4 NW1/4	N/A	40
007-140-05	SW1/4 NE1/4	N/A	40
007-140-12	SE1/4 SW1/4	N/A	40
007-140-14	Lots 1 & 2, also described as S1/2 SE1/4	N/A	65.39
007-140-15	SE1/4 NE1/4 SW1/4	N/A	10
007-140-19	S1/2 NW1/4 NE1/4	N/A	20
007-140-20	N1/2 NW1/4 NE1/4	N/A	20
007-140-21	NW1/4 NE1/4 SW1/4	N/A	10
007-140-22	NE1/4 NE1/4 SW1/4	N/A	10
007-140-23	SW1/4 NE1/4 SW1/4	N/A	10
007-140-25	NW1/4 NE1/4 NE1/4	N/A	10

Section 23 T30N R47E MDB&M
007-160-06	E1/2 SE1/4 NE1/4	N/A	20
007-160-08	N1/2 NE1/4 SE1/4	N/A	20
007-160-09	SE1/4 NE1/4 SE1/4	N/A	10
007-160-16	N1/2 SE1/4 NW1/4	5% NSR	20
007-160-17	N1/2 NW1/4 SW1/4	N/A	20
007-160-18	NW1/4 NW1/4	N/A	40
007-160-19	NE1/4 NW1/4	N/A	40
007-160-20	NE1/4 SW1/4 NW1/4	N/A	10
007-160-21	S1/2 SE1/4 NW1/4	N/A	20
007-160-22	NE1/4 NE/1/4 SW1/4	N/A	10
007-160-25	W1/2 SW1/4 NW1/4, NE1/4 SW1/4 NW1/4	5% NSR	30
007-160-26	NW1/4 NE1/4 SW1/4	N/A	10
007-160-27	NW1/4, SW1/4 SE1/4, SE1/4 NW1/4 SE1/4	N/A	20
007-160-28	SW1/4 NE1/4 SE1/4 NW1/4 SE1/4 SE1/4	N/A	20

Section 21 T30N R47E MDB&M
007-610-01	NW1/4	N/A	160

Section 33 T30N R47E MDB&M
007-640-06	S1/2 NW1/4	N/A	80
29	Fee Parcels		1095.39

12

Summary of Fire Creek Exploration Project Leased Fee Holdings

APN	Description	Lessor	Royalty	Expiration	Acres
Section 15 T30N R47E MDB&M
007-140-04	SE1/4 NW1/4	Third Party Lessor	4% NSR	(2)	40
007-140-06	SE1/4 NE1/4	Third Party Lessor	4% NSR	(2)	40
007-140-10	NE1/4 SE1/4, E1/2 NW1/4 SE1/4	Third Party Lessor	2.5% NSR	(2)	60
007-140-07	N2NW4SW4	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)	31-Jul-33	20
007-140-09	W2NW4SE4	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)	31-Jul-33	20
Section 19 T30N R47E MDB&M
007-160-04	SW4NE4	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)	31-Jul-33	40
007-160-24	NE4NW4SE4	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)	31-Jul-33	10
Section 19 T30N R47E MDB&M
007-060-69	Parcel 1 of the Sharp Hospital Map recorded in the Office of the Lander County Recorder in Book 375, Official Records, Page 170	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)	31-Jul-33	9.28
8	Leased Fee Parcels				239.28

Water Rights

All Water Rights and Certificates issued from Nevada Division of Water Resources have been issued to Klondex Gold & Silver Mining Company, unless otherwise noted.

Water Right Application number 74990-T filed November 2, 2006, Corrected Application filed December 27, 2006; this is a temporary permit and will revert back to 28637 on expiration.

Water Right Application number 77002 filed April 30, 2008, Approval of State Engineer granted November 16, 2009, Proof of Beneficial Use due November 16, 2014.

Water Right Application number 28637 filed August 28, 1974, Certificate 10558 granted January 28, 1983. This permit was issued to L. E. Gilbert.

Water Right Application number 77003 filed April 30, 2008, Approval of State Engineer granted November 16, 2009, Proof of Beneficial Use due November 16, 2014.

Water Right Application number 75129 filed November 28, 2006 with a new priority date of September 17, 2009, Certificate 18863 granted September 26, 2012.

13

14

Grid: UTM NAD27 z11N feet
1750000
14700000
T31NR47E
T30NR47E
T30NR48E
33
34
35
36
31
32
4
3
2
1
6
5
9
10
11
12
7
8
16
15
14
13
18
17
21
22
23
24
19
20
28
27
26
25
30
29
35
36
31
2
1
6
Lander County
Eureka County
Legend
Project Boundary
Klondex Fee Land
Bureau of Land Management
County Boundary
0
0.5
1
Miles
N
KLONDEX MINES LTD.

Klondex Gold & Silver Mining Company
Fire Creek Exploration Project
Lander County, Nevada

15

SCHEDULE C

OTHER PROPERTIES

Reef Project, Churchill County, Nevada

8 Unpatented Lode Mining Claims Owned by Klondex Gold & Silver Mining Company Located in Sections 24 and 25, T15N R34E, MDM, Churchill County, Nevada:

BLM Serial #	Claim Name #	Loc Date	County Doc	Legal Desc MTRS
NMC361070	REEF 1	1/17/1986	217903	21 0150N 0340E 024
	amended	2/14/2000	327888
NMC361071	REEF 2	1/17/1986	217904	21 0150N 0340E 024
	amended	2/14/2000	327889
NMC361072	REEF 3	1/17/1986	217905	21 0150N 0340E 024
	amended	2/14/2000	327890
NMC529603	REEF 4	09/01/1988	240992	21 0150N 0340E 024
	amended	2/14/2000	327891
NMC694084	REEF 5	01/12/1994	279925	21 0150N 0340E 024
	amended	2/14/2000	327892
NMC694085	REEF 6	01/12/1994	279926	21 0150N 0340E 024
	amended	2/14/2000	327893
NMC694086	REEF 7	01/12/1994	279927	21 0150N 0340E 024
	amended	2/14/2000	327894
NMC694087	REEF 8	01/12/1994	279928	21 0150N 0340E 024
	amended	2/14/2000	327895
Total 8 Unpatented Lode Claims Reef Project

Hot Springs Point Property, Eureka County, Nevada

81 Unpatented Lode Mining Claims Owned by Klondex Gold & Silver Mining Company

Located in Section 6, T29N R49E; and Sections 12 and 14, T29N R48E, MDM, Eureka County, Nevada:

BLM Serial #	Claim Name #	Loc Date	County Doc.	Legal Desc MTRS
NMC689398	HS 2	10/23/1993	149491	21 0290N 0480E 012
NMC689400	HS 4	10/23/1993	149493	21 0290N 0480E 012
NMC689402	HS 6	10/23/1993	149495	21 0290N 0480E 012
NMC689404	HS 8	10/23/1993	149497	21 0290N 0480E 012
NMC689406	HS 10	10/23/1993	149499	21 0290N 0480E 012
NMC689408	HS 12	10/23/1993	149501	21 0290N 0480E 012
NMC689410	HS 14	10/23/1993	149503	21 0290N 0480E 012
NMC689412	HS 16	10/23/1993	149505	21 0290N 0480E 012
NMC689414	HS 18	10/23/1993	149507	21 0290N 0480E 012
NMC689416	HS 20	10/23/1993	149509	21 0290N 0480E 012
NMC689418	HS 22	10/23/1993	149511	21 0290N 0480E 012

1

BLM Serial #	Claim Name #	Loc Date	County Doc.	Legal Desc MTRS
NMC689420	HS 24	10/23/1993	149513	21 0290N 0480E 012
NMC689422	HS 26	10/24/1993	149515	21 0290N 0490E 006
NMC689424	HS 28	10/24/1993	149517	21 0290N 0490E 006
NMC689426	HS 30	10/24/1993	149519	21 0290N 0490E 006
NMC689428	HS 32	10/24/1993	149521	21 0290N 0490E 006
NMC689430	HS 34	10/24/1993	149523	21 0290N 0490E 006
NMC689432	HS 36	10/24/1993	149525	21 0290N 0490E 006
NMC689434	HS 38	10/24/1993	149527	21 0290N 0490E 006
NMC689436	HS 40	10/24/1993	149529	21 0290N 0490E 006
NMC689438	HS 42	10/24/1993	149531	21 0290N 0490E 006
NMC689440	HS 44	10/24/1993	149533	21 0290N 0490E 006
NMC689442	HS 46	10/24/1993	149535	21 0290N 0490E 006
NMC689444	HS 48	10/28/1993	149537	21 0290N 0480E 014
NMC689446	HS 50	10/28/1993	149539	21 0290N 0480E 014
	amended	12/14/1993	149767
NMC689448	HS 52	10/29/1993	149541	21 0290N 0480E 014
	amended	12/14/1993	149769
NMC689450	HS 54	10/29/1993	149543	21 0290N 0480E 014
	amended	12/14/1993	149771
NMC689452	HS 56	10/29/1993	149545	21 0290N 0480E 014
	amended	12/14/1993	149773
NMC689454	HS 58	10/29/1993	149547	21 0290N 0480E 014
	amended	12/14/1993	149775
NMC689456	HS 60	10/29/1993	149549	21 0290N 0480E 014
	amended	12/14/1993	149777
NMC689458	HS 62	10/29/1993	149551	21 0290N 0480E 014
	amended	12/14/1993	149779
NMC689460	HS 64	10/29/1993	149553	21 0290N 0480E 014
	amended	12/14/1993	149781
NMC689462	HS 66	10/23/1993	149555	21 0290N 0480E 012

NMC692193	HS 68	12/07/1993	149958	21 0290N 0480E 014
NMC692195	HS 70	12/07/1993	149960	21 0290N 0480E 014
NMC692197	HS 72	12/07/1993	149962	21 0290N 0480E 014
NMC692199	HS 74	12/07/1993	149964	21 0290N 0480E 014
NMC692201	HS 76	12/07/1993	149966	21 0290N 0480E 014
NMC692203	HS 78	12/07/1993	149968	21 0290N 0480E 014
NMC1015124	HS 1	09/03/2009	214290	21 0290N 0480E 012
	amended	11/18/2009	214696
NMC1015125	HS 3	09/03/2009	214289	21 0290N 0480E 012
	amended	11/18/2009	214697
NMC1015126	HS 5	09/03/2009	214288	21 0290N 0480E 012
	amended	11/18/2009	214698
NMC1015127	HS 7	09/03/2009	214287	21 0290N 0480E 012

2

BLM Serial #	Claim Name #	Loc Date	County Doc.	Legal Desc MTRS
	amended	11/18/2009	214699
NMC1015128	HS 9	09/03/2009	214286	21 0290N 0480E 012
	amended	11/18/2009	214700
NMC1015129	HS 11	09/03/2009	214285	21 0290N 0480E 012
	amended	11/18/2009	214701
NMC1015130	HS 13	09/03/2009	214284	21 0290N 0480E 012
	amended	11/18/2009	214702
NMC1015131	HS 15	09/03/2009	214283	21 0290N 0480E 012
	amended	11/18/2009	214703
NMC1015132	HS 17	09/03/2009	214282	21 0290N 0480E 012
	amended	11/18/2009	214704
NMC1015133	HS 19	09/03/2009	214281	21 0290N 0480E 012
	amended	11/18/2009	214705
NMC1015134	HS 21	09/03/2009	214280	21 0290N 0480E 012
	amended	11/18/2009	214706
NMC1015135	HS 23	09/03/2009	214279	21 0290N 0480E 012
	amended	11/18/2009	214707
NMC1015136	HS 25	09/03/2009	214278	21 0290N 0480E 012
	amended	11/18/2009	214708
NMC1015137	HS 27	09/03/2009	214277	21 0290N 0490E 006
	amended	11/18/2009	214709
NMC1015138	HS 29	09/03/2009	214276	21 0290N 0490E 006
	amended	11/18/2009	214710
NMC1015139	HS 31	09/03/2009	214275	21 0290N 0490E 006
	amended	11/18/2009	214711
NMC1015140	HS 33	09/03/2009	214274	21 0290N 0490E 006
	amended	11/18/2009	214712
NMC1015141	HS 35	09/03/2009	214273	21 0290N 0490E 006
	amended	11/18/2009	214713
NMC1015142	HS 37	09/03/2009	214272	21 0290N 0490E 006
	amended	11/18/2009	214714
NMC1015143	HS 39	09/03/2009	214271	21 0290N 0490E 006
	amended	11/18/2009	214715
NMC1015144	HS 41	09/03/2009	214270	21 0290N 0490E 006
	amended	11/18/2009	214716
NMC1015145	HS 43	09/03/2009	214269	21 0290N 0490E 006
	amended	11/18/2009	214717
NMC1015146	HS 45	09/03/2009	214268	21 0290N 0490E 006
	amended	11/18/2009	214718
NMC1015147	HS 47	09/03/2009	214267	21 0290N 0490E 006
	amended	11/18/2009	214719
NMC1015148	HS 49	09/03/2009	214248	21 0290N 0480E 014
	amended	11/18/2009	214720
NMC1015149	HS 51	09/03/2009	214249	21 0290N 0480E 014

3

BLM Serial #	Claim Name #	Loc Date	County Doc.	Legal Desc MTRS
	amended	11/18/2009	214721
NMC1015150	HS 53	09/03/2009	214250	21 0290N 0480E 014
	amended	11/18/2009	214722
NMC1015151	HS 55	09/03/2009	214251	21 0290N 0480E 014
	amended	11/18/2009	214723
NMC1015152	HS 57	09/03/2009	214252	21 0290N 0480E 014
	amended	11/18/2009	214724
NMC1015153	HS 59	09/03/2009	214253	21 0290N 0480E 014
	amended	11/18/2009	214725
NMC1015154	HS 61	09/03/2009	214254	21 0290N 0480E 014
	amended	11/18/2009	214726
NMC1015155	HS 63	09/03/2009	214255	21 0290N 0480E 014
	amended	11/18/2009	214727
NMC1015156	HS 65	09/03/2009	214256	21 0290N 0480E 014
	amended	11/18/2009	214728
NMC1015157	HS 67	11/24/2009	214257	21 0290N 0480E 014
	amended	11/18/2009	214729
NMC1015158	HS 69	11/24/2009	214258	21 0290N 0480E 014
	amended	11/18/2009	214730
NMC1015159	HS 71	11/24/2009	214259	21 0290N 0480E 014
	amended	11/18/2009	214731
NMC1015160	HS 73	11/24/2009	214260	21 0290N 0480E 014
	amended	11/18/2009	214732
NMC1015161	HS 75	11/24/2009	214261	21 0290N 0480E 014
	amended	11/18/2009	214733
NMC1015162	HS 77	11/24/2009	214262	21 0290N 0480E 014
	amended	11/18/2009	214734
NMC1015163	HS 79	11/24/2009	214263	21 0290N 0480E 014
	amended	11/18/2009	214735
NMC1015164	HS 81	11/24/2009	214264	21 0290N 0480E 014
	amended	11/18/2009	214736
NMC1015165	HS 83	11/24/2009	214265	21 0290N 0480E 014
	amended	11/18/2009	214737
Total 81 Claims Hot Springs Point Project

Maggie Creek Project, Elko County, Nevada

48 Unpatented Lode Claims Owned by:
Klondex Gold & Silver Mining Company - 2/3 Apparent Interest;
Minex Resources Inc - 1/3 Apparent Interest
Located in Sections 8, 16, and 20, T34N R52E, MDM, Elko County, Nevada:

4

BLM Serial #	Claim Name #	Loc Date	County Doc;Bk;Pg	Legal Desc MTRS
NMC165759	LOR # 51	07/09/1980	137310;328;539	21 0340N 0520E 020
NMC165760	LOR # 52	07/09/1980	137311;328;540	21 0340N 0520E 020
NMC165763	LOR # 55	07/09/1980	137314;328;543	21 0340N 0520E 020
NMC165764	LOR # 56	07/09/1980	137315;328;544	21 0340N 0520E 020
NMC165767	LOR # 59	07/09/1980	137318;328;547	21 0340N 0520E 020
NMC165768	LOR # 60	07/09/1980	137319;328;548	21 0340N 0520E 020
NMC165771	LOR # 63	07/09/1980	137322;328;551	21 0340N 0520E 020
NMC165772	LOR # 64	07/09/1980	137323;328;552	21 0340N 0520E 020
NMC165775	LOR # 67	07/09/1980	137326;328;555	21 0340N 0520E 020
NMC165776	LOR # 68	07/10/1980	137327;328;556	21 0340N 0520E 020
NMC165778	LOR # 70	07/10/1980	137329;328;558	21 0340N 0520E 020
NMC165780	LOR # 72	07/09/1980	137331;328;560	21 0340N 0520E 020
NMC165782	LOR # 74	07/09/1980	137333;328;562	21 0340N 0520E 020
NMC165784	LOR # 76	07/09/1980	137335;328;564	21 0340N 0520E 020
NMC165786	LOR # 78	7/14/1980	137337;328;566	21 0340N 0520E 020

NMC165788	GH # 80	7/14/1980	137339;328;568	21 0340N 0520E 016
NMC165790	GH # 82	7/14/1980	137341;328;570	21 0340N 0520E 016
NMC165792	GH # 84	7/15/1980	137343;328;572	21 0340N 0520E 016
NMC165794	GH # 86	7/15/1980	137345;328;574	21 0340N 0520E 016
NMC165796	GH # 88	7/16/1980	137347;328;576	21 0340N 0520E 016
NMC165798	GH # 90	7/15/1980	137349;328;578	21 0340N 0520E 016
NMC165800	GH # 92	7/15/1980	137351;328;580	21 0340N 0520E 016
NMC165802	GH # 94	7/15/1980	137353;328;582	21 0340N 0520E 016
NMC165804	GH # 96	7/16/1980	137355;328;584	21 0340N 0520E 016
NMC165806	GH # 98	7/16/1980	137357;328;586	21 0340N 0520E 016
NMC165808	GH #100	7/15/1980	137359;328;588	21 0340N 0520E 016
NMC165810	GH #102	07/08/1980	137393;328;622	21 0340N 0520E 016
NMC165812	GH #104	07/08/1980	137395;328;624	21 0340N 0520E 016
NMC165814	GH #106	07/08/1980	137397;328;626	21 0340N 0520E 016
NMC165816	GH #108	07/08/1980	137399;328;628	21 0340N 0520E 016

NMC165818	RG #110	7/23/1980	137360;328;589	21 0340N 0520E 008
NMC165820	RG #112	7/23/1980	137362;328;591	21 0340N 0520E 008
NMC165822	RG #114	7/23/1980	137364;328;593	21 0340N 0520E 008
NMC165824	RG #116	7/23/1980	137366;328;595	21 0340N 0520E 008
NMC165828	RG #120	7/23/1980	137369;328;598	21 0340N 0520E 008
NMC165830	RG #122	7/23/1980	137371;328;600	21 0340N 0520E 008
NMC165832	RG #124	7/23/1980	137373;328;602	21 0340N 0520E 008
NMC165833	RG #125	7/23/1980	137374;328;603	21 0340N 0520E 008
NMC165836	RG #128	7/17/1980	137376;328;605	21 0340N 0520E 008
NMC165838	RG #130	7/17/1980	137378;328;607	21 0340N 0520E 008
NMC165840	RG #132	7/17/1980	137380;328;609	21 0340N 0520E 008
NMC165842	RG #134	7/17/1980	137382;328;611	21 0340N 0520E 008

5

BLM Serial #	Claim Name #	Loc Date	County Doc;Bk;Pg	Legal Desc MTRS
NMC165845	RG #138	7/17/1980	137385;328;614	21 0340N 0520E 008
NMC165846	RG #139	7/17/1980	137386;328;615	21 0340N 0520E 008
NMC165847	RG #140	7/17/1980	137387;328;616	21 0340N 0520E 008
NMC165849	RG #142	7/17/1980	137389;328;618	21 0340N 0520E 008
NMC165850	RG #143	7/17/1980	137390;328;619	21 0340N 0520E 008
NMC165851	RG #144	7/17/1980	137391;328;620	21 0340N 0520E 008
Total 48 Claims Maggie Creek Project

Other

APN	Description	Acres
002-038-03	Lot 11, Block 22 of Crescent Valley Ranch & Farms Unit No. 1, as per map included in the Office of the County Recorder of Eureka County, Nevada, as File No. 134081; EXCEPTING THEREFROM all petroleum, oil, natural gas and products derived therefrom, within or underlying said land or that may be produced therefrom, and all rights thereto, as reserved by Southern Pacific Land Company in Deed to H.J. Buchanau and Elsa Buchenau, recorded September 24, 1951, in Book 24 at Page 168, Eureka County, Nevada	0.690
002-038-04	Lot 10, Block 22 of Crescent Valley Ranch & Farms Unit No. 1, as per map included in the Office of the County Recorder of Eureka County, Nevada, as File No. 34081 on April 6, 1959	0.690

6

SCHEDULE D

MONTHLY DELIVERY REQUIREMENTS

This Schedule sets out, for each calendar month, the applicable ounces of Refined Gold to be delivered to the Buyer on each Delivery Date pursuant to Monthly Delivery Requirements.

2014		2015		2016
Month	Ounces	Month	Ounces	Month	Ounces
January	nil	January	625.0	January	666.7
February	nil	February	625.0	February	666.7
March	nil	March	625.0	March	666.7
April	nil	April	625.0	April	666.7
May	nil	May	625.0	May	666.7
June	964.5	June	625.0	June	666.7
July	964.5	July	625.0	July	666.7
August	964.5	August	625.0	August	666.7
September	964.5	September	625.0	September	666.7
October	964.5	October	625.0	October	666.7
November	964.5	November	625.0	November	666.7
December	963.0	December	625.0	December	666.3
Total:	6,750.0	Total:	7,500.0	Total:	8,000.0

2017		2018
Month	Ounces	Month	Ounces
January	666.7	January	666.7
February	666.7	February	666.7
March	666.7	March	666.7
April	666.7	April	666.7
May	666.7	May	666.7
June	666.7	June	666.7
July	666.7	July	666.7
August	666.7	August	666.7
September	666.7	September	666.7
October	666.7	October	666.7
November	666.7	November	666.7
December	666.3	December	666.3
Total:	8,000.0	Total:	8,000.0

SCHEDULE E

CONDITIONS FOR PAYMENT OF PURCHASE PRICE

The Buyer’s obligation to pay the Purchase Price is subject to the satisfaction of the following conditions (unless waived by the Buyer in writing):

1.	Transaction Documents

An original, duly executed by each relevant party, of each of the Transaction Documents, as follows:

(a)	this Agreement;

(b)	Intercreditor Agreement;

(c)

Guarantee by each of the Seller Entities other than the Seller (which shall be an absolute, unconditional, unlimited and primary guarantee of the Delivery Obligations and other obligations of the Seller under this Agreement);

(d)	General Security Agreement between the Buyer and each of the Seller Entities;

(e)	Securities Pledge Agreement between the Buyer and each of the Seller Entities (as applicable) pledging all of its shares owned by it of the other Seller Entities in favour of the Buyer;

(f)	Deeds of Trust between the Fire Creek Owner, as trustor, and Stewart Title Company, as trustee, in favour of the Buyer, as beneficiary in respect of the Fire Creek Property and Other Properties;

(g)	Deed of Trust between the Midas Owner, as trustor, and Stewart Title Company, as trustee, in favour of the Buyer, as beneficiary in respect of the Midas Property;

(h)	Blocked Account Agreement between the Buyer, as the secured party, the Seller, as the Debtor and Bank of Montreal;

(i)	Blocked Account Agreement between the Buyer, as the secured party, the Seller, as the Debtor and Bank of Montreal:

(j)	Deposit Account Control Agreement between the Buyer, as the secured party, the Seller, as the Debtor and Bank of America N.A.; and

(k)	Deposit Account Control Agreement between the Buyer, as the secured party, the Seller, as the Debtor and Bank of America N.A.

(the documents referred to in paragraphs (d) to (k) are collectively referred to as the “Security Agreements”).

2.	Perfection of Security

Each of the relevant Seller Entities has completed to the satisfaction of the Buyer all perfection formalities for the Security, including:

(a)	all filings, stampings, registrations, recordings and notifications in connection with the Security Agreements; and

(b)

the giving of notices of pledge, assignment or charge, as applicable in relation to the security created under the Security Agreements to each of the parties to the contractual arrangements and accounts which are the subject of the Security Agreements.

3.	Third Party Notices and Consents

The Seller Entities shall have obtained written consent from or provided written notice to, as applicable, the necessary parties and otherwise complied with the terms of the following agreements in connection with the completion of the transactions contemplated by the Transaction Documents:

(a)	Lease agreement effective July 1, 2000 by and between Fraser Creek Exploration Company, Inc. and Franco-Nevada Mining Corporation (third-party consent); and

(b)

Amended and Restated Gold Supply Agreement between Klondex Gold & Silver Mining Company and Waterton Global Value, L.P. dated as of March 31, 2011, as amended and restated as of October 4, 2011 (third party notice).

4.	Discharge of Encumbrances

The Seller has provided to the Buyer releases, discharges and postponements (in registrable form where appropriate) in respect of Encumbrances affecting any of the Properties which are not Permitted Encumbrances.

5.	Development and Mine Plans

The Seller has provided to the Buyer a copy of the development plan or mine plan, as applicable, for the Midas Mine and the Fire Creek Project.

6.	Legal Opinions

The Seller has provided to the Buyer favourable legal opinions and, in the case of fee lands, title insurance, in form, substance and detail satisfactory to the Buyer, pertaining to the Seller Entities’ title to the Properties and the validity and perfection of the Security.

7.	Other Documents

Such other documents as the Buyer may reasonably request.

SCHEDULE F

REPRESENTATIONS AND WARRANTIES OF THE BUYER

1.

Organization and Powers. The Buyer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to execute and deliver, and perform its obligations under, the Transaction Documents to which it is a party.

2.

Authorization; No Conflict. The execution and delivery by the Buyer of, the performance of its obligations under, and the consummation of the transactions contemplated by the Transaction Documents to which it is a party have been duly authorized by all necessary action of the Buyer, and do not and will not:

	(a)	violate the terms of its constating documents; or

(b)

conflict with, result in a breach of, or constitute a default or an event creating rights of acceleration, termination, modification or cancellation or a loss of rights under (with or without the giving notice or lapse of time or both), any written or oral contract, agreement, license, concession, indenture, mortgage, debenture, note or other instrument to which it is a party, subject or otherwise bound (including with respect to its assets) except in each case as would not have a material adverse effect on its ability to perform its obligations under the Transaction Documents; or

	(c)	violate in any material respect any Applicable Law to which it is subject or otherwise bound (including with respect to its assets).

3.

Execution; Binding Obligation. Each Transaction Document to which the Buyer is a party has been duly and validly executed and delivered by the Buyer. Each of the Transaction Documents to which the Buyer is a party constitutes, or when delivered under this Agreement will constitute, a legal, valid and binding obligation of the Buyer, enforceable against it in accordance with its terms, except to the extent enforcement may be affected by Applicable Laws and regulations relating to bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies.

4.

Consents. The Buyer is not required to give any notice to, make any filing with or obtain any authorization, consent, Order or approval of any Person in connection with the execution and delivery of any Transaction Document or the consummation of the transactions contemplated herein and therein, except, in each case, as would not have a material adverse effect on its ability to perform its obligations under the Transaction Documents.

SCHEDULE G

REPRESENTATIONS AND WARRANTIES OF THE SELLER

No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. The representations and warranties of the Seller set out in this Schedule below are made subject to and modified by the exceptions and qualifications (if any) noted in the correspondingly numbered section of the Disclosure Schedule. No disclosure in any particular section of the Disclosure Schedule (including the listing of a document or item in any Disclosure Schedule or the inclusion of a copy thereof in such Disclosure Schedule) shall be adequate to disclose an exception or qualification to a representation or warranty in any other sections of this Agreement or in any other section of the Disclosure Schedule unless the applicability of such disclosure to the other representations and warranties is clear and obvious on its face. Each section of the Disclosure Schedule shall be numbered to correspond to the paragraph of this Schedule G to which such section relates.

1.	Organization and Powers. Each Klondex Entity is:

(a)

duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to execute and deliver, and perform its obligations under, the Transaction Documents to which it is a party;

(b)

qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the nature and location of its assets requires such qualification or licensing except where such failure to qualify or be licensed or in good standing would not have a Material Adverse Effect; and

	(c)	has all requisite power and authority to own and lease its assets and carry on its business.

2.

Authorization; No Conflict. The execution and delivery by each Klondex Entity of, the performance of its obligations under, and the consummation of the transactions contemplated by the Transaction Documents to which it is a party have been duly authorized by all necessary corporate or other action of such Klondex Entity and do not and will not:

	(a)	violate the terms of the constating documents of such Klondex Entity;

(b)

conflict with, result in a breach of, or constitute a default or an event creating rights of acceleration, termination, modification or cancellation or a loss of rights under (with or without the giving notice or lapse of time or both), any written or oral contract, agreement, license, concession, indenture, mortgage, debenture, note or other instrument to which such Klondex Entity is a party, subject or otherwise bound (including with respect to its assets) in each case except as would not have a Material Adverse Effect;

	(c)	violate in any material respect any Applicable Law to which such Klondex Entity is subject or otherwise bound (including with respect to its assets); or

	(d)	except as contemplated by this Agreement, result in, or require, the creation or imposition of any Encumbrance upon or with respect to any of the assets or properties of such Klondex Entity.

3.	Solvency. Each Klondex Entity is Solvent and no Klondex Entity will be rendered Insolvent by the execution and delivery of any of the Transaction Documents to which such Klondex Entity is a party.

4.

Execution; Binding Obligation. Each Transaction Document to which a Klondex Entity is a party has been duly and validly executed and delivered by such Klondex Entity. Each of the Transaction Documents to which each Klondex Entity is a party constitutes, or when delivered under or in connection with this Agreement will constitute, legal, valid and binding obligation of such Klondex Entity, enforceable against such Klondex Entity in accordance with its terms, except to the extent enforcement may be affected by Applicable Laws and regulations relating to bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies.

5.

Consents. Except as set out in section 3 of Schedule E of this Agreement, no Klondex Entity is required to give any notice to, make any filing with or obtain any authorization, consent, Order or approval of any Person in connection with the execution, delivery or performance of its obligations under any Transaction Document or the consummation of the transactions contemplated herein and therein, except for recordings or filings in connection with the perfection of the Encumbrances on the Collateral in favor of the Buyer.

6.

No Defaults. No event has occurred or circumstance exists that (with or without the giving of notice or lapse of time or both) has contravened, conflicted with or resulted in, or may contravene, conflict with or result in, a violation or breach of, or give any Klondex Entity or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, any contract, lease, license, concession, Authorization, agreement, indenture, mortgage, debenture, note, instrument, or Order to which it is a party or by which it or its properties and assets may be bound, and, to the knowledge of the Seller, each other Person that is party thereto is in compliance in all material respects with the terms and requirements thereof, in each case, except as would not have a Material Adverse Effect.

7.

Litigation. Except as set out in Schedule G.7 of the Disclosure Schedule, there are no material actions, suits, investigations, claims or proceedings pending or, to the best of the Seller’s knowledge, threatened in writing against or directly affecting any Klondex Entity by or before any Governmental Body.

8.

Financial Statements; Projections. All annual and interim consolidated financial statements of the Seller filed on SEDAR since January 1, 2012 are complete and correct and fairly present, in all material respects, the financial condition and results of operations of the Klondex Entities as at the times and for the periods covered by such statements, in each case in accordance with GAAP, subject, in the case of any unaudited financial statements, to normal year-end adjustments and any absence of notes. All other consolidated or other financial statements of each Klondex Entity delivered to the Buyer are complete and correct and fairly present, in all material respects, the financial condition and results of operations of such Klondex Entity as at the times and for the periods covered by such statements, in each case in accordance with GAAP, subject, in the case of any unaudited financial statements, to normal year-end adjustments and any absence of notes. Since January 1, 2012, there has been no Material Adverse Effect. All financial projections and forecasts delivered to the Buyer represent the Seller’s reasonable estimates and assumptions as to future performance, which the Seller believes to be fair and reasonable as of the time made in the light of current and reasonably foreseeable business conditions.

9.

Liabilities. No Klondex Entity has any material liabilities or obligations of any nature whatsoever, whether direct or indirect, matured or unmatured, known or unknown, fixed, absolute, accrued, contingent or otherwise, that are not reflected in the consolidated financial statements referred to in the first sentence of Section 8 above or in the notes thereto, other than liabilities arising in the ordinary course of business since September 30, 2013.

10.

Taxes. Except as disclosed in Schedule G. 10 of the Disclosure Schedule (i) each Klondex Entity has filed or caused to be filed on a timely basis all federal (United States or Canada), state, provincial and material local tax returns that were required to be filed by or with respect to it pursuant to Applicable Law, (ii) all tax returns filed by such Klondex Entity are complete and correct and comply with Applicable Law in all material respects, (iii) each Klondex Entity has paid, or made provisions for the payment of, all material Taxes that have been or could have become due for all periods covered by any tax return or otherwise, (iv) each Klondex Entity has withheld or collected and paid to the proper Governmental Body or other Person all material Taxes required to be withheld, collected or paid by it, (v) no claim has been made by any Governmental Body in a jurisdiction where any Klondex Entity does not file tax returns that such Klondex Entity is or could be subject to taxation by that jurisdiction, (vi) to the knowledge of the Seller, no tax return of any Klondex Entity is under audit by any Governmental Body, and (vii) no proceedings are pending or, to the knowledge of any Klondex Entity, threatened by or before any Governmental Body with respect to material Taxes of any Klondex Entity.

11.

Insurance. The properties, assets and operations of each Klondex Entity are insured with reputable insurance companies (not Affiliates of any Klondex Entity), in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in the localities where such Klondex Entity operates.

12.

Title to Collateral; Liens. Subject to Permitted Encumbrances and as set out in Schedule G.12 of the Disclosure Schedule, the Klondex Entities (i) have valid and subsisting leasehold title to all leases of real property included within the Fire Creek Property, and, following completion of the Acquisition, the Midas Property, or Collateral (including the Other Properties), (ii) have valid possessory and record title to all unpatented mining claims and millsite claims included within such Properties or Collateral (including the Other Properties), except for such claims that are leased to a Klondex Entity and are covered under part (i) of this paragraph, (iii) have good and marketable title to such other real property interests included within such Properties or Collateral (including the Other Properties) and not otherwise included under parts (i) and (ii) of this paragraph, and (iv) have good and valid title to or hold a valid leasehold interest in such properties and assets, which are not real property interests, and are included within the Collateral. There are no Encumbrances upon or with respect to any of the properties and assets included in such Properties or Collateral, except for Permitted Encumbrances. Without limiting the foregoing:

(a)

no Person other than the Klondex Entities has any rights to participate in or operate the Fire Creek Property and the Fire Creek Project, and, following completion of the Acquisition, the Midas Property and the Midas Mine;

(b)

the Fire Creek Property and the Midas Property comprise all of the real property, mineral and surface interests held by the Klondex Entities in respect of the Fire Creek Project and, following completion of the Acquisition, the Midas Mine, respectively;

(c)

the Fire Creek Property and, following completion of the Acquisition, the Midas Property constitute all real property, mineral, surface interests and ancillary rights necessary for, as applicable, the construction, development and mining operations of the Fire Creek Project and the Midas Mine, respectively, as currently operated and substantially in accordance with the current or then applicable development or mine plan;

(d)

except as set out in Schedule G.12 of the Disclosure Schedule, none of the Fire Creek Property or, following completion of the Acquisition, the Midas Property or any Minerals produced therefrom are subject to an option, right of first refusal or right, title, interest, reservation, claim, rent, royalty, or payment in the nature of rent or royalty, or right capable of becoming an agreement, option, right of first refusal or right, title, interest, reservation, claim, rent, royalty, or payment in the nature of rent or royalty;

(e)

none of the Permitted Encumbrances would have a Material Adverse Effect or otherwise materially adversely affect the ability of any Klondex Entity to enjoy the anticipated benefits of the Fire Creek Property or, following completion of the Acquisition, the Midas Property; and

(f)

the Other Properties comprise all of the real property, mineral and surface interests held by the Klondex Entities other than the Fire Creek Property and as disclosed in Schedule G.12 of the Disclosure Schedule and, following completion of the Acquisition, the Midas Property.

13.

Maintenance of Property. All mining claim maintenance fees, recording fees, Taxes and all other amounts have been paid when due and payable and all other actions and all other obligations as are required to maintain the Fire Creek Property, any other properties of the Klondex Entities and, following completion of the Acquisition, the Midas Property have been taken and complied with in all material respects.

14.

Authorizations. The Klondex Entities have obtained or been issued all Authorizations (including environmental Authorizations and Utility Commitments) and Other Rights necessary for (i) the construction, development and mining operations of the Fire Creek Project, any other mineral project of the Klondex Entities and, following completion of the Acquisition, the Midas Mine, and (ii) the commencement and ongoing operation of commercial production transactions, other than, in each case, such Authorizations (including environmental Authorizations and Utility Commitments) and Other Rights (A) that are not necessary on the date this representation and warranty is made or deemed made for the conduct of development activities as such activities are currently being conducted, but that are expected to be obtained, in the ordinary course of business, by the time they are necessary for the conduct of development activities and the eventual commencement and ongoing commercial production, as applicable, or (B) the failure of which to be obtained would not be material to the development of the Fire Creek Project, any other mineral project of the Klondex Entities or, following completion of the Acquisition, the Midas Mine or the commencement and ongoing operation of commercial production (including commercial production transactions). There are no facts or circumstances that might reasonably be expected to adversely affect the issuance or obtaining of any such material Authorizations (including environmental Authorizations and Utility Commitments) or Other Rights.

15.

Compliance with Applicable Laws. Each Klondex Entity, the Fire Creek Project, any other mineral project of the Klondex Entities and, following completion of the Acquisition, the Midas Mine, is and has been in compliance in all material respects with all Applicable Laws. Without limiting the generality of the foregoing, except as set out in Schedule G.15 of the Disclosure Schedule, each Klondex Entity, the Fire Creek Project, any other mineral project of the Klondex Entities and, following completion of the Acquisition, the Midas Mine, is and has been in compliance in all material respects with all applicable Environmental Laws, and there are no actions, suits, claims, notices of violation, hearings, investigations or proceedings pending or, to the best of the Seller’s knowledge, threatened against or affecting any Klondex Entity with respect to the ownership, use, maintenance and operation of the Fire Creek Project, any other mineral project of the Klondex Entities or, following completion of the Acquisition, the Midas Mine, or the property or assets of any Klondex Entity, relating to any applicable Environmental Laws, where any adverse determination with respect thereto or liability imposed therein could have a Material Adverse Effect.

16.

Subsidiaries; Other Ventures. Klondex BC Holdco is a direct, wholly-owned Subsidiary of Klondex, Klondex Holdings is a direct, wholly-owned Subsidiary of Klondex BC Holdco and the Fire Creek Owner is a direct, wholly-owned Subsidiary of Klondex Holdings, and, following completion of the Acquisition, Midas Holdings will be a direct, wholly-owned Subsidiary of Klondex Holdings and the Midas Owner will be a direct, wholly-owned Subsidiary of Midas Holdings. None of the Seller Entities has any other Subsidiaries or any other equity interest in any Person. No Seller Entity is engaged in any joint purchasing arrangement, joint venture, partnership or other joint enterprise with any other Person.

17.	Certain Indebtedness. Schedule G.17 of the Disclosure Schedule identifies as of the date hereof all Indebtedness of each Klondex Entity.

18.

Chief Executive Office and Other Locations. Each Klondex Entity’s chief executive office and principal place of business is set forth in Schedule G.18 of the Disclosure Schedule. Each Klondex Entity’s material Records are located at its chief executive office, and the only other offices and/or locations where it keeps the Collateral (except for inventory which is in transit) or conducts any of its business are set forth in Schedule G.18 of the Disclosure Schedule.

19.

No Subordination. There is no agreement, indenture, contract or instrument to which any Klondex Entity is a party or by which it or any of its properties or assets may be bound that requires the subordination in right of payment of any of the obligations of the Klondex Entity under the Transaction Documents to any other obligation of it.

20.	Labour Matters. There is no strike, lock-out or other work stoppage or labour dispute occurring or, to the knowledge of the Seller, threatened that would have a Material Adverse Effect.

21.

Employee Benefit Plans. Except as set forth in Schedule G.21 of the Disclosure Schedule, no Klondex Entity nor any of their respective Affiliates sponsors, maintains or contributes to, or at any time during the last six years has sponsored, maintained or contributed to (or been obligated to sponsor, maintain or contribute to) any Employee Benefit Plan (as defined below) that is (or was) subject to the laws of the United States of America. Each Employee Benefit Plan mandated by a Governmental Body (other than the United States of America or a constituent state thereof) or subject to the laws of a jurisdiction outside of the United States of America (“Foreign Company Plan”) that is intended to qualify for special tax treatment meets all of the requirements for such treatment and has obtained all necessary approvals of all relevant Governmental Bodies. No Foreign Company Plan has any unfunded liabilities, determined in accordance with GAAP, that have not been fully accrued on the Seller’s financial statements or that will not be fully offset by insurance. All Foreign Company Plans are registered where required by, and are in good standing under, all Applicable Laws. For purposes of this Section 21, “Employee Benefit Plan” means any employee benefit plan, program, policy or arrangement sponsored, maintained or contributed to by a Klondex Entity or any of their respective Affiliates or with respect to which the Seller, any Klondex Entity or any of their respective Affiliates has any liability or obligation.

22.

Intellectual Property. Each Klondex Entity owns, licenses or otherwise has the right to use all material licenses, Authorizations, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto. No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Klondex Entity infringes upon or conflicts with any rights owned by any other Person. No claim or litigation regarding any of the foregoing is pending or, to its knowledge, threatened.

23.

Mineral Reserves and Resources. The most recent estimated measured, indicated and inferred mineral resources and proven and probable mineral reserves, if any, and technical reports disclosed in the Seller Securities Documents (as defined below) for the Fire Creek Project, any other mineral project of the Klondex Entities and, following completion of the Acquisition, the Midas Mine, have been prepared and disclosed in accordance with accepted mining industry practices and in accordance with the requirements prescribed by National Instrument 43-101 and the companion policy thereto (as in effect on the date of publication of the relevant report or information); the Seller has no knowledge that the mineral resources or mineral reserves (or any other material aspect of any technical reports) as disclosed in the Seller Securities Documents are inaccurate in any material respect; there are no outstanding unresolved comments of any securities commission or other securities regulatory authority in each province and territory of Canada in which the Seller is a reporting issuer (the “Securities Regulatory Authorities”) in respect of the technical disclosure made in the Seller Securities Documents; and, to the knowledge of the Seller, there has been no material reduction in the aggregate amount of estimated mineral resources and reserves, if any, of the Klondex Entities, from the amounts last disclosed publicly by the Seller in the Seller Securities Documents.

24.

Regulatory Compliance. The Seller has filed, on a timely basis, all required reports, schedules, financial statements, forms, registrations, certifications and other documents together with any amendments required to be made with respect thereto with the Securities Regulatory Authorities and the TSX since January 1, 2012 (together with the exhibits and other information incorporated therein, the “Seller Securities Documents”) with the TSX and the Securities Regulatory Authorities and paid all fees and assessments due and payable in connection therewith; as of their respective dates of filing (or, if amended or superseded by a filing prior to the date hereof, as of the date of such filing), the Seller Securities Documents complied in all material respects with the requirements of Applicable Laws and none of the Seller Securities Documents contained any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they are made, not misleading; the Seller has not filed any confidential material change reports which continue to be confidential.

25.

Brokers and Finders. No Klondex Entity has employed any broker or finder or incurred any liability for any brokerage fee, commission, finders’ fee or any other similar payment in connection with the transactions contemplated by this Agreement that could give rise to any claim against the Buyer for brokerage fees, commissions, finders’ fees or any other similar payments.

26.	Disclosure. All information relating to the business, assets, liabilities, properties or financial condition of the Seller Entities provided to the Buyer or any of its representatives or advisors, or

26.

Disclosure. All information relating to the business, assets, liabilities, properties or financial condition of the Seller Entities provided to the Buyer or any of its representatives or advisors, or made available to the Buyer or any its representatives or advisors, is true, accurate and complete in all material respects.